                                                                  Exhibit 10.2.2

--------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT

                         Dated as of December 5, 2000

                                     among

    CAPITAL ONE, F.S.B. AND CAPITAL ONE BANK, jointly and severally as the
                     Construction Agent and as the Lessee,

                      CAPITAL ONE FINANCIAL CORPORATION,
                               as the Guarantor,

                     FIRST UNION DEVELOPMENT CORPORATION,
                      as the Borrower and as the Lessor,

     THE VARIOUS FINANCIAL INSTITUTIONS AND OTHER INSTITUTIONAL INVESTORS WHICH ARE PARTIES HERETO FROM TIME TO TIME, as the Tranche A Note Purchasers,

      THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
              HERETO FROM TIME TO TIME, as the Tranche B Lenders,

                                      and

                          FIRST UNION NATIONAL BANK,
                as the Agent for the Primary Financing Parties
                    and, respecting the Security Documents,
                     as the Agent for the Secured Parties

                                      and

                          FIRST UNION NATIONAL BANK,
                              as the Escrow Agent
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.  THE FINANCING....................................................................................     1

SECTION 2.  [RESERVED].......................................................................................     2

SECTION 3.  SUMMARY OF TRANSACTIONS..........................................................................     2
   3.1.     Operative Agreements.............................................................................     2
   3.2.     Property Purchase................................................................................     2
   3.3.     Construction of Improvements; Commencement of Basic Rent.........................................     2

SECTION 4.  THE CLOSING......................................................................................     2
   4.1.     Closing Date.....................................................................................     2
   4.2.     Closing Date; Acquisition Advance; Construction Advances.........................................     3

SECTION 5.  FUNDING OF ADVANCES; CONDITIONS PRECEDENT; REPORTING REQUIREMENTS ON COMPLETION DATE; THE
            LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS..............................................     3
   5.1.     General..........................................................................................     3
   5.2.     Procedures for Funding...........................................................................     3
   5.3.     Conditions Precedent for the Lessee, the Lessor, the Agent and the Primary Financing
            Parties Relating to the Closing Date and the Advance of Funds for the Acquisition of the
            Property.........................................................................................     5
   5.4.     Conditions Precedent for the Lessor, the Agent and the Tranche B Lenders Relating to the
            Advance of Funds after the Acquisition Advance...................................................    10
   5.5.     Additional Reporting and Delivery Requirements on Completion Date................................    11
   5.6.     The Construction Agent Delivery of Construction Budget Modifications.............................    12
   5.7.     Restrictions on Liens............................................................................    12
   5.8.     [Reserved].......................................................................................    13
   5.9.     [Reserved].......................................................................................    13
   5.10.    Payments.........................................................................................    13
   5.11.    Extension of Construction Period Termination Date................................................    13
   5.12     Escrow Account...................................................................................    14
   5.13.    Partial Funding of Unreimbursed Costs Following an Agency Agreement Event of Default.............    15
   5.14.    Lessee's Right to Replace Non-Consenting Primary Financing Parties...............................    15
   5.15     Rights of Tranche A Note Purchasers Upon Merger and Change of Director Control of COB, FSB
            or COFC or Upon Downgrade of Debt Rating of COB..................................................    16

SECTION 6.  REPRESENTATIONS AND WARRANTIES...................................................................    17
   6.1.     Representations and Warranties of the Borrower...................................................    17
   6.2.     Representations and Warranties of the Lessee.....................................................    19
   6.3      Additional Representations and Warranties of FSB.................................................    24
            6.3.1      Organization; Power and Authority.....................................................    24
            6.3.2      Authorization, etc....................................................................    24
            6.3.3      [Reserved]............................................................................    24
            6.3.4      Financial Statements..................................................................    24
            6.3.5      Compliance with Laws, Other Instruments, etc..........................................    25

            6.3.6      [Reserved]............................................................................    25
            6.3.7      [Reserved]............................................................................    25
            6.3.8      [Reserved]............................................................................    25
            6.3.9      Compliance with ERISA.................................................................    25
            6.3.10     Offering of the Tranche A Notes, etc..................................................    26
            6.3.11     Status under Certain Statutes.........................................................    26
            6.3.12     Legal Name; Trade Names...............................................................    26
   6.4      Additional Representations, Warranties and Covenants of COB......................................    26
            6.4.1      Organization; Power and Authority.....................................................    26
            6.4.2      Authorization, etc....................................................................    27
            6.4.3      [Reserved]............................................................................    27
            6.4.4      Financial Statements..................................................................    27
            6.4.5      Compliance with Laws, Other Instruments, etc..........................................    28
            6.4.6      [Reserved]............................................................................    28
            6.4.7      [Reserved]............................................................................    28
            6.4.8      [Reserved]............................................................................    28
            6.4.9      Compliance with ERISA.................................................................    28
            6.4.10     Offering of the Tranche A Notes, etc..................................................    28
            6.4.11     Status under Certain Statutes.........................................................    29
            6.4.12     Legal Name; Trade Names...............................................................    29

SECTION 7.  PAYMENT OF CERTAIN EXPENSES......................................................................    29
   7.1.     Transaction Expenses.............................................................................    29
   7.2.     Brokers' Fees....................................................................................    31
   7.3.     Certain Fees and Expenses........................................................................    31
   7.4.     [Reserved].......................................................................................    31
   7.5.     Administrative Fee...............................................................................    31

SECTION 8.  OTHER COVENANTS AND AGREEMENTS...................................................................    32
   8.1.     Cooperation with the Construction Agent or the Lessee............................................    32
   8.2.     Covenants of the Lessor..........................................................................    32
   8.3.     Credit Party Covenants, Consent and Acknowledgment...............................................    33
   8.3A     Additional Affirmative Covenants of FSB..........................................................    39
            8.3A.1     Financial and Business Information....................................................    39
            8.3A.2     Inspection............................................................................    42
            8.3A.3     Compliance with Law...................................................................    42
            8.3A.4     Insurance.............................................................................    43
            8.3A.5     Maintenance of Properties.............................................................    43
            8.3A.6     Payment of Taxes and Claims...........................................................    43
            8.3A.7     Corporate Existence, etc..............................................................    43
            8.3A.8     Litigation............................................................................    43
   8.3B     Additional Negative Covenants of FSB.............................................................    44
            8.3B.1     Delinquency Ratio.....................................................................    44
            8.3B.2     Other Financial Conditions............................................................    44
            8.3B.3     Merger, Consolidation, etc............................................................    44
            8.3B.4     Lines of Business.....................................................................    45
   8.3C     Additional Affirmative Covenants of COB..........................................................    45
            8.3C.1     Financial and Business Information....................................................    45

            8.3C.2     Inspection............................................................................    48
            8.3C.3     Compliance with Law...................................................................    48
            8.3C.4     Insurance.............................................................................    49
            8.3C.5     Maintenance of Properties.............................................................    49
            8.3C.6     Payment of Taxes and Claims...........................................................    49
            8.3C.7     Corporate Existence, etc..............................................................    49
            8.3C.8     Litigation............................................................................    49
   8.3D     Additional Negative Covenants of COB.............................................................    50
            8.3D.1     Delinquency Ratio.....................................................................    50
            8.3D.2     Other Financial Conditions............................................................    50
            8.3D.3     Merger, Consolidation, etc............................................................    50
            8.3D.4     Lines of Business.....................................................................    51
   8.4.     Sharing of Certain Payments......................................................................    51
   8.5.     Grant of Easements, etc..........................................................................    51
   8.6.     Appointment of the Agent by the Primary Financing Parties and the Lessor.........................    52
   8.7.     Collection and Allocation of Payments and Other Amounts..........................................    56
   8.8.     Release of Properties, etc.......................................................................    59
   8.9.     Limitation of Lessor's Obligations...............................................................    60
   8.10.    No Representations or Warranties as to the Property or Operative Agreements......................    61
   8.11.    Reliance; Advice of Counsel......................................................................    61
   8.12.    Recordation of the Lease Supplement and/or Memorandum of Lease...................................    62
   8.13     Amendments to Guarantor Credit Agreement.........................................................    62
   8.14     Joint and Several Liability of the Lessees and Construction Agents...............................    63
   8.15     Appointment of COB as Agent for FSB..............................................................    65

SECTION  9. CREDIT AGREEMENT.................................................................................    65
   9.1.     The Construction Agent's and the Lessee's Credit Agreement and Note Purchase Agreement
            Rights...........................................................................................    65

SECTION 10. TRANSFER OF INTEREST.............................................................................    66
   10.1.    Restrictions on Transfer.........................................................................    66
   10.2.    Effect of Transfer...............................................................................    67

SECTION 11. INDEMNIFICATION..................................................................................    68
   11.1.    General Indemnity................................................................................    68
   11.2.    General Tax Indemnity............................................................................    71
   11.3.    Increased Costs, Illegality, etc.................................................................    76
   11.4.    Funding/Contribution Indemnity...................................................................    77
   11.5.    EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC...........................    78
   11.6.    Additional Provisions Regarding Environmental Indemnification....................................    78
   11.7.    Indemnity Prior to Completion Date...............................................................    79

SECTION 12. MISCELLANEOUS....................................................................................    79
   12.1.    Survival of Agreements...........................................................................    79
   12.2.    Notices..........................................................................................    80
   12.3.    Counterparts.....................................................................................    81
   12.4.    Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters..................................    81
   12.5.    Headings, etc....................................................................................    82

   12.6.    Parties in Interest..............................................................................    82
   12.7.    GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE...........................    82
   12.8.    Severability.....................................................................................    83
   12.9.    Liability Limited................................................................................    83
   12.10.   Rights of the Credit Parties.....................................................................    84
   12.11.   Further Assurances...............................................................................    84
   12.12.   Calculations under Operative Agreements..........................................................    85
   12.13.   Confidentiality..................................................................................    85
   12.14.   Financial Reporting/Tax Characterization.........................................................    86
   12.15.   Set-off..........................................................................................    87
   12.16.   Lease Senior.....................................................................................    87

EXHIBITS

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - [Reserved]

C - Form of Secretary's Certificate - Section 5.3(z)

D - Form of Officer's Certificate - Section 5.3(aa)

E - Form of Secretary's Certificate - Section 5.3(cc)

F - Form of Officer's Certificate - Section 5.3(dd)

G - [Reserved]

H - [Reserved]

I - Form of Officer's Certificate - Section 5.5

J - [Reserved]

K - Description of Material Litigation - Section 6.2(d)

L - State of Incorporation/Formation and Principal Place of Business of The
    Guarantor - Section 6.3(i)

Appendix A - Rules of Usage and Definitions

                            PARTICIPATION AGREEMENT


     THIS PARTICIPATION AGREEMENT dated as of December 5, 2000 (as amended, modified, extended, supplemented and/or restated from time to time, this "Agreement") is by and among CAPITAL ONE, F.S.B., a federal savings bank
 ---------
("FSB"), and CAPITAL ONE BANK, a Virginia banking corporation ("COB")
  ---                                                           ---
(collectively, FSB and COB may be referred to herein as the "Lessee" or the
                                                             ------
"Construction Agent"); CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation
 ------------------
("COFC"), as the guarantor (the "Guarantor"); FIRST UNION DEVELOPMENT
  ----                           ---------
CORPORATION, a North Carolina corporation (the "Borrower" or the "Lessor"); the
                                                --------          ------
various financial institutions and other institutional investors which are parties hereto from time to time as holders of the Tranche A Notes (subject to the definition of Tranche A Note Purchasers in Appendix A hereto, individually, a "Tranche A Note Purchaser" and collectively, the "Tranche A Note Purchasers");
   ------------------------                         -------------------------
the various banks and other lending institutions which are parties hereto from time to time as Tranche B Lenders (subject to the definition of Tranche B Lenders in Appendix A hereto, individually, a "Tranche B Lender" and
                                               ----------------
collectively, the "Tranche B Lenders") (each Tranche A Note Purchaser and each
                   -----------------
Tranche B Lender may be referred to individually as a "Primary Financing Party"
                                                       -----------------------
and collectively as the "Primary Financing Parties"); FIRST UNION NATIONAL BANK,
                         -------------------------
a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"); and FIRST UNION NATIONAL BANK, a national banking
                    -----
association, as the Escrow Agent (the "Escrow Agent"). Capitalized terms used
                                       ------------
but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                           SECTION 1. THE FINANCING.

     Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Primary Financing Parties have agreed to make Tranche B Loans to the Lessor or purchase the Tranche A Notes issued by the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Primary Financing Parties' Commitments in order for the Lessor to ground lease the Land, and to develop and construct certain Improvements in accordance with the Agency Agreement and the terms and provisions hereof and for the other purposes described herein. The Tranche B Loans shall be made pursuant to the Credit Agreement. The Tranche A Note Purchasers will purchase the Tranche A Notes pursuant to the Note Purchase Agreement. The Tranche A Proceeds received by the Lessor from the sale of the Tranche A Notes (the "Tranche A Proceeds") will be deposited in the Escrow
                      ------------------
Account and disbursed to the Lessor pursuant to the terms of the Operative Agreements. The obligations of the Lessor under the Notes shall be secured by the Collateral.

                            SECTION 2. [RESERVED].



                      SECTION 3. SUMMARY OF TRANSACTIONS.

         3.1.     Operative Agreements.
                  --------------------

         On the Closing Date, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Ground Lease, the Agency Agreement, the Note Purchase Agreement, the Credit Agreement, the Notes, the Security Agreement, the Guaranty, each applicable Mortgage Instrument and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

         3.2.     Property Purchase.
                  -----------------

         On the Closing Date and subject to the terms and conditions of this Agreement (a) the Agent will disburse a portion of the Tranche A Proceeds from the Escrow Account in accordance with Section 5 of this Agreement, (b) the Tranche B Lenders will each make Tranche B Loans in accordance with Section 5 of this Agreement and the terms and provisions of the Credit Agreement, and (c) the Lessor will ground lease, pursuant to the Ground Lease, the Property, pay other Project Costs, as applicable, and grant the Agent a lien on its leasehold interest in the Property by execution of the required Security Documents.

         3.3.     Construction of Improvements; Commencement of Basic Rent.
                  --------------------------------------------------------

         Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Completion of any Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.


                            SECTION 4. THE CLOSING.

         4.1.     Closing Date.
                  ------------

         All documents and instruments required to be delivered on the Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

         4.2.     Closing Date; Acquisition Advance; Construction Advances.
                  --------------------------------------------------------

         The Construction Agent shall deliver to the Agent a requisition (a "Requisition"), in the form attached hereto as Exhibit A or in such other form
 -----------
as is satisfactory to the Agent, in its reasonable discretion, in connection with (a) the Transaction Expenses and other fees, expenses and disbursements payable, pursuant to Section 7.1, by the Lessor, (b) the Acquisition Advance pursuant to Section 5.3 and (c) each Construction Advance pursuant to Section 5.4.


       SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT; REPORTING
           REQUIREMENTS ON COMPLETION DATE; THE LESSEE'S DELIVERY OF
                        NOTICES; RESTRICTIONS ON LIENS.

         5.1.     General.
                  -------

         To the extent funds have been advanced to the Lessor pursuant to this
Section 5, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements for the following purposes (costs expended for the following purposes are herein referred to as the "Project Costs") (i) at the direction of the Construction
                    -------------
Agent to ground lease the Land in accordance with the terms of this Agreement, the Agency Agreement and the other Operative Agreements, (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Property (or components thereof) in accordance with the terms of the Agency Agreement and the other Operative Agreements, (iii) to pay interest to the Tranche A Note Purchasers pursuant to the Tranche A Notes, interest to the Tranche B Lenders pursuant to the Tranche B Notes, Transaction Expenses, and reasonable fees, expenses and other disbursements payable under
Section 7; provided, however, that Tranche A Non-GAAP Interest Expense and any
           --------  -------
other Non-GAAP Expenses shall be included as an amount to be paid in connection with a Requisition and shall be paid on each Scheduled Interest Payment Date, as applicable, during the period prior to the Rent Commencement Date out of the proceeds of the Tranche B Loans made on such date, and (iv) Supplemental Rent constituting Transaction Expenses payable during the Construction Period.

         5.2.     Procedures for Funding.
                  ----------------------

                  (a) Except as expressly provided herein, Advances hereunder shall only be made on the Closing Date and on the first day of each calendar month, unless such day is not a Business Day, in which case on the next occurring Business Day after the first day of such month; provided, on no more than three (3) separate occasions during any
         --------
         calendar year, the Construction Agent may designate a Business Day other than the first day of the month as the date for an Advance. Not less than (i) three (3) Business Days prior to the Closing Date and
         (ii) three (3) Business Days prior to the date on which any Acquisition Advance or Construction Advance is to be made, the Construction Agent shall deliver to the Agent, with respect to the Closing Date, the Acquisition Advance and each Construction Advance, a Requisition as described in Section 4.2 hereof (including without limitation Tranche A Non-GAAP Interest Expense and any other Non-GAAP Expenses), in a form reasonably acceptable to the Agent.

                  (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Tranche B Lender Commitments plus the balance of funds in the Escrow Account at such time, and (iii) request that the Agent disburse funds to Lessor out of the Escrow Account and that the Tranche B Lenders make Tranche B Loans to the Lessor for the payment of Transaction Expenses, Property Acquisition Costs (in the case of the Acquisition Advance) or other Project Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on the date of such Advance to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition.

                  (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4, as applicable, (i) on the Closing Date, the Tranche A Note Purchasers shall purchase the Tranche A Notes, the proceeds from which shall be deposited in the Escrow Account, based on their respective Tranche A Commitments, (ii) on the Closing Date and the date on which each Construction Advance is to be made, as applicable, the Tranche B Lenders shall make Tranche B Loans based on their respective Tranche B Commitments to the Lessor in an aggregate amount, together with the Tranche A Proceeds disbursed by the Agent toward any Requisition, equal to the amount of the Requested Funds specified in any Requisition (up to an aggregate principal amount equal to the aggregate of the Available Tranche B Lender Commitments), and
         (iii) the total amount of Tranche A Proceeds disbursed by the Agent and Tranche B Loans made by the Tranche B Lenders on such date shall (x) be used by the Lessor to pay Project Costs including Transaction Expenses or (y) be advanced by the Lessor on the date of such Advance to the Construction Agent or the Lessee to pay Project Costs, as applicable. The Requested Funds shall be funded with Tranche A Proceeds and Tranche B Loans, (I) with the Agent disbursing an amount equal to the product of the Requested Funds (less any Non-GAAP Expenses) set forth in such Requisition times seventy-five percent (75%) out of the Escrow Account and (II) with the Tranche B Lenders advancing the sum of (A) an amount equal to the product of the Requested Funds (less any Non-GAAP Expenses) set forth in such Requisition times twenty-five percent (25%) plus (B) the total amount of Non-GAAP Expenses requested pursuant to such Requisition in the form of Tranche B Loans. Notwithstanding that the Operative Agreements state that Advances shall be directed to the Lessor, each Advance shall in fact be directed to the Construction Agent (for the benefit of the Lessor) and applied by the Construction Agent (for the benefit of the Lessor) pursuant to the requirements imposed on the Lessor under the Operative Agreements.

                  (d)    [Reserved].

                  (e) All Operative Agreements which are to be delivered to the Lessor, the Agent or the Primary Financing Parties shall be delivered to the Agent, on behalf of the Lessor, the Agent or the Primary Financing Parties, and such items (except for Notes, Bills of Sale, the Ground Lease and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent and each Primary Financing Party. The Agent shall then deliver such Operative Agreements to the Lessor and each Primary Financing Party. All other items which are to be delivered to the Lessor, the Agent or the Primary Financing Parties shall be delivered to the Agent, on behalf of the Lessor, the Agent or the Primary Financing Parties or directly to such party as required by the Operative Agreements. Except as otherwise noted, copies shall be sufficient for any other deliveries to parties other than the Agent required under Sections 5.3, 5.4 or 5.5. To the extent any such other items delivered to the Agent are requested in writing from time to time by the Lessor or any Primary Financing Party or are required to be delivered by the Agent pursuant to Section 8.6(g), the Agent shall provide a copy of such item to the party requesting it or to the parties entitled thereto, as applicable.

                  (f) The Agent hereby agrees that it will calculate the amount of Tranche A Non-GAAP Interest Expense during each period referenced in Section 5.2(a), and will provide prompt written notice of such amount to the Construction Agent, for inclusion in the Requisition referenced in Section 5.2(a).

         5.3.     Conditions Precedent for the Lessee, the Lessor, the Agent and
                  --------------------------------------------------------------
                  the Primary Financing Parties Relating to the Closing Date and
                  --------------------------------------------------------------
                  the Advance of Funds for the Acquisition of the Property.
                  --------------------------------------------------------

         The obligations (i) on the Closing Date of the Lessee, the Lessor, the Agent and the Primary Financing Parties to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Closing Date and, in the case of the Tranche A Note Purchasers, to purchase the Tranche A Notes (the proceeds from which shall be deposited in the Escrow Account), (ii) on the Closing Date of the Agent to disburse Tranche A Proceeds from the Escrow Account to the Lessor and the Tranche B Lenders to make Tranche B Loans in order to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1(a) of this Agreement and
(iii) on the Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1(b) of this Agreement and to ground lease the Property (the "Acquisition Advance"), in each case (with
                                   -------------------
regard to the foregoing Sections 5.3(i), (ii) and (iii)) are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Closing Date (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent and the Primary Financing Parties, in their reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party):

                  (a) the correctness in all material respects of the representations and warranties of the parties to this Agreement contained herein, in each of the other

         Operative Agreements and each certificate delivered pursuant to any Operative Agreement;

                  (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to such date;

                  (c) the Agent and the Primary Financing Parties shall have received a fully executed counterpart copy of the Requisition, appropriately completed;

                  (d)    [Reserved];

                  (e) the Construction Agent shall have delivered to the Agent and the Primary Financing Parties a good standing certificate for the Construction Agent in the state where the Property is located, a copy of the Ground Lease, and a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired or ground leased on such date with the proceeds of the Loans;

                  (f) there shall not have occurred and be continuing any Default or Event of Default and no Default or Event of Default will have occurred after giving effect to the Advance requested by the Requisition;

                  (g) the Construction Agent shall have delivered to the Agent and the Primary Financing Parties separate title insurance commitments for the Tranche A Proceeds and the Tranche B Loans to issue policies respecting the Property, with such endorsements as the Agent and the Primary Financing Parties deem reasonably necessary, in favor of the Lessor and the Agent from a title insurance company reasonably acceptable to the Agent and the Primary Financing Parties, but only with such title exceptions thereto as are reasonably acceptable to the Agent and the Primary Financing Parties;

                  (h) the Construction Agent shall have delivered to the Agent and the Primary Financing Parties an environmental site assessment respecting the Property prepared by an independent recognized professional reasonably acceptable to the Agent and the Primary Financing Parties and evidencing no pre-existing environmental condition with respect to which there is more than a remote risk of loss;

                  (i) the Construction Agent shall have delivered to the Agent and the Primary Financing Parties an ALTA survey (with a flood hazard certification) respecting the Property prepared by (i) an independent recognized professional reasonably acceptable to the Agent and the Primary Financing Parties and (ii) in a manner and including such information as is reasonably required by the Agent and the Primary Financing Parties;

                  (j) the Construction Agent shall have caused to be delivered to the Agent and the Primary Financing Parties a legal opinion in such form as is reasonably acceptable to the Agent and the Primary Financing Parties with respect to local law real property issues respecting the state in which the Property is located addressed to the Lessor, the Agent and the Primary Financing Parties, from counsel located in the state where the Property is located, prepared by counsel reasonably acceptable to the Agent and the Primary Financing Parties;

                  (k) the Agent and the Primary Financing Parties shall be satisfied that the ground leasing of the Property and the execution of the Mortgage Instruments and the other Security Documents will not materially and adversely affect the rights of the Lessor, the Agent or the Primary Financing Parties under or with respect to the Operative Agreements;

                  (l) the Construction Agent shall have delivered to the Agent and the Primary Financing Parties invoices for, or other reasonably satisfactory evidence of, the various Transaction Expenses and other fees, expenses and disbursements referenced in Section 7 of this Agreement, as appropriate;

                  (m) the Construction Agent shall have caused to be delivered to the Agent Mortgage Instruments (in such form as is reasonably acceptable to the Agent and the Primary Financing Parties, with revisions as necessary to conform to applicable state law), Lessor Financing Statements and Primary Financing Party Financing Statements respecting the Property, all fully executed and in recordable form;

                  (n)    [Reserved];

                  (o) with respect to the Acquisition Advance, the sum of the Available Tranche B Lender Commitment plus the Tranche A Proceeds in the Escrow Account (after giving effect to the Acquisition Advance) will be sufficient to pay all amounts payable therefrom;

                  (p) the Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Agent for the Ground Lease and, if reasonably requested by the Agent, a landlord waiver and a mortgagee waiver (in each case, in such form as is reasonably acceptable to the Agent);

                  (q) counsel (reasonably acceptable to the Agent) for the ground lessor of the Property or counsel to the Construction Agent shall have issued to the Lessor, the Agent and the Primary Financing Parties, its opinion regarding the Ground Lease;

                  (r) the Construction Agent shall have delivered to the Agent and the Primary Financing Parties a preliminary Construction Budget for the Property;

                  (s) the Construction Agent shall have provided evidence to the Agent and the Primary Financing Parties of insurance with respect to the Property as provided in the Lease;

                  (t) the Construction Agent shall have caused an Appraisal regarding the Property to be provided to the Agent and the Primary Financing Parties from an appraiser satisfactory to the Agent and the Primary Financing Parties;

                  (u) the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessor and each Credit Party to be conducted (and copies thereof to be delivered to the Agent and the Primary Financing Parties) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent;

                  (v) subject to Section 8.12, all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

                  (w) in the reasonable opinion of the Agent and the Primary Financing Parties and their respective counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the Primary Financing Parties or the Agent to any adverse regulatory prohibitions, constraints, penalties or fines;

                  (x) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent and the Primary Financing Parties shall have received a fully executed copy of each of the Operative Agreements;

                  (y)    [Reserved];

                  (z) the Agent and the Primary Financing Parties shall have received an Officer's Certificate, dated as of the Closing Date, of each Credit Party in the form attached hereto as EXHIBIT C or in such
                                                          ---------
         other form as is reasonably acceptable to the Agent and the Primary Financing Parties stating that (i) each and every representation and warranty of such Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date;
         (ii) no Lease Default or Lease Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which such Credit Party is a party is in full force and effect with respect to it except as the same may be limited by applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' or lessors' rights generally and general principles of equity; and (iv) such Credit Party has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date;

                  (aa) the Agent and the Primary Financing Parties shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the

         Closing Date, in the form attached hereto as EXHIBIT D or in such other
                                                      ---------
         form as is reasonably acceptable to the Agent and the Primary Financing Parties attaching and certifying as to (1) the resolutions of the Board of Directors of such Credit Party duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements to which it is or will be a party, (2) the articles of incorporation of such Credit Party certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and
         (3) the incumbency and signature of persons authorized to execute and deliver on behalf of such Credit Party the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state;

                  (bb) there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or condition (financial or otherwise) of the Credit Parties (on a consolidated basis) from that set forth in the most recent audited consolidated financial statements of COFC which have been provided to the Agent;

                  (cc) the Agent, the Lessee and the Primary Financing Parties shall have received an Officer's Certificate of the Lessor dated as of the Closing Date in the form attached hereto as EXHIBIT E or in such
                                                         ---------
         other form as is reasonably acceptable to the Agent and the Lessee, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it, (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date and (iv) no Default or Event of Default attributable solely to Lessor has occurred and is continuing under any Operative Agreement;

                  (dd) the Agent, the Lessee and the Primary Financing Parties shall have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessor in the form attached hereto as EXHIBIT F or in
                                                                ---------
         such other form as is reasonably acceptable to the Agent and the Lessee, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Lessor and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the appropriate governmental authority in the jurisdiction of the Lessor's organization and in Virginia;

                  (ee) counsel for the Lessor acceptable to the Agent shall have issued to the Lessee, the Primary Financing Parties and the Agent its opinion in such form as is reasonably acceptable to the Agent, the Primary Financing Parties and the Lessee;

                  (ff) the Construction Agent shall have caused to be delivered to the Agent and the Primary Financing Parties a legal opinion in such form as is reasonably acceptable to the Agent and the Primary Financing Parties, addressed to the Lessor, the Agent and the Primary Financing Parties, from counsel reasonably acceptable to the Agent;

                  (gg) The Tranche A Note Purchasers shall have obtained a private placement number for the Tranche A Notes from Standard & Poor's CUSIP Service Bureau;

                  (hh) no Casualty and no Condemnation shall have occurred and no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation; and

                  (ii) Lessee, the Guarantor, Lessor and the Tranche A Note Purchasers shall have received a certificate from the Placement Agent, in form and substance satisfactory to them, dated the Closing Date, with respect to offerees of the Tranche A Notes.

         5.4.     Conditions Precedent for the Lessor, the Agent and the Tranche
                  --------------------------------------------------------------
                  B Lenders Relating to the Advance of Funds after the
                  ----------------------------------------------------
                  Acquisition Advance.
                  -------------------

         The obligations of the Agent to make Construction Advances from the Escrow Account, and the Tranche B Lenders to make Tranche B Loans in connection with all requests for Advances for Project Costs subsequent to the acquisition of the Property (and to pay the Transaction Expenses, fees, expenses and other disbursements payable under Section 7 of this Agreement in connection therewith) are subject to the satisfaction or waiver of the following conditions precedent (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by such party):

                  (a) the correctness in all material respects on such date of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement, except to the extent any such representation or warranty relates to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date;

                  (b) the performance by the Credit Parties of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

                  (c) the Agent and the Primary Financing Parties shall have received a fully executed counterpart of the Requisition, appropriately completed;

                  (d) based upon the applicable Construction Budget which shall satisfy the requirements of this Agreement, the sum of the Available Tranche B Lender

         Commitments plus the balance of funds in the Escrow Account will be sufficient to complete the Improvements;

                  (e) there shall not have occurred and be continuing any Lease Default or Lease Event of Default and no Event of Default by Lessor shall have occurred and been continuing for sixty (60) days or more, and no Lease Default or Lease Event of Default or any Event of Default by Lessor will have occurred as a result of and after giving effect to the Construction Advance requested by the applicable Requisition;

                  (f) the title insurance policies delivered in connection with the requirements of Section 5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to the maximum total Property Cost indicated by the applicable Construction Budget referred to in subparagraph (d) above (divided between such policy in favor of the Tranche A Note Purchasers and the other policy in favor of the Tranche B Lenders based on the percentages for Advances as set forth in Section 5.2(c)) and there shall be no title change or exception reasonably objectionable to the Agent;

                  (g)    [Reserved];

                  (h)    [Reserved];

                  (i) the Construction Agent shall have delivered, or caused to be delivered, to the Agent, Bills of Sale or other documents reasonably requested by the Agent in order to perfect the interest of the Lessor, in each case with regard to any Equipment or other components of the Property then being acquired with the proceeds of the Loans; and

                  (j) subject to Section 8.12, all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the reasonable satisfaction of the Agent.

         5.5.     Additional Reporting and Delivery Requirements on Completion
                  ------------------------------------------------------------
                  Date.
                  ----

         Within ten (10) days after the Completion Date for the Property, the Construction Agent shall deliver to the Agent and the Primary Financing Parties an Officer's Certificate in the form attached hereto as EXHIBIT I or in such
                                                        ---------
other form as is reasonably acceptable to the Agent specifying the Completion Date for the Property and the aggregate Property Cost for the Property. The Agent shall have the right to contest the information contained in such Officer's Certificate. Furthermore, on or prior to the Completion Date for the Property, the Construction Agent shall deliver or cause to be delivered to the Agent and the Primary Financing Parties (unless previously delivered to the Agent and the Primary Financing Parties) the following, each of which shall be in form and substance acceptable to the Agent, in its reasonable discretion: (v) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to the maximum total Property Cost (divided between such policy in favor of the Tranche A Note Purchasers and the other policy in favor of the Tranche B Lenders based on the percentages for Advances as set forth in
Section 5.2(c)) and, if endorsed, the endorsement shall not include a title change or exception reasonably objectionable to the Agent; (w) an as-built survey for the Property, (x) insurance certificates respecting such Property as required hereunder and under the Lease and (y) if reasonably requested by the Agent, amendments to the Lessor Financing Statements executed by the appropriate parties. In addition, on the Completion Date, the Construction Agent covenants and agrees that, subject to Section 8.12, the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instruments shall have been paid in an amount required by applicable law, subject, however, to the obligation that such costs be funded from Tranche A Proceeds or Tranche B Loans to the extent required pursuant to Section 7.1.

         5.6.     The Construction Agent Delivery of Construction Budget
                  ------------------------------------------------------
                  Modifications.
                  -------------

                  (a) The Construction Agent covenants and agrees to deliver to the Agent each month notification of any modification to the Construction Budget regarding the Property if such modification increases the cost to construct the Property by more than four percent (4.0%) (in the aggregate) over the Construction Budget as of the Closing Date; provided no Construction Budget may be increased unless
                       --------
         (a) the title insurance policies referenced in Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f) of this Agreement and (b) after giving effect to any such amendment, the Construction Budget remains in compliance with the requirements of
         Section 5.4(d) of this Agreement.

                  (b) In the event any such modification to the Construction Budget regarding the Property increases the cost to construct the Property by such amount as would cause the Available Tranche B Lender Commitments plus the balance of funds remaining in the Escrow Account to be insufficient to complete the Improvements, at the request of the Lessee, the Tranche B Lenders may, but shall not be obligated to, in the Tranche B Lenders' sole and absolute discretion, increase their Tranche B Lender Commitments up to an additional $5 million without the consent of the Tranche A Noteholders. Any further modification to the Construction Budget regarding the Property as would cause the Available Tranche B Lender Commitments, as increased pursuant to the preceding sentence, plus the balance of funds remaining in the Escrow Account to be insufficient to complete the Improvements, may be funded by additional increases in the Tranche B Lender Commitments at the request of the Lessee, upon such terms as the Tranche B Lenders and the Lessee may agree, in their sole and absolute discretion, with the consent of each of the Tranche A Noteholders.

         5.7.     Restrictions on Liens.
                  ---------------------

         On the Closing Date, the Construction Agent shall cause the Property ground leased by the Lessor on such date to be free and clear of all Liens except those referenced in Sections 6.2(r)(i) and 6.2(r)(ii), such other Liens that are expressly set forth as title exceptions on the title commitment or policy issued under Section 5.3(g) with respect to the Property, Liens for Taxes that are not yet due and payable and such other Liens that have been expressly approved or agreed to by the Agent. On the date the Property is either sold to a third party (other than the Lessee or any Affiliate or designee of the Lessee) in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause the Property to be free and clear of all Liens (other than Lessor Liens, such other Liens that are expressly set forth as title exceptions on the title commitment or policy issued under Section 5.3(g) with respect to the Property, to the extent such title commitment has been approved by the Agent, Liens for Taxes that are not yet due and payable and such other Liens that have been expressly approved or agreed to by the Agent).

         5.8.     [Reserved].
                  ----------

         5.9.     [Reserved].
                  ----------

         5.10.    Payments.
                  --------

         All payments of Rent, and other amounts payable to any Financing Party to be made by the Construction Agent or the Lessee under this Agreement or any other Operative Agreements (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Agent at the office designated by the Agent from time to time by written notice as provided herein in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any
----------
other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

         5.11.    Extension of Construction Period Termination Date.
                  -------------------------------------------------

         The parties hereto agree that, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, the Construction Agent shall have the right upon thirty (30) days written notice to the Agent, the Lessor and the Primary Financing Parties to extend the Construction Period Termination Date from December 31, 2002 to February 28, 2003. The parties hereto further agree that, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, the Construction Agent shall have the right upon thirty (30) days written notice to the Agent, the Lessor and the Primary Financing Parties to further extend the Construction Period Termination Date from February 28, 2003 to June 30, 2003; provided, in connection with such an
                                         --------
extension until June 30, 2003, the Construction Agent shall pay a monthly extension fee equal to the product of the Tranche B Commitments times .15% (with proceeds from Construction Advances made in accordance with the provisions of the Operative Agreements) to the Tranche B Lenders on each Scheduled Interest Payment Date for each month or portion of a month during which such extension is in effect.

         5.12     Escrow Account.
                  --------------

         (a) On the Closing Date, the Borrower shall cause the proceeds from the sale of the Tranche A Notes to be deposited with the Escrow Agent in cash in the Escrow Account, in the name of the Agent, for the benefit of the Borrower, which will be available to pay amounts requested to be paid on the Closing Date and for Construction Advances requested in accordance with Section 4 and Sections 5.3 and 5.4.

         (b) Upon receipt by the Agent of a Requisition from the Construction Agent in accordance with Sections 4.2 and 5.2(a) and (b), and upon satisfaction or express waiver of the conditions set forth in Sections 5.3 or 5.4, as applicable, the Agent shall disburse from the Escrow Account Tranche A Proceeds to the Construction Agent (on the Lessor's behalf) in the manner and in amounts as set forth in Section 5.2(c). In the event the Tranche A Proceeds in the Escrow Account from which such disbursements shall be made are invested in more than one type of Cash Equivalents, the Construction Agent shall provide to the Agent (together with the Requisition) written instructions specifying the Cash Equivalents to be liquidated in order to fund the Advance requested in such Requisition. In the absence of such written instructions, the Agent (in its sole discretion) shall fund such Advance with the proceeds from any funds then on deposit in the Escrow Account. The Lessor and the Construction Agent expressly acknowledge and agree to release and hold the Agent harmless from any Claim arising out of the funding of any Advance pursuant to the immediately preceding sentence.

         (c) From the Closing Date until the Completion Date (so long as no Lease Event of Default shall have occurred and be continuing), the Agent shall invest any Tranche A Proceeds held in the Escrow Account in cash or Cash Equivalents, as the Construction Agent shall direct by furnishing a written notice; provided, if a Lease Event of Default shall have occurred and be
        --------
continuing or in the absence of written instructions from the Construction Agent, all Tranche A Proceeds then on deposit in the Escrow Account shall be invested in Cash Equivalents of the type described in clause (e) of the definition of "Cash Equivalents". Any interest or income earned on amounts invested in Cash Equivalents pursuant to this Section 5.12 shall be added to the balance of funds in the Escrow Account. The Lessor and the Construction Agent acknowledge and agree that neither the Agent nor the Escrow Agent shall be liable or responsible for the loss or diminishment of all or any portion of the Tranche A Proceeds deposited from time to time in the Escrow Account resulting from any cause, except to the extent such loss or diminishment is attributable to the gross negligence or willful misconduct of the Agent or the failure of the Escrow Agent to use ordinary care in the handling of funds.

         (d) On the Completion Date respecting the Property (provided no Lease Default or Lease Event of Default shall have occurred and be continuing), the Agent shall (i) disburse to the Construction Agent (on behalf of the Lessor) any Tranche A Proceeds remaining in the Escrow Account to be used by the Construction Agent for the construction or purchase of additional tenant improvements and other personal property to be used in connection with the Property as a Class A office building and related facilities or (ii) upon the request of the Construction Agent, apply such Tranche A Proceeds remaining in the Escrow Account (and any earnings thereon) on such date in partial payment of the Tranche A Notes then outstanding in accordance with Section 8.2(a) of the Note Purchase Agreement.

         (e) The Lessor and the Construction Agent hereby acknowledge and agree that the Escrow Account (and the Tranche A Proceeds on deposit therein from time to time) constitutes additional Collateral to secure any and all obligations of the Lessor and the Construction Agent to the Tranche A Note Purchasers and the Lessor and the Construction Agent agree to execute and deliver any agreements, financing statements, instruments or other documents reasonably requested by the Agent to perfect the security interest of the Tranche A Note Purchasers in the Escrow Account (including without limitation the Assignment of Escrow Account and the Control Agreement).

         (f) The Escrow Agent acknowledges and agrees to the provisions set forth in this Section 5.12 as such provisions relate to the Escrow Account.

         5.13.    Partial Funding of Unreimbursed Costs Following an Agency
                  ---------------------------------------------------------
                  Agreement Event of Default.
                  --------------------------

         Notwithstanding any provision in any Operative Agreement to the contrary, each Tranche B Lender agrees that, following an Agency Agreement Event of Default and upon the payment by the Construction Agent of all amounts required to be paid by the Construction Agent pursuant to Section 5.4 of the Agency Agreement (if the Construction Agent has not elected to cure such Agency Agreement Event of Default by purchasing the Property pursuant to Section 5.3(c) of the Agency Agreement), such Tranche B Lender will make a Tranche B Loan (up to such Tranche B Lender's Available Tranche B Lender Commitment) to the Construction Agent, on behalf of the Borrower, in an amount equal to 10.1% of the accreted value of any unreimbursed costs actually paid by the Construction Agent in connection with the construction of the Property; provided, however, no
                                                           --------  -------
Tranche B Lender shall be required to make such a Tranche B Loan unless the Construction Agent shall have submitted to the Agent a Requisition adequately describing the costs for which the Construction Agent is seeking reimbursement, together with evidence reasonably satisfactory to the Agent that such amounts have in fact been paid by the Construction Agent.

         5.14.    Lessee's Right to Replace Non-Consenting Primary Financing
                  ----------------------------------------------------------
                  Parties.
                  -------

         In the event that the Construction Agent or the Lessee requests the consent of any Tranche A Note Purchaser or any Tranche B Lender to any proposed action, and such Tranche A Note Purchaser or such Tranche B Lender refuses or fails to provide such consent, the Lessee shall have the right, subject to the repayment in full (by means of a purchase from an assignee or otherwise) of all Tranche A Notes or Tranche B Loans, together with all accrued interest through the date of such purchase or assignment, and all other amounts due such Tranche A Note Purchaser or Tranche B Lender (including without limitation any Make-Whole Amount which would have been payable had the Tranche A Notes held by any Tranche A Note Purchaser prior to the assignment contemplated herein been repaid on the date of such assignment), to replace such Tranche A Note Purchaser or such Tranche B Lender by requiring such Tranche A Note Purchaser or such Tranche B Lender to assign, without recourse, representation or warranty its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under the Operative Agreements (including, without limitation the Note Purchase

Agreement or the Credit Agreement, as the case may be) in accordance with the procedure set forth in Section 13.2 of the Note Purchase Agreement or Section 2.11(b) of the Credit Agreement, as the case may be.

         5.15     Rights of Tranche A Note Purchasers Upon Merger and Change of
                  -------------------------------------------------------------
                  Director Control of COB, FSB or COFC or Upon Downgrade of Debt
                  --------------------------------------------------------------
                  Rating of COB.
                  -------------

         (a) If, as of the Rent Commencement Date under the Lease or any time thereafter, a transaction of merger, consolidation, amalgamation or similar reorganization of, or sale of all, or substantially all, of the assets of COB, FSB or COFC has occurred since the Closing Date and has resulted in (i) (A) if all three Rating Agencies rate COB or FSB, as appropriate, two of the Rating Agencies lowering their then-current Debt Rating of COB or FSB or any successor pursuant to this Section 5.15, (B) if only two Rating Agencies rate COB or FSB, as appropriate, both of the Rating Agencies lowering their then-current Debt Rating of COB or FSB or any successor pursuant to this Section 5.15, (C) if only one Rating Agency rates COB or FSB, as appropriate, such Rating Agency lowering its then-current Debt Rating of COB or FSB or any successor pursuant to this
Section 5.15, or (D) if a "private letter" rating for COB or FSB, as appropriate, has been issued pursuant to Section 8.3(ii) of the Participation Agreement, the "private letter" rating for COB or FSB, as appropriate, shall be lowered from the rating in effect immediately prior to such merger, consolidation, amalgamation or sale and (ii) a change in the then-current board of directors of COB, FSB or COFC, as the case may be, such that the directors of such entity immediately prior to such merger event do not constitute a majority of the directors of the surviving entity immediately following such event, then any Tranche A Note Purchaser shall have the right, but not the obligation, within sixty (60) days thereafter to require the Lessor to pay to the Agent (on behalf of such Tranche A Note Purchaser), an amount equal to the principal amount outstanding on the Tranche A Note held by such Tranche A Note Purchaser, together with interest accrued thereon to the date of such payment and all other amounts attributable to such Tranche A Note but without any Make Whole Amount, in full satisfaction of such Tranche A Note. Upon any such payment, any such Tranche A Note shall be deemed to be discharged. If either COB or FSB has outstanding unsecured, unsupported, senior long-term debt obligations and such entity is no longer rated by a Rating Agency, such withdrawal or termination of its rating, other than by reason of such Rating Agency no longer existing, shall be deemed a "lowering" of such entity's Debt Rating.

         (b) If, after the Rent Commencement Date under the Lease, (i) if all three Rating Agencies rate COB, two of the Rating Agencies lower their rating of COB's Debt Rating to B+ or the equivalent or lower, (ii) if only two Rating Agencies rate COB, both of the Rating Agencies lower their rating of COB's Debt Rating to B+ or the equivalent or lower, (iii) if only one Rating Agency rates COB, such Rating Agency lowers its rating of COB's Debt Rating to B+ or the equivalent or lower, or (iv) if a "private letter" rating has been issued pursuant to Section 8.3(ii) of the Participation Agreement, the "private letter" rating for COB shall be lowered to B+ or the equivalent or lower, then for so long as such Debt Rating remains below such levels, any Tranche A Note Purchaser shall have the right, but not the obligation, to require the Lessor to pay the Agent on behalf of such Tranche A Note Purchaser an amount equal to all principal amounts outstanding under its Tranche A Notes, together with interest accrued thereon to the date of such prepayment plus the Make-Whole Amount determined on such purchase date with respect to such principal amount of such Tranche A Notes. Upon such payment, such Tranche A Notes shall be deemed to be discharged. If COB has unsecured, unsupported, senior long-term debt obligations and COB is no longer rated by a Rating Agency, such withdrawal or termination of its rating, other than by reason of such Rating Agency no longer existing, shall be deemed to be a downgrade to B+ or equivalent for the foregoing purposes.


                  SECTION 6. REPRESENTATIONS AND WARRANTIES.

         6.1.     Representations and Warranties of the Borrower.
                  ---------------------------------------------

         The Borrower represents and warrants to each of the other parties hereto that as of the Closing Date and the date of each Advance (except to the extent any such representation or warranty relates to an earlier date):

                  (a) It is a corporation duly organized and validly existing and in good standing under the laws of the State of North Carolina, is qualified to do business in Virginia and in each jurisdiction necessary to permit the Borrower to own and lease the Property and perform its obligations under the Operative Agreements and has the power and authority to enter into and perform its obligations under each of the Operative Agreements to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such Closing Date in connection with or as contemplated by each such Operative Agreement to which the Borrower is or will be a party, and is a multi-purpose, Wholly-Owned Entity of First Union Corporation;

                  (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations or any other consent or approval that has not previously been obtained, (ii) does or will contravene any Legal Requirement, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) could reasonably be expected to materially and adversely affect its ability to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party or (iv) does or will require any Governmental Action by any Governmental Authority;

                  (c) Each Operative Agreement to which the Borrower is or will be a party have been, or on or before such Closing Date or date of Advance will be, duly executed and delivered by the Borrower, and each Operative Agreement to which the Borrower is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Borrower in accordance with the terms thereof;

                  (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

                  (e) The Borrower has not assigned or transferred any of its right, title or interest in or under the Lease, the Agency Agreement or its interest in the Property or any portion thereof, except in accordance with the Operative Agreements;

                  (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

                  (g) Except as otherwise contemplated in the Operative Agreements, the proceeds of the Advances shall not be applied by the Borrower for any purpose other than the purchase and/or lease of the Property, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of interest, Transaction Expenses and the fees, expenses and other disbursements referenced in the Operative Agreements, in each case which accrue prior to the Rent Commencement Date with respect to the Property;

                  (h) Neither the Borrower nor any Person authorized by the Borrower to act on its behalf has offered or sold any interest in the Borrower's Interest or the Notes, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent and seventy-one (71) other institutions, and neither the Borrower nor any Person authorized by the Borrower to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Borrower's Interest or the Notes to the provisions of
         Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

                  (i) The Borrower's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at One First Union Center, 301 South College Street, Charlotte, Mecklenburg County, North Carolina 28288-0166;

                  (j) The Borrower is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U), and no part of the proceeds of the Loans will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X;

                  (k) The Borrower is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

                  (l) The Property is free and clear of all Lessor Liens attributable to the Lessor;

                  (m) [Reserved];

                  (n) The Borrower's true legal name as registered in the jurisdiction of its organization is First Union Development Corporation and its Federal Employer Identification Number is 56-1610288. The Borrower does not use, or transact any business under, any trade name other than its legal name; and

                  (o) The Borrower has filed all tax returns and all other material reports that are required under applicable Law to be filed by them and has paid all taxes or other charges of any Governmental Authority due pursuant to such returns or other reports, except for any taxes or other charges that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on the books and records of the Borrower.

         6.2.     Representations and Warranties of the Lessee.
                  --------------------------------------------

         Lessee represents and warrants to each of the other parties hereto that as of the Closing Date and the date of each Advance (except to the extent that any such representation or warranty relates to an earlier date):

                  (a) [Reserved];

                  (b) The execution and delivery by the Lessee of this Agreement and the other applicable Operative Agreements to which the Lessee is a party as of such date and the performance by the Lessee of its obligations under this Agreement and the other applicable Operative Agreements to which the Lessee is a party do not and will not result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of the Lessee;

                  (c) [Reserved];

                  (d) Except as set forth on EXHIBIT K, there are no actions,
                                             ---------
         suits or proceedings pending or, to Lessee's knowledge, threatened against the Lessee in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or, to the knowledge of the Lessee, proposed to be issued by any Governmental Authority against the Lessee to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern the Property or Lessee's interest therein, (ii) question the validity or enforceability of any Operative Agreement to which the Lessee is a party or the overall transaction described in the Operative Agreements to which the Lessee is a party or (iii) have or could reasonably be expected to have a Material Adverse Effect (but only as of the Closing Date with respect to a Material Adverse Effect of the type referred to in clause (a) of the definition thereof);

                  (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement or any contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with (i) the execution, delivery or performance by Lessee of any Operative Agreement to which the Lessee is a party, (ii) the legality, validity, binding effect or enforceability against Lessee of any Operative Agreement to which the Lessee is a party, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing by Lessee of the Property or (iv) the Construction Agent's request for any Advance, in each case, except those which have been obtained and are in full force and effect or where failure to obtain the same could not reasonably be expected to have a Material Adverse Effect;

                  (f) Upon the execution and delivery of the Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

                  (g) [Reserved];

                  (h) All information with respect to Lessee or any of its Affiliates heretofore or contemporaneously herewith furnished in writing by Lessee (or any of its Affiliates) to the Agent, the Lessor or any Primary Financing Party for purposes of or in connection with this Agreement and the transactions contemplated hereby is true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not omit to state any material fact necessary to make such information, taken as a whole, not misleading; provided, that no representation is made with respect to competitor, market, forward - looking or any other information provided to the Credit Parties by third parties unrelated to any Credit Party and attributed to such third party;

                  (i) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 2980 Fairview Park Drive, Falls Church, VA 22042 or, following the Completion Date, at the address of the Property, and the states of formation and the chief executive offices of each other Credit Party are located at the places set forth in EXHIBIT L;
                      ---------

                  (j) The representations and warranties of Lessee set forth in any of the Operative Agreements are true and correct. There exists no Lease Default or Lease Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement;

                  (k) The Property being financed consists of (i) a leasehold interest in unimproved Land or (ii) a leasehold interest in Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of ground leasing or will be demolished, renovated and/or modified in accordance with the terms of this Agreement;

                  (l) [Reserved];

                  (m) [Reserved];

                  (n) [Reserved];

                  (o) [Reserved];

                  (p) [Reserved];

                  (q) [Reserved];

                  (r) (i)     The Security Documents create, as security for the
                  Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent, for the benefit of the Secured Parties and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued in accordance with Section 5.3(g) with respect to the Property; and

                      (ii) The Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, the Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued in accordance with Section 5.3(g) with respect to the Property.

                  (s) (i)     Neither Lessee nor any Subsidiary of Lessee is
                  engaged principally, or as one of its more important activities, in the business of extending credit for the purposes of buying or carrying Margin Stock (as defined in Regulation U).

                      (ii) No part of the proceeds of any Advance will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board including Regulation T, U or X.

                  (t) Except as otherwise could not reasonably be expected to have a Material Adverse Effect, to Lessee's knowledge, which knowledge is based solely upon its review of that certain Phase I environmental report delivered pursuant to Section 5.3(h):

                      (i) The Property (including soils, surface waters, groundwaters on, at or under the Property) does not contain and is not otherwise affected by, and to Lessee's knowledge has not previously contained or been affected by, any Hazardous Substance in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability or obligation under applicable Environmental Laws;

                      (ii) The Property and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there are no Hazardous Substances at, under or about the Property or such operations which could reasonably be expected to interfere with the continued operation of the Property;

                      (iii) Lessee and all Subsidiaries of Lessee have obtained, are in compliance with, and have made all appropriate filings for issuance or renewal of, all environmental permits with respect to the Property, and all such environmental permits are in full force and effect;

                      (iv) Neither Lessee nor any Subsidiary thereof has received any notice of violation, alleged violation, noncompliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, in each case, with respect to the Property, nor does Lessee have knowledge or reason to believe that any such notice will be received or is being threatened;

                      (v) Hazardous Substances have not been transported or disposed of from the Property in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, applicable Environmental Laws, nor have any Hazardous Substances been generated, treated, stored or disposed of at, on or under the Property in violation of, or in a manner which could reasonably be expected to give rise to liability under, any applicable Environmental Laws;

                      (vi) No judicial proceedings or governmental or administrative action is pending, or threatened, under any applicable Environmental Law with respect to the Property to which Lessee or any Subsidiary thereof has been or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to the Property;

                      (vii) There has been no release, or threat of release, of Hazardous Substances at or from the Property, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under applicable Environmental Laws; and

                      (viii) Neither Lessee nor any Subsidiary of Lessee (A) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any applicable permit, license or other approval required under any applicable Environmental Law or (B) has become subject to any Environmental Law or (C) has become subject to any Environmental Claim.

                  (u) The issuance, sale and delivery of the Tranche A Notes and the interests in the Operative Agreements under the circumstances contemplated hereby do not require the registration or qualification of such Tranche A Notes or interests under the Securities Act, any state securities laws, or the Trust Indenture Act of 1939. Neither Lessee nor Guarantor nor anyone authorized to act on any Credit Party's behalf has, directly or indirectly, solicited any offers to acquire, offered or sold: (i) any interest in the Tranche A Notes, the Property, the Lease or the Operative Agreements in violation of Section 5 of the Securities Act or any state securities laws, or (ii) any interest in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned interests. Neither the Credit Parties nor anyone authorized to act on their behalf was involved in (y) offering or soliciting offers for the Tranche A Notes (or any similar securities) or (z) selling Notes (or any similar securities) to any Person other than the Tranche A Note Purchasers and Tranche B Lenders identified and contacted by the Placement Agent and not more than seventy-one (71) other institutional investors.

                  (v) The Property is located in Fairfax County, Virginia. The Property and any present use and presently anticipated future use thereof by Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants comply with all Legal Requirements (including zoning and land use laws and Environmental Laws) and Insurance Requirements, except for such instances of non-compliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No notices, complaints or orders of violation or non-compliance or liability have been issued to a Credit Party or, to the best of its knowledge, threatened by any Person with respect to the Property or the present or intended future use thereof, except for such violations and instances of non-compliance as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and Lessee and Guarantor are not aware of any circumstances which could give rise to the issuance of any such notices, complaints or orders.

         6.3      Additional Representations and Warranties of FSB.
                  ------------------------------------------------

         FSB represents and warrants to each of the other parties hereto that as of the Closing Date and the date of each Advance (except to the extent that any such representation or warranty relates to an earlier date):

                  6.3.1    Organization; Power and Authority.
                           ---------------------------------

                  FSB and each of its Subsidiaries: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
         (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and
         (c) is qualified to do business and is in good standing in Virginia and in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect.

                  6.3.2    Authorization, etc.
                           ------------------

                  FSB has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Operative Agreements to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by FSB of each of the Operative Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement and each of the Operative Agreements to which it is a party have been duly and validly executed and delivered by FSB and constitute its legal, valid and binding obligations, enforceable against FSB in accordance with its terms, except as may be limited by
         (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  6.3.3    [Reserved].
                            --------

                  6.3.4    Financial Statements.
                           --------------------

                  FSB has heretofore furnished to the Agent and each of the Primary Financing Parties a consolidated balance sheet of Parent and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP, and the unaudited consolidated balance sheet of Parent and its Subsidiaries as at September 30, 2000 and the related consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its

         Subsidiaries for the nine-month period ended on such date. All such financial statements present fairly, in all material respects, the consolidated financial condition of Parent and its Subsidiaries as at said dates and the consolidated results of their operations and their cash flows for the fiscal year and nine-month period, respectively, ended on said dates (subject, in the case of such financial statements as at September 30, 2000, to normal year-end audit adjustments), all in accordance with GAAP. As of the Closing Date, since December 31, 1999, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of Parent and its Subsidiaries taken as a whole from that set forth in said financial statements as at said date.

                  6.3.5    Compliance with Laws, Other Instruments, etc.
                           --------------------------------------------

                  None of the execution and delivery of this Agreement or the other Operative Agreements to which FSB is a party, the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of FSB, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which FSB or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, except for any such conflict, breach or default that, or consent that if not obtained, could not (either individually or in the aggregate) have a Material Adverse Effect and could not subject any Financing Party to liability.

                  6.3.6    [Reserved].
                            --------

                  6.3.7    [Reserved].
                            --------

                  6.3.8    [Reserved].
                            --------

                  6.3.9    Compliance with ERISA.
                           ---------------------

                           (a) Each Plan, and, to the knowledge of FSB, each
                  Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and the Age Discrimination in Employment Act, as amended, and no event or condition has occurred and is continuing as to which FSB would be under an obligation to furnish a report to the Financing Parties under Section 8.3A.1(f) hereof.

                           (b) The execution and delivery of this Agreement or
                  other Operative Agreements will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to
                  Section 4975(c)(1)(A)-(D) of the Code. The representation by FSB in the first sentence of this Section 6.3.9(b) is made in reliance upon and subject to the accuracy of the representations of the Tranche A Note Purchasers in

                  Section 6.2 of the Note Purchase Agreement as to the sources of the funds used to pay the purchase price of the Tranche A Notes to be purchased by them thereunder.

                  6.3.10   Offering of the Tranche A Notes, etc.
                           ------------------------------------

                  Neither FSB nor anyone authorized to act on its behalf has offered the Tranche A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Tranche A Note Purchasers and not more than seventy-one (71) other institutional investors (all such other investors being "accredited investors" as defined under Rule 501(a) of the Securities Act). Neither FSB nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the execution and delivery of this Agreement and each of the other Operative Agreements or the issuance or sale of the Tranche A Notes to the registration requirements of Section 5 of the Securities Act.

                  6.3.11   Status under Certain Statutes.
                           -----------------------------

                           (a) None of FSB or any of FSB's Subsidiaries is an
                  "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act.

                           (b) None of FSB or any of FSB's Subsidiaries is a
                  "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.3.12   Legal Name; Trade Names.
                           -----------------------

                           FSB's true legal name as registered in the
                  jurisdiction of its organization is "Capital One, F.S.B.", its federal employer identification number is 54-1807777. FSB does not use, or transact any business under, any trade name other than its legal name.

         6.4      Additional Representations, Warranties and Covenants of COB.
                  -----------------------------------------------------------

         COB represents and warrants to each of the other parties hereto that as of the Closing Date and the date of each Advance (except to the extent that any such representation or warranty relates to an earlier date):

                  6.4.1    Organization; Power and Authority.
                           ---------------------------------

                  COB and each of its Subsidiaries: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
         (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in Virginia and in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect. COB is a member in good standing with the Federal Reserve System, and COB's deposit accounts are insured by the Federal Deposit Insurance Corporation, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of COB, threatened.

                  6.4.2    Authorization, etc.
                           ------------------

                  COB has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Operative Agreements to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by COB of each of the Operative Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement and each of the other Operative Agreements to which it is a party have been duly and validly executed and delivered by COB and constitute its legal, valid and binding obligations, enforceable against COB in accordance with its terms, except as may be limited by
         (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  6.4.3    [Reserved].
                            --------

                  6.4.4    Financial Statements.
                           --------------------

                  COB has heretofore furnished to the Agent and each of the Primary Financing Parties a consolidated balance sheet of Parent and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP, and the unaudited consolidated balance sheet of Parent and its Subsidiaries as at September 30, 2000 and the related consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for the nine-month period ended on such date. All such financial statements present fairly, in all material respects, the consolidated financial condition of Parent and its Subsidiaries as at said dates and the consolidated results of their operations and their cash flows for the fiscal year and nine-month period, respectively, ended on said dates (subject, in the case of such financial statements as at September 30, 2000, to normal year-end audit adjustments), all in accordance with GAAP. As of the Closing Date, since December 31, 1999, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of Parent and its Subsidiaries taken as a whole from that set forth in said financial statements as at said date.

                  6.4.5    Compliance with Laws, Other Instruments, etc.
                           --------------------------------------------

                  None of the execution and delivery of this Agreement and the other Operative Agreements to which COB is a party, the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of COB, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which COB or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, except for any such conflict, breach or default that, or consent that if not obtained, could not (either individually or in the aggregate) have a Material Adverse Effect and could not subject any Financing Party to liability.

                  6.4.6    [Reserved].
                            --------

                  6.4.7    [Reserved].
                            --------

                  6.4.8    [Reserved].
                            --------

                  6.4.9    Compliance with ERISA.
                           ---------------------

                           (a) Each Plan, and, to the knowledge of COB, each
                  Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and the Age Discrimination in Employment Act, as amended, and no event or condition has occurred and is continuing as to which COB would be under an obligation to furnish a report to the Financing Parties under Section 8.3C.1(f) hereof.

                           (b) The execution and delivery of this Agreement and
                  each of the other Operative Agreements will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by COB in the first sentence of this Section 6.4.9(b) is made in reliance upon and subject to the accuracy of the representations of the Tranche A Note Purchasers in
                  Section 6.2 of the Note Purchase Agreement as to the sources of the funds used to pay the purchase price of the Tranche A Notes to be purchased by them thereunder.

                  6.4.10   Offering of the Tranche A Notes, etc.
                           ------------------------------------

                  Neither COB nor anyone authorized to act on its behalf has offered this Agreement or any of the other Operative Agreements or the Tranche A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Tranche A Note Purchasers and not more than seventy-one
         (71) other institutional investors (all such other investors being "accredited investors" as defined under Rule 501(a) of the Securities
         Act). Neither COB nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the execution and delivery of this Agreement and each of the other Operative Agreements or the issuance or sale of the Tranche A Notes to the registration requirements of Section 5 of the Securities Act.

                  6.4.11   Status under Certain Statutes.
                           -----------------------------

                           (a) None of COB or any of COB's Subsidiaries is an
                  "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act.

                           (b) None of COB or any of COB's Subsidiaries is a
                  "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.4.12   Legal Name; Trade Names.
                           -----------------------

                           (a) COB's true legal name as registered in the
                  jurisdiction of its organization is "Capital One Bank", its federal employer identification number is 54-1719855. COB does not use, or transact any business under, any trade name other than its legal name.


                    SECTION 7. PAYMENT OF CERTAIN EXPENSES.

         7.1.     Transaction Expenses.
                  --------------------

                  (a) The Lessor agrees on the Closing Date, to pay, or cause to be paid, all Transaction Expenses arising from the Closing Date, including without limitation all reasonable fees, expenses and disbursements of Moore & Van Allen, PLLC, as counsel for the Agent and the Lessor, and Chapman and Cutler, as counsel for the Tranche A Note Purchasers (but excluding the fees, expenses and disbursements of counsel for any individual Tranche A Note Purchaser), the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Closing Date, the reasonable out-of-pocket expenses of the Lessor due and payable on such Closing Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such Closing Date; provided, however, the Lessor shall be required to pay such
               --------  -------
         amounts described in this Section 7.1(a) only if (i) such amounts are properly described in a Requisition delivered on or before the Closing Date, and (ii) funds are made available by the Tranche B Lenders and by the Agent (from the Escrow Account) in connection with such Requisition in an amount sufficient to allow such payment. On the Closing Date after delivery and receipt of the Requisition referenced in Section 4.2(a) hereof and satisfaction of the other conditions precedent for such date, the Tranche B Lenders shall make Tranche B Loans, and the Agent shall advance funds from the Escrow Account, to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(a). The Lessee agrees to timely pay all amounts referred to in this Section 7.1(a) to the extent the Lessor is not required to pay such amounts.

                  (b) Assuming no Lease Default or Lease Event of Default shall have occurred and be continuing and only for the period prior to the Rent Commencement Date, the Lessor agrees on the Closing Date, on the date of any Construction Advance and on the Completion Date to pay, or cause to be paid, all Transaction Expenses including without limitation all reasonable fees, expenses and disbursements of Moore & Van Allen, PLLC, as counsel for the Agent and the Lessor, and Chapman and Cutler, as counsel for the Tranche A Note Purchasers (but excluding the fees, expenses and disbursements of counsel for any individual Tranche A Note Purchaser), in connection with the transactions contemplated by the Operative Agreements and billed in connection with such Advance or such Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, the reasonable out-of-pocket expenses of the Lessor, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and/or 5.5 (including without limitation any premiums for title insurance policies and charges for any updates to such policies), all fees, expenses and disbursements incurred with respect to obtaining a rating from the National Association of Insurance Commissioners and all other reasonable fees, expenses and disbursements in connection with such Advance or such Completion Date including without limitation all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents and during the Commitment Period, all fees, expenses and costs referenced in Sections 7.3(a), 7.3(b) and 7.3(d); provided, however, the Lessor
                                                --------  -------
         shall be required to pay such amounts described in this Section 7.1(b) only if (i) such amounts are properly described in a Requisition delivered on the applicable date and (ii) funds are made available by the Tranche B Lenders and by the Agent (from the Escrow Account), in connection with such Requisition in an amount sufficient to allow such payment. On the Closing Date, on the date of any Construction Advance or the Completion Date, after delivery of the applicable Requisition and satisfaction or express waiver of the other conditions precedent for such date, the Agent shall advance Tranche A Proceeds from the Escrow Account and the Tranche B Lenders shall make Tranche B Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(b). The Lessee agrees to timely pay all amounts referred to in this Section 7.1(b) to the extent the Lessor is not required to pay such amounts.

                  (c) All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

         7.2.     Brokers' Fees.
                  -------------

         The Lessee agrees to pay or cause to be paid any and all brokers' fees, if any, including without limitation any interest and penalties thereon, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements, excluding the fees of any brokers retained by the Agent, any Primary Financing Party, the Lessor or any Affiliate of any of the foregoing.

         7.3.     Certain Fees and Expenses.
                  -------------------------

         The Lessee agrees to pay or cause to be paid (a) all reasonable out-of-pocket expenses of the Lessor (including without limitation reasonable counsel fees and expenses) incurred in connection with the transactions contemplated hereby and by the other Operative Agreements (b) all reasonable out-of-pocket costs and expenses incurred by the Credit Parties, the Agent, the Primary Financing Parties or the Lessor in entering into any Lease Supplement and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative Agreements, whether or not such Lease Supplement, amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, which have been requested by any Credit Party, (c) all reasonable out-of-pocket costs and expenses incurred by the Credit Parties, the Agent, the Primary Financing Parties or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of the Property pursuant to the terms of the Operative Agreements by the Construction Agent, the Lessee or its designee and (d) all reasonable out-of-pocket costs and expenses incurred by the Credit Parties, the Agent, any Primary Financing Party or the Lessor in connection with any transfer or conveyance of the Property to the Lessee or its designee or any third party pursuant to the terms of the Operative Agreements, whether or not such transfer or conveyance is ultimately accomplished, but in all cases excluding the fees, expenses and disbursements of counsel for any individual Tranche A Note Purchaser.

         7.4.     [Reserved].
                  ----------

         7.5.     Administrative Fee.
                  ------------------

         The Lessee shall pay or cause to paid an administrative fee to the Agent (for its individual account) in the amount of $60,000.00 per year (or such other amount as may be agreed upon by the Lessee and the Agent from time to time) which shall be paid on the Closing Date and each annual anniversary thereof and such amount shall be deemed to be earned in full by the Agent as of such Closing Date or annual anniversary thereof, as applicable.

                  SECTION 8. OTHER COVENANTS AND AGREEMENTS.

         8.1.     Cooperation with the Construction Agent or the Lessee.
                  -----------------------------------------------------

         The Primary Financing Parties, the Lessor and the Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the Primary Financing Parties, the Lessor and/or the Agent, as applicable, in their reasonable discretion), cooperate with the Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

         8.2.     Covenants of the Lessor.
                  -----------------------

         The Lessor hereby agrees that so long as this Agreement is in effect:

                  (a) The Lessor will not create or permit to exist at any time, and it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property;

                  (b) [Reserved];

                  (c) The Lessor shall not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for all or any substantial benefit of the creditors of the Lessor; and the Lessor shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

                  (d) The Lessor shall give prompt written notice to the Lessee, the Primary Financing Parties and the Agent if the Lessor's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at One First Union Center, 301 South College Street, Charlotte, Mecklenburg County, North Carolina 28288-0166; and

                  (e) The Lessor shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to the Property in each case as directed in writing by the Agent or, in connection with Section 8.5 hereof, the Lessee; provided, however, that notwithstanding the
                             --------  -------
         foregoing provisions of this subparagraph (e) the Lessor, the Agent and the Primary Financing Parties each acknowledge, covenant and agree that neither the Lessor nor the

         Agent shall act or refrain from acting except in accordance with the provisions of the Intercreditor Agreement; provided, further, that each
                                                    --------  -------
         of the Agent, the Primary Financing Parties and the Lessee acknowledges, covenants and agrees that it will not instruct the Lessor to take any action in violation of the terms of any Operative Agreement.

         8.3.     Credit Party Covenants, Consent and Acknowledgment.
                  --------------------------------------------------

                  (a) Each Credit Party acknowledges and agrees that the Borrower, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Each Credit Party hereby irrevocably consents to the creation, perfection (subject to the terms of Section 8.12) and maintenance of such Liens. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

                  (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Notes are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to be delivered to the Agent, as Lessor's agent.

                  (c) No Credit Party shall consent to any amendment, supplement or other modification of the terms or provisions of any Operative Agreement to which it is a party except in accordance with Section 12.4 of this Agreement.

                  (d) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent (including without limitation principal and interest due and owing under the Notes), amounts specifically excluded from indemnification by the Lessee pursuant to Sections 11.1 and 11.2 and amounts due and owing or otherwise payable or incurred as a result of or in connection with any sale of an assignment or participation interest by any Tranche B Lender or Tranche A Note Purchaser, and payment obligations of one Financing Party to another Financing Party, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, the Lessor, the Escrow Agent, any Primary Financing Party or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee and guaranteed by the Guarantor (provided, unless such obligation is expressly stated as an obligation of the Lessee, the Lessee shall only be responsible for such obligation to the extent it is reasonable for a lessee to bear responsibility for such obligation in a transaction of the type evidenced by the Operative Agreements); provided, however,
                                                          --------  -------
         during the period prior to the Completion Date, the Construction Agent may submit a Requisition for such Supplemental Rent obligations and such Supplemental Rent obligations shall be payable by the Construction Agent with the proceeds of one or more Advances made in accordance with the provisions of the Operative Agreements and upon satisfaction or express waiver of the conditions applicable to such Advance, and such amounts shall be added to the Property Cost respecting the Property; provided, further, in the event the Construction Agent shall fail to
         --------  -------
         comply with the requirements set forth in the immediately preceding proviso or shall fail to submit a Requisition for such Supplemental Rent obligations, the Construction Agent shall pay such Supplemental Rent obligation to such Person from its own funds. Without limitation, such Supplemental Rent obligations of the Credit Parties shall include any amounts payable by the Lessor pursuant to Section 5.15, administrative fees, breakage costs, indemnities, other reasonable fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

                  (e) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance reasonably satisfactory to the Agent and from an appraiser selected by the Agent) to be issued respecting the Property as requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor and/or any Primary Financing Party and (ii) after the occurrence of a Lease Event of Default.

                  (f) [Reserved].

                  (g) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of the Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent (on behalf of the Lessor).

                  (h) The Lessee hereby covenants and agrees that Equipment (exclusive of any Fixtures) respecting the Property shall at no time constitute in excess of ten percent (10%) of the aggregate Advances respecting the Property funded at such time under the Operative Agreements.

                  (i) [Reserved].

                  (j) The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at the locations set forth in Section 6.2(i) or if it shall change its name.

                  (k) [Reserved].

                  (l) [Reserved].

                  (m) The Lessee hereby covenants and agrees that the rights of the Lessee under this Agreement and the Lease shall not impair or in any way diminish the obligations of the Construction Agent and/or the rights of the Lessor under the Agency Agreement.

                  (n) [Reserved].

                  (o) Lessee shall promptly notify the Agent and each Primary Financing Party, or cause the Agent and each Primary Financing Party to be promptly notified, upon a Responsible Officer of such Lessee gaining knowledge of the occurrence of any Lease Default or Lease Event of Default which is continuing at such time and describing the same in reasonable detail with a description of the action the Lessee or any Affiliate has taken or proposes to take with respect thereto. In any event, such notice shall be provided to the Agent within five (5) Business Days of when a Responsible Officer of Lessee gains such knowledge.

                  (p) Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments terminated, unless consent has been obtained from the Majority Secured Parties and the Lessor, the Lessee will:

                           (i) preserve and maintain its separate legal existence and, except where failure to do so could reasonably be expected to have a Material Adverse Effect, all rights, franchises, licenses, certifications, accreditations and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in Virginia and each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect;

                           (ii) pay and perform all obligations of the Lessee under the Operative Agreements and pay and perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which, in the case of (A) or
                  (B), if not paid could reasonably be expected to have a Material Adverse Effect; provided that the Lessee may contest
                                           --------
                  any item described in this Section 8.3(p)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP; and

                           (iii)   to the extent failure to do so could
                  reasonably be expected to have a Material Adverse Effect, observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; and, subject to Section 14.4 of the Lease, not permit the termination of any insurance reimbursement program available to the Property.

                  (q) [Reserved].

                  (r) Lessee shall perform any and all obligations of Lessor under, and cause Lessor to otherwise remain in full compliance with, the terms and provisions of the Ground Lease.

                  (s) Promptly after obtaining any required architectural approvals by any business park or any other applicable entity with oversight responsibility for the applicable Improvements, the Construction Agent shall deliver to the Agent copies of the same.

                  (t) Except as otherwise contemplated by the Operative Agreements, the Construction Agent shall not use the proceeds of any Advance for any purpose other than the lease of the Property, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of interest, Transaction Expenses and the fees, expenses and other disbursements by the Lessee or the Lessor referenced in any Operative Agreement, and other Project Costs, in each case which accrue prior to the Rent Commencement Date with respect to the Property.

                  (u) The Plans and Specifications for the Property will be prepared prior to the commencement of construction in accordance with all applicable Legal Requirements (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Upon completion of the Improvements for the Property in accordance with the applicable Plans and Specifications, such Improvements will be within any building restriction lines and will not encroach in any manner onto any adjoining land (except as permitted by express written easements, which have been approved by the Agent).

                  (v) The Property shall be improved in all material respects in accordance with the applicable Plans and Specifications in a good and workmanlike manner and shall be operational.

                  (w) The Lessee shall deliver (or cause to be delivered) an annual certificate evidencing the insurance required to be maintained by the Lessee under Article XIV of the Lease on the date such certificate is due thereunder.

                  (x) The Property shall comply in all material respects with all Insurance Requirements and all standards of Lessee with respect to similar properties owned by Lessee and the other Credit Parties.

                  (y) The Property shall comply with all Legal Requirements (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect.

                  (z) All utility services and facilities necessary for the construction and operation of the Improvements and the installation and operation of the Equipment regarding the Property (including without limitation gas, electrical, water and sewage services and facilities) shall be available at the applicable Land or shall be constructed prior to the Completion Date for the Property.

                  (aa) The acquisition, installation and testing of the Equipment (if any) and construction of the Improvements (if any) shall be performed in a good and workmanlike manner, substantially in accordance with the applicable Plans and Specifications.

                  (bb) Upon recordation of a memorandum of the Ground Lease and the Mortgage Instruments in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, (x) the Lien created by the Tranche B Mortgage Instruments in the real property described therein shall be a perfected first priority mortgage Lien on the leasehold estate under the Ground Lease in favor of the Agent, for the benefit of the Tranche B Lenders and (y) the Lien created by the Tranche A Mortgage Instruments in the real property described therein shall be a perfected second priority mortgage Lien (subject to the Lien created by the Tranche B Mortgage Instruments) on the leasehold estate under the Ground Lease in favor of the Agent, for the benefit of the Tranche A Note Purchasers. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Construction Agent or the Lessee, upon filing of the Primary Financing Party Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Secured Parties.

                  (cc) Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien on the leasehold estate under the Ground Lease in favor of the Agent, for the benefit of the Secured Parties. To the extent that the security interests in the portion of the Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Construction Agent or the Lessee, upon filing of the Lessor Financing Statements in such filing offices, the security interests created by the Lease Agreement shall be perfected first priority security interests in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Agent, for the benefit of the Secured Parties.

                  (dd) Lessee shall not incur or suffer to exist any Lien on the Property other than Permitted Liens and as otherwise permitted under
         Section 8.5.

                  (ee) Lessee shall deliver a written notice to Agent and the Lessor promptly upon Lessee's receiving notice or actual knowledge of a Responsible Officer of Lessee of the taking by a Governmental Authority of an action which would constitute a Condemnation, receiving notice of a material violation of any Legal Requirement on or at the Property, including any Environmental Law, under which liability may be imposed upon Lessor, Agent, any Primary Financing Party or Lessee, or receiving notice or actual knowledge of modification of the Property (other than routine construction progress, fire, life-safety and similar inspections) for any violation of Lessor under which criminal liability may be imposed upon Agent, any Primary Financing Party or Lessee.

                  (ff) Lessee shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject the Property, the Operative Agreements, the issuance or sale of the Notes, or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

                  (gg) Not less than two (2) Business Days prior to any prepayment of any Tranche A Note, the Lessee (on behalf of the Lessor) shall deliver to each affected holder of one or more Tranche A Notes a certificate of a Responsible Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

                  (hh) Without the consent of the Agent, neither COB nor FSB will change its legal name or use, or transact any business under, any trade name other than its legal name.

                  (ii) The Lessee agrees that in the event neither S&P nor Moody's provides a rating of either of COB or FSB, the Lessee shall cause one of the Rating Agencies to issue and maintain at all times a "private letter" rating for COB or FSB, as the case may be, and to submit to such Rating Agency the materials and information necessary for, and a request for, a new "private letter" rating every six (6) months thereafter and upon the occurrence of any merger or other event described in Section 5.15(a) of the Participation Agreement. The Lessee further agrees to provide each of the Tranche A Note Purchasers a copy of such "private letter" rating and will permit and allow such Tranche A Note Purchasers to discuss such rating with the Rating Agency.

                  (jj) The Construction Agent shall deliver (i) evidence of builder's risk insurance in compliance with the requirements set forth in Section 2.6(f) of the Agency Agreement and (ii) a certificate of the Insurance Consultant on or before February 1, 2001 and every three (3) year anniversary thereof, certifying as to compliance by the Construction Agent with the requirements of Article XIV of the Lease and otherwise in form and substance reasonably satisfactory to the Agent.

                  (kk) The Construction Agent shall deliver to the Lessor, the Agent and the Primary Financing Parties the Maximum Guaranty Price Contract in substantially the form approved by the Agent, the Lessor and the Primary Financing Parties on the Closing Date or otherwise in form reasonably acceptable to the Agent, together with a consent to the assignment thereof executed by the Contractor thereunder, no less than five (5) Business Days prior to the scheduled date for the initial Construction Advance for payment of Hard Costs.

                  (ll) The Lessee will not amend the Repurchase Right (as defined in that certain Real Estate Purchase Agreement dated as of September 27, 2000 (as amended by that certain First Amendment to Real Estate Purchase Agreement dated as of December 4, 2000) between COFC and West*Group Properties LLC, the interest of COFC in which has been assigned to COB pursuant to that certain Assignment and Assumption of Real Estate Purchase Agreement dated as of December 5, 2000 by and between COFC and COB) without the written consent of the Agent.

         8.3A     Additional Affirmative Covenants of FSB.
                  ---------------------------------------

         FSB covenants that commencing on the Closing Date and thereafter so long as any of the Company Obligations are unpaid:

                  8.3A.1   Financial and Business Information.
                           ----------------------------------

                  FSB shall deliver or cause to be delivered or otherwise make available through electronic media (provided that FSB shall give prior
                                             --------
         written notice to the Agent and each Primary Financing Party of such availability) to each of the Agent and the Primary Financing Parties:

                           (a) (i) as soon as available and in any event within
                  60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Parent, consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for such period (with respect to statements of income only) and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of Parent and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year) and (ii) as soon as available and in any event within 120 days after the end of each fiscal year of Parent, consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of Parent and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of Parent and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

                           (b) as soon as available and in any event within 120
                  days after the end of each fiscal year of FSB, consolidated statements of income, changes in stockholders' equity and cash flows of FSB and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of FSB and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, accompanied by a certificate of a senior financial officer of FSB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of FSB and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

                           (c) as soon as available and in any event within 60
                  days after the end of each quarterly fiscal period of each fiscal year of FSB, the "Thrift Financial Report" for FSB and its Insured Subsidiaries, all prepared in accordance with regulatory accounting principles prescribed by the Federal Financial Institutions Examination Counsel;

                           (d) promptly upon their becoming available, copies of
                  all registration statements (excluding exhibits to such registration statements, and other than registration statements filed on Form S-8 or any successor form) and regular periodic reports filed on Form 10-K, Form 10-Q or Form 8-K (or any successor form), if any, that FSB or any of its Affiliates shall have filed with the SEC or any national securities exchange;

                           (e) promptly upon the mailing thereof to the
                  shareholders of Parent generally, copies of all financial statements, reports and proxy statements so mailed;

                           (f) as soon as possible, and in any event within ten
                  days after FSB knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of FSB setting forth details respecting such event or condition and the action, if any, that FSB or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by FSB or an ERISA Affiliate with respect to such event or condition, except that a copy of any notice required to be filed for an event described in subparagraph (i) below may be provided at a later date (to be no later than the date such notice is filed) if it has not been filed as of the date of the signed statement described above):

                               (i) any reportable event, as defined in Section
                  4043(c) of

                           ERISA and the regulations issued thereunder, with respect to a Plan, as to which the requirement to provide 30 days' notice to the PBGC under Section 4043(a) or Section 4043(b) of ERISA applies, other than a reportable event for which the requirement to provide such notice has been waived by regulation or for which the PBGC has announced in Technical Update 95-3 (or any subsequent administrative guideline) that it will not apply a penalty for failure to provide such notice (provided that a failure to meet
                                                --------
                           the minimum funding standard of Section 412 of the
                           Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the
                           Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                                    (ii)  the distribution under Section 4041(c)
                           of ERISA of a notice of intent to terminate any Plan or any action taken by FSB or an ERISA Affiliate to terminate any Plan under Section 4041(c) of ERISA;

                                    (iii) the institution by the PBGC of
                           proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by FSB or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                                    (iv) the complete or partial withdrawal from
                           a Multiemployer Plan by FSB or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by FSB or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                                    (v)   the institution of a proceeding by a
                           fiduciary of any Multiemployer Plan against FSB or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                                    (vi)  the adoption of an amendment to any
                           Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if FSB or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections;

                           (g)      [Reserved].
                                     --------

                           (h) promptly (and in no event more than five (5)
                  days) after a Responsible Officer of FSB obtains knowledge thereof, a notice describing any change in its Debt Rating assigned by any Rating Agency has occurred, or a notice that FSB has been placed on any watch list by a Rating Agency;

                           (i) at the time any set of financial statements is
                  furnished pursuant to paragraph (b) or (c) above, a certificate of a Responsible Officer of FSB (i) to the effect that no Lease Default has occurred and is continuing (or, if any Lease Default has occurred and is continuing, describing the same in reasonable detail and describing the action that FSB or an Affiliate has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail (including, without limitation, as to the component parts of relevant definitions of accounting terms included in Section 5 hereof) the computations necessary to determine whether FSB is in compliance with its obligations under Sections 8.3B.1 and 8.3B.2 hereof as of the end of the respective quarterly fiscal period or fiscal year; and

                           (j) from time to time such other information
                  regarding the financial condition, operations, business or prospects of FSB or any of its Subsidiaries as any Financing Party may reasonably request, including without limitation, such information as is required by Rule 144A to be delivered to a prospective transferee of a Tranche A Note.

                  8.3A.2   Inspection.
                           ----------

                  FSB shall permit the representatives of each Financing Party, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Financing Party; provided that FSB shall
                                                       --------
         not be required to provide (i) the names of, or other information that could be used to identify, account holders, (ii) any proprietary strategic insights or statistical models concerning account holders or potential account holders, (iii) information regarding the specific nature or application of any of the information-based strategies employed by FSB and its Subsidiaries in the conduct of their business or (iv) any proprietary plans or other proprietary information relating to the development of the business of FSB and its Subsidiaries.

                  8.3A.3   Compliance with Law.
                           -------------------

                  Without limiting the requirements of the Lease, FSB will and will cause each of its Subsidiaries to comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities (including, without limitation, ERISA, all Environmental Laws and the FDIA and all rules and regulations promulgated thereunder) if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect.

                  8.3A.4   Insurance.
                           ---------

                  Without limiting the requirements of the Lease, FSB will and will cause each of its Subsidiaries to, maintain (either in its own name or in the name of an Affiliate) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Primary Financing Parties, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

                  8.3A.5   Maintenance of Properties.
                           -------------------------

                  Without limiting the requirements of the Lease, FSB will and will cause each of its Subsidiaries to maintain all of its properties used or useful in its business in good working order and condition ordinary wear and tear excepted, except to the extent that the failure to maintain any such property in good working order and condition would not (either individually or in the aggregate) have a Material Adverse Effect.

                  8.3A.6   Payment of Taxes and Claims.
                           ---------------------------

                  FSB will and will cause each of its Subsidiaries to pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP.

                  8.3A.7   Corporate Existence, etc.
                           ------------------------

                  FSB will at all times preserve and maintain its legal existence and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business (provided
                                                                       --------
         that nothing in this Section 8.3A.7 shall prohibit any transaction expressly permitted under Section 8.3B.3 hereof).

         8.3A.8   Litigation.
                  ----------

                  FSB will promptly give to each Primary Financing Party notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting FSB or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

         8.3B     Additional Negative Covenants of FSB.
                  ------------------------------------

         FSB covenants that commencing on the Closing Date and thereafter so long as any of the Company Obligations are unpaid:

                  8.3B.1   Delinquency Ratio.
                           -----------------

                  FSB will not permit its Delinquency Ratio on the last day of any calendar month to exceed 6.0%.

                  8.3B.2   Other Financial Conditions.
                           --------------------------

                  FSB will not on any date permit

                           (a) its Tier 1 Capital to Managed Receivables Ratio to be less than 4.0%, provided that such Tier 1 Capital to Managed Receivables Ratio may be less than 4.0% during any period of 90 consecutive days so long as (i) on the last day of the fiscal quarter ending on or immediately prior to the first day of such 90-day period, such Tier 1 Capital to Managed Receivables Ratio was not less than 4.0% and (ii) at no time during such 90-day period is such Tier 1 Capital to Managed Receivables Ratio is less than 3.5%;

                           (b)      its Leverage Ratio to exceed 10.0 to 1;

                           (c) its Tier 1 Capital to Risk Adjusted Assets Ratio to be less than 6.0%;

                           (d) its Total Capital to Risk Adjusted Assets Ratio to be less than 10.0%; or

                           (e) its Tangible Net Worth to be less than $192,685,600.

                           (f) its Total Capital to be less than that necessary to be "adequately-capitalized", within the meaning of such term under the Prompt Corrective Action provisions contained in the FDIA (12 U.S.C. (S).1831(o)) (or any successor provision), as amended, re-enacted or redesignated from time to time.

                  8.3B.3   Merger, Consolidation, etc.
                           --------------------------

                  FSB will not: (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (b) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions (a "Transfer"), all or substantially all of its business
                          --------
         or property; provided that FSB may be merged or consolidated with or
                      --------
         into, or Transfer all or substantially all of its business or property to, any Person if (1) the continuing, surviving or transferee corporation assumes all of FSB's obligations hereunder and under the other Operative Agreements to which it is a party, (2) either: (i) the continuing, surviving or transferee corporation is an Affiliate of FSB or (ii) the continuing, surviving or transferee corporation has a Tangible Net Worth equal to or greater than the Tangible Net Worth of FSB immediately prior to giving effect to such merger, consolidation or Transfer, (3) FSB has delivered to the Agent a legal opinion as to enforceability from counsel reasonably acceptable to the Agent and in form and substance reasonably acceptable to the Agent, and (4) no Lease Default or Lease Event of Default shall have occurred and be continuing after such Transfer.

                  No such merger, consolidation or Transfer shall have the effect of releasing FSB or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 8.3B.3 from its liability under any of the Operative Agreements. Nothing in this Section 8.3B.3 shall prohibit FSB or any of its Subsidiaries from the sale of credit card loans and other finance receivables pursuant to securitizations.

                  8.3B.4   Lines of Business.
                           -----------------

                  FSB will not, nor will it permit any of its Subsidiaries to, engage to any extent in any line or lines of business activity other than as permitted by its charter.

         8.3C     Additional Affirmative Covenants of COB.
                  ---------------------------------------

         COB covenants that commencing on the Closing Date and thereafter so long as any of the Company Obligations are unpaid:

                  8.3C.1   Financial and Business Information.
                           ----------------------------------

                  COB shall deliver or cause to be delivered or otherwise make available through electronic media (provided that COB shall give prior
                                             --------
         written notice to the Agent and each Primary Financing Party of such availability) to each of the Agent and the Primary Financing Parties:

                           (a) (i) as soon as available and in any event within
                  60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Parent, consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for such period (with respect to statements of income only) and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of Parent and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year) and (ii) as soon as available and in any event within 120 days after the end of each fiscal year of Parent, consolidated statements of income, changes in stockholders' equity and cash flows of Parent and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of Parent and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of Parent and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

                           (b) as soon as available and in any event within 120
                  days after the end of each fiscal year of COB, consolidated statements of income, changes in stockholders' equity and cash flows of COB and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of COB and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, accompanied by a certificate of a senior financial officer of COB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of COB and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

                           (c) as soon as available and in any event within 60
                  days after the end of each quarterly fiscal period of each fiscal year of COB, the "Consolidated Reports of Condition and Income" for COB and its Insured Subsidiaries, all prepared in accordance with regulatory accounting principles prescribed by the Federal Financial Institutions Examination Counsel;

                           (d) promptly upon their becoming available, copies of
                  all registration statements (excluding exhibits to such registration statements, and other than registration statements filed on Form S-8 or any successor form) and regular periodic reports filed on Form 10-K, Form 10-Q or Form 8-K (or any successor form), if any, that COB or any of its Affiliates shall have filed with the SEC or any national securities exchange;

                           (e) promptly upon the mailing thereof to the
                  shareholders of Parent generally, copies of all financial statements, reports and proxy statements so mailed;

                           (f) as soon as possible, and in any event within ten
                  days after COB knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of COB setting forth details respecting such event or condition and the action, if any, that COB or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by COB or an ERISA Affiliate with respect to such event or condition, except that a copy of any notice required to be filed for an event described in subparagraph (i) below may be provided at a later date (to be no later than the date such notice is filed) if it has not been filed as of the date of the signed statement described above):

                                    (i)   any reportable event, as defined in
                           Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the requirement to provide 30 days' notice to the PBGC under Section 4043(a) or Section 4043(b) of ERISA applies, other than a reportable event for which the requirement to provide such notice has been waived by regulation or for which the PBGC has announced in Technical Update 95-3 (or any subsequent administrative guideline) that it will not apply a penalty for failure to provide such notice (provided
                                                                       --------
                           that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under
                           Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                                    (ii)  the distribution under Section 4041(c)
                           of ERISA of a notice of intent to terminate any Plan or any action taken by COB or an ERISA Affiliate to terminate any Plan under Section 4041(c) of ERISA;

                                    (iii) the institution by the PBGC of
                           proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by COB or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                                    (iv)  the complete or partial withdrawal
                           from a Multiemployer Plan by COB or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by COB or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
                           Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                                    (v)   the institution of a proceeding by a
                           fiduciary of any Multiemployer Plan against COB or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                                    (vi)  the adoption of an amendment to any
                           Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if

                           COB or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections;

                           (g) [Reserved].
                                --------

                           (h) promptly (and in no event more than five (5)
                  days) after a Responsible Officer of COB obtains knowledge thereof, a notice describing any change in its Debt Rating assigned by any Rating Agency has occurred, or a notice that COB has been placed on any watch list by a Rating Agency;

                           (i) at the time any set of financial statements is
                  furnished pursuant to paragraph (b) or (c) above, a certificate of a Responsible Officer of COB (i) to the effect that no Lease Default has occurred and is continuing (or, if any Lease Default has occurred and is continuing, describing the same in reasonable detail and describing the action that COB or an Affiliate has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether COB is in compliance with its obligations under Sections 8.3D.1 and 8.3D.2 hereof as of the end of the respective quarterly fiscal period or fiscal year; and

                           (j) from time to time such other information
                  regarding the financial condition, operations, business or prospects of COB or any of its Subsidiaries as any Financing Party may reasonably request, including without limitation, such information as is required by Rule 144A to be delivered to a prospective transferee of a Tranche A Note.

                  8.3C.2   Inspection.
                           ----------

                  COB shall permit the representatives of each Financing Party, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Financing Party; provided that COB shall
                                                       --------
         not be required to provide (i) the names of, or other information that could be used to identify, account holders, (ii) any proprietary strategic insights or statistical models concerning account holders or potential account holders, (iii) information regarding the specific nature or application of any of the information-based strategies employed by COB and its Subsidiaries in the conduct of their business or (iv) any proprietary plans or other proprietary information relating to the development of the business of COB and its Subsidiaries.

                  8.3C.3   Compliance with Law.
                           -------------------

                  Without limiting the requirements of the Lease, COB will and will cause each of its Subsidiaries to comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities (including, without limitation, ERISA, all Environmental Laws and the FDIA and all rules and regulations promulgated thereunder) if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect.

                  8.3C.4   Insurance.
                           ---------

                  Without limiting the requirements of the Lease, COB will and will cause each of its Subsidiaries to, maintain (either in its own name or in the name of an Affiliate) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Primary Financing Parties, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

                  8.3C.5   Maintenance of Properties.
                           -------------------------

                  Without limiting the requirements of the Lease, COB will and will cause each of its Subsidiaries to maintain all of its properties used or useful in its business in good working order and condition ordinary wear and tear excepted, except to the extent that the failure to maintain any such property in good working order and condition would not (either individually or in the aggregate) have a Material Adverse Effect.

                  8.3C.6   Payment of Taxes and Claims.
                           ---------------------------

                  COB will and will cause each of its Subsidiaries to pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP.

                  8.3C.7   Corporate Existence, etc.
                           ------------------------

                  COB will at all times preserve and maintain its legal existence and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business (provided
                                                                       --------
         that nothing in this Section 8.3C.7 shall prohibit any transaction expressly permitted under Section 8.3D.3 hereof).

                  8.3C.8   Litigation.
                           ----------

                  COB will promptly give to each Primary Financing Party notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting COB or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

         8.3D     Additional Negative Covenants of COB.
                  ------------------------------------

         COB covenants that commencing on the Closing Date and thereafter so long as any of the Company Obligations are unpaid:

                  8.3D.1   Delinquency Ratio.
                           -----------------

                  COB will not permit its Delinquency Ratio on the last day of any calendar month to exceed 6.0%.

                  8.3D.2   Other Financial Conditions.
                           --------------------------

                  COB will not on any date permit

                           (a) its Tier 1 Capital to Managed Receivables Ratio to be less than 4.0%, provided that such Tier 1 Capital to Managed Receivables Ratio may be less than 4.0% during any period of 90 consecutive days so long as (i) on the last day of the fiscal quarter ending on or immediately prior to the first day of such 90-day period, such Tier 1 Capital to Managed Receivables Ratio was not less than 4.0% and (ii) at no time during such 90-day period is such Tier 1 Capital to Managed Receivables Ratio is less than 3.5%;

                           (b)      its Leverage Ratio to exceed 10.0 to 1;

                           (c) its Tier 1 Capital to Risk Adjusted Assets Ratio to be less than 6.0%;

                           (d) its Total Capital to Risk Adjusted Assets Ratio to be less than 10.0%;

                           (e) its Tangible Net Worth to be less than $828,588,000; or

                           (f) its Total Capital to be less than that necessary to be "well-capitalized", within the meaning of such term under the Prompt Corrective Action provisions contained in the FDIA (12 U.S.C. ss.1831(o)) (or any successor provision), as amended, re-enacted or redesignated from time to time.

                  8.3D.3   Merger, Consolidation, etc.
                           --------------------------

                  COB will not: (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (b) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions (a "Transfer"), all or substantially all of its business
                          --------
         or
         property; provided that COB may be merged or consolidated with or
                   --------
         into, or Transfer all or substantially all of its business or property to, any Person if (1) the continuing, surviving or transferee corporation assumes all of COB's obligations hereunder, (2) either: (i) the continuing, surviving or transferee corporation is an Affiliate of COB or (ii) the continuing, surviving or transferee corporation has a Tangible Net Worth equal to or greater than the Tangible Net Worth of COB immediately prior to giving effect to such merger, consolidation or Transfer, (3) COB has delivered to the Agent a legal opinion as to enforceability from counsel reasonably acceptable to the Agent and in form and substance reasonably acceptable to the Agent, and (4) no Lease Default or Lease Event of Default shall have occurred and be continuing after such Transfer.

                  No such merger, consolidation or Transfer shall have the effect of releasing COB or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 8.3D.3 from its liability under this Agreement or any other Operative Agreement. Nothing in this Section 8.3D.3 shall prohibit COB or any of its Subsidiaries from the sale of credit card loans and other finance receivables pursuant to securitizations.

                  8.3D.4   Lines of Business.
                           -----------------

                  COB will not, nor will it permit any of its Subsidiaries to, engage to any extent in any line or lines of business activity other than as permitted by its charter and as necessary to conduct the business of a limited purpose credit card bank.

         8.4.     Sharing of Certain Payments.
                  ---------------------------

         Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such Credit Party directly to the Agent as more particularly provided in Section 8.3 hereof. The Lessor, the Agent, the Primary Financing Parties and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

         8.5.     Grant of Easements, etc.
                  -----------------------

         The Agent, the Primary Financing Parties and the Lessor hereby agree that, so long as no Lease Event of Default shall have occurred and be continuing, and until such time as the Agent gives instructions to the contrary to the Lessor after the occurrence and continuance of such Lease Event of Default, the Lessor shall, without the consent of the Agent or the Primary Financing Parties, from time to time at the request of the Lessee, in connection with the transactions contemplated by the Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights with respect to the Property, (ii) release existing easements or other rights which are for the benefit of the Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv)
execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing, demolition or operation of the Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the
                                                     --------
agreements referred to in this Section 8.5 shall be on commercially reasonable terms so as not to diminish the value of the Property in any material respect or otherwise have a Material Adverse Effect.

         8.6.     Appointment of the Agent by the Primary Financing Parties and
                  -------------------------------------------------------------
                  the Lessor.
                  ----------

                  (a) The Secured Parties acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Secured Parties in accordance with the provisions of the Intercreditor Agreement; provided, in all cases, the Agent shall allocate payments
                    --------
         and other amounts received in accordance with Section 8.7. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Lessor and each Primary Financing Party (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Lessor and each Primary Financing Party and (subject to Section 8.5) to take such other action under the Operative Agreements on behalf of the Lessor as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. Further, the Agent shall be entitled to take such action on behalf of the Lessor as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto.

                  (b) Each Primary Financing Party hereby designates and appoints the Agent as the agent of such Primary Financing Party under this Agreement and the other Operative Agreements, and each such Primary Financing Party authorizes the Agent, in such capacity, to execute the Operative Agreements as agent for and on behalf of such Primary Financing Party, to take such action on behalf of such Primary Financing Party under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and other Operative Agreements, together with such other powers as are reasonably incidental thereto. Subject to the terms of the Operative Agreements (including without limitation the Intercreditor Agreement), each of the Primary Financing Parties directs the Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Agent hereunder or thereunder. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Primary Financing Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against the Agent.

                  (c) The Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (d) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence, willful misconduct or its or such Person's failure to use ordinary care in the handling of funds) or (b) responsible in any manner to any of the Primary Financing Parties for any recitals, statements, representations or warranties made by the Borrower or the Lessee or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Primary Financing Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or the Lessee.

                  (e) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to the Borrower or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Majority Secured Parties, the Majority Tranche A Note Purchasers, the Majority Tranche B Lenders or all the Primary Financing Parties, as the case may be, as set forth in the Intercreditor Agreement or any other Operative Agreement or it shall first be indemnified to its satisfaction by the Primary Financing Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with the Intercreditor Agreement, and such and any action taken or failure to act pursuant thereto shall be binding upon all the Primary Financing Parties and all future holders of the Notes.

                  (f) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Primary Financing Party, any Credit Party or the Borrower referring to this Agreement or such other Operative Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Primary Financing Parties and the Lessee. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed in accordance with the terms of the Intercreditor Agreement; provided,
                                                                   --------
         that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the
         Primary Financing Parties; provided, further, the foregoing shall not
                                    --------  -------
         limit the rights of the Majority Secured Parties, the Majority Tranche
         A Note Purchasers, the Majority Tranche B Lenders or all the Primary Financing Parties, as the case may be, as described in this Agreement or the Intercreditor Agreement.

                  (g) Each Primary Financing Party expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including without limitation any review of the affairs of the Borrower or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Primary Financing Party. Each Primary Financing Party represents to the Agent that it has, independently and without reliance upon the Agent or any other Primary Financing Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee and made its own decision to purchase its Tranche A Notes or make its Tranche B Loans hereunder and enter into this Agreement. Each Primary Financing Party also represents that it will, independently and without reliance upon the Agent or any other Primary Financing Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee. The Agent agrees to provide to the Primary Financing Parties notices, reports and other documents that are customarily provided by the Agent in its capacity as Agent in transactions similar to the transactions contemplated hereby and by the other Operative Agreements. Except for notices, reports and other documents expressly required to be furnished to the Primary Financing Parties by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Primary Financing Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  (h) The Primary Financing Parties agree to indemnify the Agent, in its capacity as such (to the extent not reimbursed by the Borrower or the Lessee or any Credit Party and without limiting any obligation of the Borrower or the Lessee or any Credit Party under and in accordance with the terms of the Operative Agreements to do

         so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Notes shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided, that no Primary Financing Party shall be liable
                    --------
         for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent, or its failure to use ordinary care in the handling of funds. The agreements in this Section shall survive the payment of the Notes and all other amounts payable hereunder.

                  (i) The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Agreements. With respect to its Tranche B Loans made or renewed by it and any Tranche B Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Operative Agreements as any Tranche B Lender and may exercise the same as though it were not the Agent, and the terms "Tranche B Lender" and "Tranche B Lenders" shall include the Agent in its individual capacity.

                  (j) (i) The Agent may resign at any time as the Agent upon sixty (60) days' notice to the Primary Financing Parties, the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee. If the Agent shall resign as the Agent under this Agreement, a successor Agent shall be appointed by the Majority Tranche A Note Purchasers and the Majority Tranche B Lenders which successor Agent shall be subject to the approval of, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Agent may appoint, after consulting with the Primary Financing Parties and subject to the approval of, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed, a successor Agent. Any successor Agent, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $200,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Agent hereunder upon reasonable or customary terms. If no successor Agent has accepted appointment as the Agent by the date which is sixty (60) days following a retiring Agent's notice of resignation, the retiring Agent's notice of resignation shall nevertheless thereupon become effective and the Primary Financing Parties shall perform all of the duties of the Agent until such time, if any, as the Majority Tranche A Note Purchasers and the Majority Tranche B Lenders appoint a successor Agent, as provided for above. Upon the effective date of such resignation, only such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties in such capacity shall be terminated. After any retiring Agent resigns hereunder as the Agent, the provisions of this Section 8.6,
                  Section 9.5 of the Credit Agreement and Section 15.1 of the Note Purchase Agreement shall inure to their respective benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

                           (ii) The Agent may be removed (x) by either the
                  Majority Tranche A Note Purchasers or the Tranche B Lenders in the case of fraud, misappropriation of funds or the commission of illegal acts by the Agent or where the Agent has failed to perform its obligations hereunder or under any other Operative Agreement in any material respect, or (y) any time at the request of any Primary Financing Party, but only with the consent of the Majority Tranche A Note Purchasers and the Majority Tranche B Lenders and so long as no Lease Event of Default shall have occurred and be continuing, the Lessee. Any such removal shall be effective upon the acceptance of appointment of a successor Agent in accordance with the provisions of paragraph (i) of this Section 8.6(j); provided,
                                                                      --------
                  however, to the extent the Agent being replaced pursuant to
                  -------
                  clause (x) of this Section 8.6(j)(ii) is also a Tranche A Note Purchaser or a Tranche B Lender, such Person shall not be permitted to vote in connection with the appointment or approval of a successor Agent pursuant to paragraph (i) of this Section 8.6(j).

                  (k) Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder or under any other Operative Agreement, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Lessee shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Lessee. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         8.7.     Collection and Allocation of Payments and Other Amounts.
                  -------------------------------------------------------

                  (a) Each Credit Party has agreed pursuant to Section 5.10 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable by the Lessee or any other Credit Party to any party hereto, and (ii) each Person, as appropriate, the Excepted Payments. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Lessor or any of the Primary Financing Parties in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Primary Financing Parties under this Section 8.7 shall be made based on the ratio of the amounts outstanding under the Notes to the aggregate Property Cost. Ratable distributions among the Tranche A Note Purchasers under this Section 8.7 shall be made based on the ratio of the amounts outstanding under an individual Tranche A Note Purchaser's Tranche A Note to the aggregate of all amounts outstanding under all of the Tranche A Note Purchasers' Tranche A Notes. Ratable distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's Commitment for Tranche B Loans to the aggregate of all the Tranche B Lenders' Commitments for Tranche B Loans.

                  (b) Payments and other amounts received by the Agent or the Lessor from time to time in accordance with the terms of subparagraph
         (a) shall be applied and allocated as follows (subject in all cases to Section 8.7(c)):

                           (i) Any such payment or amount identified as or
                  deemed to be Basic Rent shall be applied and allocated by the Agent if no Lease Default or Lease Event of Default is in effect, first, ratably to the Primary Financing Parties for
                          -----
                  application and allocation to the payment of interest on the Notes and thereafter the principal of the Notes which is due and payable on such date; second, to any and all other amounts
                                            ------
                  owing under the Operative Agreements to the Primary Financing Parties; third, any excess shall be paid to the Lessee or such
                           -----
                  Person or Persons as the Lessee may designate; provided, that
                                                                 --------
                  if a Lease Default or Lease Event of Default is in effect, such amounts shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Lease Default or Lease Event of Default shall be in effect (in which case such amounts shall be applied pursuant to this subparagraph (i) and (II) the Expiration Date, (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

                           (ii) If on any date the Agent or the Lessor shall
                  receive any amount in respect of any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease) and such payment is in an amount less than the Termination Value at such time, the Lessor or the Agent, as the case may be, shall be required to pay such amount received in accordance with Section 8.7(b)(iii) hereof; provided, that
                                                                 --------
                  any excess shall be paid to Lessee or its designee in accordance with Section 15.1 of the Lease.

                           (iii) An amount equal to any payment identified as
                  proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Property to a third party or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise or the exercise of foreclosure remedies under the Lease, any payment in respect of excess wear and tear pursuant to Section 22.3 of the Lease (whether such payment relates to a period before or after the Construction Period Termination
                  Date) shall be applied and allocated by the Agent first,
                                                                    -----
                  ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, to any and all other
                                                    ------
                  amounts owing under the Operative Agreements to the Tranche B Lenders under the Tranche B Loans, third, to the extent such
                                                     -----
                  amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal, interest and Make-Whole Amount, if any, on the Tranche A Notes then outstanding, fourth, to
                                                                   ------
                  any and all other amounts owing under the Operative Agreements to the Tranche A Note Purchasers under the Tranche A Notes, and fifth, to the extent moneys remain after application and
                      -----
                  allocation pursuant to clauses first through fourth above, to
                                                 -----         ------
                  the Lessor for application and allocation as the Lessor shall determine.

                           (iv) An amount equal to (A) any payment pursuant to
                  Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount in respect of the Property, (B) any other amount payable after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an action for liquidated damages pursuant to
                  Section 17.4 or Section 17.6 of the Lease or a payment of the Maximum Amount or by set off by the Agent) and (C) any other amount payable by the Guarantor pursuant to the Guaranty shall be applied and allocated by the Agent first, ratably, to the
                                                        -----
                  payment of the principal, interest and Make-Whole Amount, if any, on the Tranche A Notes then outstanding, second, to any
                                                                ------
                  and all other amounts owing under the Operative Agreements to the Tranche A Note Purchasers under the Tranche A Notes, third, to the extent such amount exceeds the maximum amount to
                  -----
                  be retained pursuant to the foregoing provisions of this paragraph (iv), ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, fourth, to the payment of any other amounts owing to the
                  ------
                  Tranche B Lenders under the Tranche B Loans, and fifth, to the
                                                                   -----
                  extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Lessor for
                             -----         ------
                  application and allocation as the Lessor shall determine.

                           (v) An amount equal to any such payment identified as
                  Supplemental Rent payable to the Agent, the Lessor or any Primary Financing Party shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Primary Financing Parties, the Lessor and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.7(b)) as shall be determined by the Agent in its reasonable discretion; provided, however,
                                                          --------  -------
                  that Supplemental

                  Rent received after the occurrence and continuance of an Event of Default shall be applied and allocated as set forth in
                  Section 8.7(b)(iv).

                           (vi) Except as set forth in subparagraph (ii) of this
                  Section 8.7(b), any payment of Termination Value shall be applied and allocated by the Agent if no Lease Default or Lease Event of Default is in effect, first, ratably to the
                                                       -----
                  Primary Financing Parties for application and allocation to the payment of the principal, interest and Make-Whole Amount, if any, on the Notes which is due and payable on such date; second, to any and all other amounts owing under the Operative
                  ------
                  Agreements to the Primary Financing Parties; third, any excess
                                                               -----
                  shall be paid to the Lessee or such Person or Persons as the Lessee may designate; provided, that if a Lease Default or
                                        --------
                  Lease Event of Default is in effect, such amount shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

                           (vii) The Agent in its reasonable judgment shall
                  identify the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

                  (c) Notwithstanding any provision contained herein or in any other Operative Agreement to the contrary, upon the payment in full of the Loans and all other amounts then due and owing by the Lessor hereunder or under any Operative Agreement and the payment in full of all other amounts then due and owing to the Primary Financing Parties, the Lessor, the Agent and the other Financing Parties pursuant to the Operative Agreements, any moneys remaining with the Agent shall be returned to the Lessee or its designee. Notwithstanding the foregoing, the obligations of the Lessee to pay all amounts due to any Financing Party under the Notes or any other Operative Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Lessee is rescinded or must be otherwise restored by any Financing Party, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Lessee agrees that it will, subject to Section 11.7 of the Participation Agreement, indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         8.8.     Release of Properties, etc.
                  --------------------------

         If the Lessee shall at any time purchase the Property pursuant to the Lease, or the Construction Agent shall purchase the Property pursuant to the Agency Agreement, or if the Property shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Borrower of its obligation to prepay the Loans and all other amounts owing to the Primary Financing Parties under the Operative Agreements, the Agent is hereby authorized and directed to release such Property from the Liens created by the Security Documents to the extent of its interest therein. In addition, upon the termination of the Commitments and the payment in full of the Loans and all other amounts owing by the Borrower and the Lessee hereunder or under any other Operative Agreement, the Agent is hereby authorized and directed to release the Property from the Liens created by the Security Documents to the extent of its interest therein. Upon request of the Borrower following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Borrower and the Lessee such documents as the Borrower or the Lessee shall reasonably request to evidence such release.

         8.9.     Limitation of Lessor's Obligations.
                  ----------------------------------

                  (a) The Lessor shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Property or any other part of the Borrower's Interest, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Lessor is a party, except as expressly provided by the terms of the Operative Agreements or in written instructions from all the Primary Financing Parties and/or the Majority Secured Parties, as applicable, received pursuant to Section 8.6; and no implied duties or obligations shall be read into the Operative Agreements against the Lessor. The Lessor shall have no duty or obligation to supervise or monitor the performance of the Construction Agent by the Agency Agreement, which for all purposes shall be an independent contractor. The Lessor nevertheless agrees that it will promptly take all action as may be necessary to discharge any Lessor Liens on any part of the Property.

                  (b) The Lessor agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Property or any other part of the Borrower's Interest except (a) as required by the terms of the Operative Agreements, (b) in accordance with the powers granted to, or the authority conferred upon, it pursuant to the Operative Agreements or (c) in accordance with the express terms hereof and with written instructions from all the Primary Financing Parties and/or the Majority Secured Parties, as applicable, pursuant to Section 8.6.

                  (c) Except in accordance with written instructions furnished pursuant to an applicable provision of the Operative Agreements (expressly cited in such instructions), and without limitation of the generality of Section 8.9(a), the Lessor shall not have any duty to (i) file, record or deposit any Operative Agreement or any other document, or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document; (ii) obtain insurance on the Property or effect or maintain any such insurance, other than to receive and forward to each Primary Financing Party and the Agent any notices, policies, certificates or binders furnished to the Lessor pursuant to the Lease; (iii) maintain the Property; (iv) pay or discharge any Tax or any Lien owing with respect to or assessed or levied against any part of the Borrower's Interest, except as provided in the last sentence of Section 8.9(a), other than to forward notice of such Tax or Lien received by the Lessor to each Primary Financing Party and the Agent; (v) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements of Lessee or any other Person; (vi) inspect the Property at any time or ascertain or inquire as to the performance or observance of any of the covenants of Lessee or any other Person under any Operative Agreement with respect to the Property; or (vii) manage, control, use, sell, dispose of or otherwise deal with the Property or any part thereof or any other part of the Borrower's Interest, except as provided in Section 8.9(b) .

                  (d) The Lessor, in the exercise or administration of its powers pursuant to the Operative Agreements, may, at the expense and, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, with the consent of Lessee (which amounts may be funded prior to the Construction Period Termination Date in accordance with the Operative Agreements) employ agents, attorneys, accountants, and auditors and enter into agreements with any of them and the Lessor shall not be liable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected by it with reasonable care.

         8.10.    No Representations or Warranties as to the Property or
                  ------------------------------------------------------
                  Operative Agreements.
                  --------------------

                  THE LESSOR MAKES (i) NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT except that the Lessor hereby represents, warrants and covenants to each Primary Financing Party that it will comply with the last sentence of Section 8.9(a), and (ii) no representation or warranty as to the validity or enforceability of any Operative Agreement as against any Person other than the Lessor or as to the correctness of any statement made by a Person other than the Lessor contained in any thereof.

         8.11.    Reliance; Advice of Counsel.
                  ---------------------------

         The Lessor shall not incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Lessor may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Lessor may for all purposes of the Operative Agreements rely on an Officer's Certificate of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Lessor for any action taken or omitted to be taken by it reasonably in good faith in reliance thereon. In the administration of the Lessor's duties, the Lessor may execute and perform its powers and duties directly or through agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Lessor shall not be liable for anything done, suffered or omitted reasonably in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons and not contrary to the Operative Agreements.

         8.12.    Recordation of the Lease Supplement and/or Memorandum of
                  --------------------------------------------------------
                  Lease.
                  -----

         The Agent, the Primary Financing Parties and the Lessor hereby covenant and agree that, so long as the credit rating of the senior, unsecured long-term indebtedness of Capital One Bank has not fallen below either Baa3 (as rated by Moody's) or BBB- (as rated by S&P) and so long as no Lease Event of Default exists, the Agent shall hold in escrow and shall not record the Lease Supplement and/or Memorandum of Lease executed by the Lessee or the financing statements executed by the Lessee in regard thereto. In the event that either (a) the credit rating of the senior, unsecured long-term indebtedness of Capital One Bank falls below either Baa3 (as rated by Moody's) or BBB- (as rated by S&P) or
(b) a Lease Event of Default occurs and is continuing, then (i) the Agent may, in its sole discretion, record the Lease Supplement and/or Memorandum of Lease executed by the Lessee and the financing statements executed by the Lessee in regard thereto, and (ii) the Lessee covenants and agrees to (A) cause to be delivered to the Agent, at the expense of the Lessee, a title insurance policy or policies, which title policy or policies shall be in form and substance reasonably satisfactory to the Agent in its reasonable discretion, (B) cause to be delivered to the Agent, at the expense of the Lessee, a legal opinion (in form and substance reasonably satisfactory to the Agent and from legal counsel reasonably satisfactory to the Agent) and (C) pay all necessary recording fees, documentary stamp taxes and similar amounts required to be paid in connection with the recording of such Lease Supplement and/or Memorandum of Lease and the financing statements executed by the Lessee in regard thereto.

         8.13     Amendments to Guarantor Credit Agreement.
                  ----------------------------------------

         The Credit Parties hereby agree to furnish, or cause to be furnished, to the Agent and each of the Tranche A Note Purchasers, promptly upon the effectiveness thereof, notice of any additions, amendments or modifications to the general corporate, financial and negative covenants set forth in the Guarantor Credit Agreement (including, but not limited to the covenants set forth in Section 8 thereof but other than the limitations on Liens covenant set forth in Section 8.06 of the Guarantor Credit Agreement or any covenant relating solely to COFC) to the extent the same are not included in, or are less favorable to COB and/or FSB than, the covenants set forth in Sections 8.3, 8.3A, 8.3B, 8.3C and 8.3D. In such event, each of COB and FSB hereby agrees to make modifications or supplements to the covenants set forth in Sections 8.3, 8.3A, 8.3B, 8.3C and 8.3D in a manner consistent with such addition, amendment, modification or supplement made to such covenants in the Guarantor Credit Agreement. Notwithstanding the foregoing, each of COB and FSB hereby further agree that such changes, additions, modifications or supplements to such covenants shall be deemed effective hereunder upon the effectiveness of such modification or addition to such covenants set forth in the Guarantor Creditor Agreement, without any further action on the part of the Majority Tranche A Note Purchasers, including, without limitation, the entering into of a written amendment or supplement to any Operative Agreement. The parties agree to enter into a written amendment or supplement memorializing any of such changes, additions, modifications or supplements upon the request of any other party.

         8.14     Joint and Several Liability of the Lessees and Construction
                  -----------------------------------------------------------
                  Agents.
                  ------

                  (a) Each of FSB and COB (for purposes of this Section 8.14 and
         Section 8.15, each of FSB and COB may be referred to as a "Co-Lessee"
                                                                    ---------
         or, collectively FSB and COB may be referred to as the "Co-Lessees") is
                                                                 ----------
         accepting joint and several liability for the obligations of the Lessee and the Construction Agent hereunder and under the other Operative Agreements (including without limitation the Lease and the Agency Agreement) in consideration of the financial accommodation to be provided by the Financing Parties under the Operative Agreements, for the mutual benefit, directly and indirectly, of each of the Co-Lessees.

                  (b) Notwithstanding any term or provision in any Operative Agreement to the contrary, each Co-Lessee jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor or co-lessee, joint and several liability with every other Co-Lessee with respect to the payment and performance of all of the obligations of the Lessee or the Construction Agent arising under the Operative Agreements, it being the intention of the parties hereto that all the obligations of the Lessee or the Construction Agent shall be the joint and several obligations of each of the Co-Lessees without preferences or distinction among them.

                  (c) If and to the extent that any Co-Lessee shall fail to make any payment with respect to any obligations of the Lessee or the Construction Agent hereunder as and when due or to perform any of such obligations in accordance with the terms hereof or under the other Operative Agreements, then in each such event, the other Co-Lessee will make such payment with respect to, or perform, such obligation.

                  (d) The obligations of each Co-Lessee under the provisions of this Section 8.14 constitute full recourse obligations of such Co-Lessee, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of any Operative Agreement or any other circumstances whatsoever.

                  (e) Except as otherwise expressly provided herein, each Co-Lessee hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given to the Lessee pursuant to the terms of any Operative Agreement), or of any demand for any payment of the Lessee or the Construction Agent under any Operative Agreement, notice of any action at any time taken or omitted by any Financing Party under or in respect of any of the obligations of the Lessee or the Construction Agent hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with any Operative Agreement. Each Co-Lessee hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the obligations of the Lessee or the Construction Agent hereunder or under the other Operative Agreements, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Financing Party at any time or times in respect of any default by any Credit Party in the performance or satisfaction of any term, covenant, condition or provision of any Operative Agreement, any and all other indulgences whatsoever by the Financing Parties in respect of any of the obligations of the Lessee or the Construction Agent hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of any Co-Lessee. Without limiting the generality of the foregoing, each Co-Lessee assents to any other action or delay in acting or any failure to act on the part of the Financing Parties, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 8.14, afford grounds for terminating, discharging or relieving such Co-Lessee, in whole or in part, from any of its obligations under this Section 8.14, it being the intention of each Co-Lessee that, so long as any of the obligations of the Lessee or the Construction Agent hereunder or under the other Operative Agreements remain unsatisfied, the obligations of such Co-Lessee under this Section 8.14 shall not be discharged hereunder except by performance and then only to the extent of such performance. The obligations of each Co-Lessee hereunder shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Co-Lessee or any Financing Party. The Co-Lessees hereby waive the application of
         Section 502(b)(6) of the Bankruptcy Code or any other analogous provision of any other applicable Law. The joint and several liability of the Co-Lessees hereunder and under the other Operative Agreements shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Co-Lessee or any Financing Party.

                  (f) The provisions of this Section 8.14 are made for the benefit of the Financing Parties and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Co-Lessees under and in accordance with the terms of the Operative Agreements as often as occasion therefor may arise and without requirement on the part of any Financing Party first to marshal any of its claims or to exercise any of its rights against any of the other Co-Lessees or to exhaust any remedies available to it against any of the other Co-Lessees or to resort to any other source or means of obtaining payment of any of the obligations of the Lessee or the Construction Agent or to elect any other remedy. Without limiting the generality of the foregoing, each Co-Lessee hereby specifically waives the benefits of N.C. Gen. Stat.(S)(S).26-7 through 26-9, inclusive, to the extent applicable. The provisions of this Section 8.14 shall remain in effect until all the obligations of the Lessee or the Construction Agent hereunder and under any of the other Operative Agreements shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the obligations of the Lessee or the Construction Agent, is rescinded or must otherwise be restored or returned by any Financing Party upon the insolvency, bankruptcy or reorganization of any of the Co-Lessees, or otherwise, the provisions of this Section 8.14 will forthwith be reinstated and in effect as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any other of the Operative Agreements, the obligations of each Co-Lessee hereunder and under the other Operative Agreements shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
         Section 548 of the Bankruptcy Code or any comparable provisions of any applicable Law.

         8.15     Appointment of COB as Agent for FSB.
                  -----------------------------------

         FSB hereby appoints COB, and COB hereby accepts such appointment, to act as its agent for all purposes under this Agreement and the other Operative Agreements. Each of FSB and COB acknowledges and agrees that (a) COB may execute such documents on behalf of all the Co-Lessees as COB deems appropriate in its sole discretion and each Co-Lessee shall be bound by and obligated by all of the terms of any such document executed by COB on its behalf, (b) any notice or other communication delivered by the Agent or any other Financing Party hereunder and under the other Operative Agreements to COB shall be deemed to have been delivered to each of the Co-Lessees and (c) the Agent and each of the other Financing Parties shall accept (and shall be permitted to rely on) any document or agreement executed by COB on behalf of the Co-Lessees (or either of them).


                         SECTION 9. CREDIT AGREEMENT.

         9.1.     The Construction Agent's and the Lessee's Credit Agreement and
                  --------------------------------------------------------------
Note Purchase Agreement Rights.
------------------------------

         Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Tranche A Note Purchasers, the Tranche B Lenders, the Credit Parties and the Lessor hereby agree that, prior to the occurrence and continuation of any Lease Default under Sections 17.1(a), (b), (g), (h) or (j) of the Lease or Lease Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                  (a) the right to designate an account to which amounts funded under the Operative Agreements shall be credited pursuant to Section 2.3(a) of the Credit Agreement;

                  (b) the right to terminate or reduce the Tranche B Commitments pursuant to Section 2.5(a) of the Credit Agreement;

                  (c) the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

                  (d) the right to receive any notice and any certificate, in each case issued pursuant to Section 2.11(a) of the Credit Agreement;

                  (e)    the right to replace any Tranche B Lender pursuant to
         Section 2.11(b) of the Credit Agreement;

                  (f)    the right to approve any successor Escrow Agent; and

                  (g) the right to consent to any assignment by a Tranche B Lender to which the Lessor has the right to consent pursuant to Section
         9.8 of the Credit Agreement.


                           SECTION 10. TRANSFER OF INTEREST.

         10.1.    Restrictions on Transfer.
                  ------------------------

                  (a) Each Tranche B Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, that each Tranche B Lender that
                           --------
         participates, assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent and the Lessee a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Lessor may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents, but only with the prior written consent of the Agent and, so long as no Lease Default under Sections 17.1(a), (b), (g), (h) or (j) of the Lease or Lease Event of Default shall have occurred and be continuing, the Lessee (which consent may be withheld by the Agent or the Lessee in such party's sole discretion) at Lessor's sole expense, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to the Property, the Lease and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to the Property or any interest in the Property as provided in the Lease to any Person with a minimum net worth of at least $200,000,000.00 and a Debt Rating of a Rating Agency of "A" or higher. The provisions of the immediately preceding sentence shall not apply to the obligations of the Lessor to transfer the Property to the Lessee, its designee or a third party purchaser pursuant to Article XXII of the Lease upon payment for the Property in accordance with the terms and conditions of the Lease. Except as otherwise expressly permitted under the Operative Agreements (including pursuant to Article XXV of the Lease), no Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to the Property in whole or in part to any Person without the prior written consent of the Agent, each Primary Financing Party and the Lessor. Each Tranche A Note Purchaser may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements only in accordance with the provisions of the Note Purchase Agreement.

                  (b) Notwithstanding anything to the contrary in Section 10.1(a), no consent shall be required from the Agent, the Lessee or any Primary Financing Party (but Lessor shall provide one hundred eighty
         (180) days (or such shorter period as required by the

         Legal Requirement giving rise to the assignment, conveyance, appointment or transfer contemplated by this Section 10.1(b)) written notice to the Agent and the Lessee) in connection with any assignment, conveyance, appointment or transfer by the Lessor required by any Legal Requirement of all or any of its right, title or interest in or to the Property, the Lease and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to the Property or any interest in the Property as provided in the Lease to a special purpose entity or any Person with a minimum net worth of at least $200,000,000.00 and a Debt Rating of a Rating Agency of "A" or higher; provided, in such case, Lessee shall
                                         --------
         have the right to require the Lessor (unless such transfer or conveyance has already occurred, in which case the Lessee shall have the right to require such transferee) to transfer its interest to another Person with a minimum net worth of at least $200,000,000.00 and a Debt Rating of a Rating Agency of "A" or higher selected by the Lessee, in its reasonable discretion; provided, further, Lessee shall
                                               --------  -------
         be responsible for any cost or expense incurred by the Lessor in connection with any assignment, conveyance, appointment or transfer by the Lessor pursuant to this Section 10.1(b).

                  (c) Subject to Section 11.7, the Lessee agrees to indemnify the Lessor for any loss, claim or increased costs incurred by the Lessor and quantified to Lessee in writing by Lessor in reasonable detail as a result of any change in GAAP that adversely affects the Lessor; provided, however, in the case of such a change in GAAP that
                 --------  -------
         adversely affects the Lessor, as long as no Lease Default under Sections 17.1(a), (b), (g), (h) or (j) of the Lease or Lease Event of Default shall have occurred and be continuing, Lessee shall have the right to require the Lessor to transfer its interest to another Person with a minimum net worth of at least $200,000,000.00 and a Debt Rating of a Rating Agency of "A" or higher selected by the Lessee, in its reasonable discretion; provided, further, nothing in the preceding
                                --------  -------
         proviso shall limit the obligation of the Lessee to provide the indemnity set forth in this Section 10.1(c).

                  (d) Upon the occurrence and during the continuance of an Event of Default by the Lessor, Lessee shall have the right to require the Lessor to transfer its interest in the Property and the Operative Agreements to a Person with a minimum net worth of at least $200,000,000.00 and a Debt Rating of a Rating Agency of "A" or higher selected by the Lessee, in its reasonable discretion.

         10.2.    Effect of Transfer.
                  ------------------

         From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under
--------  -------
such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Lessor or a Primary Financing Party as above provided, any such transferee shall assume the obligations of the Lessor or the Primary Financing Party, as the case may be, and shall be deemed the "Lessor" or a "Primary Financing Party", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this
Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.


                         SECTION 11. INDEMNIFICATION.

         11.1.    General Indemnity.
                  -----------------

         Whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person, as determined by a court of competent jurisdiction) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to the Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any disposition of the Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in the Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of, or penalties arising from any violation of, Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment, including any Claim relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby;
(e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; (h) any Claim for patent, trademark or copyright infringement; and (i) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the Property; provided, however, that the Indemnity Provider
                                 --------  -------
shall not be required to indemnify any Indemnified Person under this Agreement or any of the other Operative Agreements for any of the following:

                  (i) any Claim by the Lessor resulting from Lessor Liens which any Indemnified Person is responsible for discharging under the Operative Agreements; (ii) any Claim by an Indemnified Person arising from a breach or alleged breach by such Indemnified Person of any agreement entered into in connection with the assignment or participation by such Indemnified Person of any Note or any interest therein; (iii) a Claim by an Indemnified Person arising from the offer, sale or delivery by such Indemnified Person of the Notes or an interest related thereto not attributable to acts or omissions of an Indemnity Provider; (iv) a Claim by an Indemnified Person resulting from a violation of any Legal Requirement by such Indemnified Person, (v) except to the extent indemnified hereunder pursuant to Section 11.4, any claim for economic losses based upon the rate of return on the Notes and (vi) the transfer of the Property by any Indemnified Person other than pursuant to the Lease or the Agency Agreement or in connection with the exercise of rights or remedies under the Operative Agreements.

         This Section 11.1 shall be construed as an indemnity only and shall not be construed as a guaranty of residual value of any of the Property (including, without limitation, with respect to payment of the Property Cost), or as a guaranty of the Notes. The parties hereto acknowledge and agree that this
Section 11.1 shall not be construed as an indemnity with respect to Impositions or any other taxes and that the Lessee's sole indemnification obligation with respect to Impositions shall be as set forth in Section 11.2.

         If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall
          --------  -------
be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period unless the Indemnified Person shall be required by such law or regulation to take action prior to the end of such seven (7) day period; provided, further,
                                                              --------  -------
that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially and adversely affects the ability of the Indemnity Provider to contest such Claim.

         If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the reasonable expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however, that (A) if such Claim, in the Indemnity
                     --------  -------
Provider's reasonable discretion, can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request in writing that the Indemnity

Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld or delayed; provided, however, that
                                                         --------  -------
any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a potential conflict of interest between such Indemnified Person and the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

         The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided,
                                                                     --------
that all decisions ultimately shall be made in the discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section
11.1 by way of indemnification or advance for the payment of an amount regarding such Claim, except reasonable expenses therefrom incurred by such Indemnified Person in connection with the response to such Claim.

         Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder, (B) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related Claims that have been or could be raised for which the Indemnity Provider may be liable to pay an indemnity under this Section 11.1) exceeds $50,000 (or such lesser amount as may be subsequently agreed between the Indemnity Provider and the Indemnified Person), (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due, (E) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the Indemnified Person stating that a reasonable basis exists to contest such Claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that a reasonable basis for such appeal exists) and (F) no Lease Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

         11.2.    General Tax Indemnity.
                  ---------------------

                  (a) The Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

                  (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by Section 11.2(a):

                         (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person (other than the Lessor) by the United States federal government that are based on or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i)
                                                 --------
                  shall not be interpreted to limit or expand the Indemnity Provider's obligations with respect to withholdings pursuant to Section 11.2(e) hereof and shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                         (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person or are in the nature of franchise taxes; provided that such Taxes shall not be excluded under this
                  --------
                  subparagraph (ii) to the
                  extent such Taxes would have been imposed had the location, possession or use of the Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Agreements from, the jurisdiction imposing such Taxes been the sole connection between such Indemnified Person and the jurisdiction imposing such Taxes; provided,
                                                                   --------
                  further, that this clause (ii) shall not be interpreted to
                  -------
                  prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                           (iii) any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale); and

                           (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

                           (v) Withholdings (as defined in Section 11.2(e) hereof), provided that Withholdings shall be subject to indemnification as provided in Section 11.2(e) hereof; and

                           (vi) Taxes to the extent the Indemnity Provider receives a credit or reduction in other Impositions that would not have been realized absent the payment of such Taxes that are indemnified hereunder.

Notwithstanding the foregoing, the exclusions from the definition of "Impositions" set forth in clauses (i), (ii) and (iii) shall not apply (but the other exclusions shall apply) to any Taxes or increase in Taxes imposed on an Indemnified Person net of any decrease in taxes realized by such Indemnified Person, to the extent that such tax increase or decrease would not have occurred if on each date of an Advance the Primary Financing Parties has advanced funds to the Lessee in the form of a loan secured by the Property in an amount equal to the Acquisition and Construction Advances funded on such date of an Advance, with debt service equal to the Basic Rent payable on each Schedule Interest Payment Date and a principal balance at the maturity of such loan in an amount equal to the then outstanding amount of the Notes at the end of the term of the Lease.

                  (c)    (i)    Subject to the terms of Section 11.2(f), the
                  Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                           (ii) In the case of Impositions for which no contest is conducted pursuant to Section 11.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand. In the case of Impositions for which a contest is conducted pursuant to Section 11.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(f).

                           (iii) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of fifteen percent (15%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

                  (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return)
         (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a) no later than fifteen (15) days prior to the due date thereof. Such Indemnified Person shall, upon the Indemnity Provider's request and at the

         Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

                  (e) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest
                         ------------
         payable on the Notes or with respect to any other payments under the Operative Agreements (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off)
          ---------------
         (and, if any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party); provided, however, that
                                                         --------  -------
         the obligation of the Indemnity Provider under this Section 11.2(e) shall not apply to:

                           (i) Withholdings on any Exempt Payment to any Financing Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form W-8BEN or Form W-8ECI or successor applicable form, certifying in each case that such party is entitled under Section 1442 of the Code or any other applicable provision thereof or under any applicable tax treaty or convention to receive payments pursuant to the Operative Agreements without deduction or withholding of United States federal income tax and is a foreign Person thereby entitled to an exemption from United States backup withholding taxes (except where the failure of the exemption results from a change in the principal place of business of the Lessee); provided however, if a failure of the
                                           -------- -------
                  exemption is due to a change in law after the date hereof or in the case of a Financing Party that acquires its interest after the date hereof, a change in law occurring after such date, then the Indemnity Provider shall be liable for withholding resulting therefrom; or

                           (ii) Any U.S. Taxes imposed solely by reason of the failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes if the Indemnity Provider has provided such certification, information, documentation or other reporting requirements to the Financing Party and the Financing Party is eligible for such relief or exemption.

         For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean
                                                        -----------
         a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any
                                                      ----------
         present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form W-8BEN" shall mean Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Withholding) of the Department of the Treasury of the United States of America and (D) "Form W-8ECI" shall mean Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                  If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge of
         --------
         the amount of any such benefit and of the date on which it is received,
         (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Financing Party will not be obliged to disclose to the Borrower any information regarding its tax affairs or tax computations. A subsequent loss of such tax credit or allowance with respect to which a payment is made pursuant to this paragraph to an Indemnity Provider shall be treated as an Imposition that is indemnifiable under Section 11.2(a) hereof without regard to the exclusions of Section 11.2(b) (i), (ii) and (iii) hereof.

                  Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings if the Indemnity Provider has provided such certification, information, documentation or other reporting requirements to the Financing Party and the Financing Party is eligible for such relief or exemption.

                  (f) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider
                              --------  -------
         shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person that can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

         11.3.    Increased Costs, Illegality, etc.
                  --------------------------------

                  (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation after the Closing Date or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Financing Party of agreeing to make or making, funding or maintaining Advances, then the Lessee shall from time to time, upon demand by such Financing Party (with a copy of such demand to the Agent but, in the case of any Tranche B Lender, subject to the terms of Section 2.11 of the Credit Agreement), pay to the Agent for the account of such Financing Party additional amounts sufficient to compensate such Financing Party for such increased cost on an After Tax Basis. A certificate as to the amount of such increased cost, submitted to the Lessee and the Agent by such Financing Party, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Financing Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Financing Party or any corporation controlling such Financing Party and that the amount of such capital is increased by or based upon the existence of such Financing Party's commitment to make Advances or upon the Advances, then, upon demand by such Financing Party (with a copy of such demand to the Agent but, in the case of any Tranche B Lender, subject to the terms of Section 2.11 of the Credit Agreement), the Lessee shall pay to the Agent for the account of such Financing Party, from time to time as specified by such Financing Party, additional amounts sufficient to compensate such Financing Party or such corporation on an After Tax Basis in the light of such circumstances, to the extent that such Financing Party reasonably determines such increase in capital to be allocable to the existence of such Financing Party's commitment to make such Advances. A certificate as to such amounts submitted to the Lessee and the Agent by such Financing Party shall be conclusive and binding for all purposes, absent manifest error.

                  (c)    [Reserved].

                  (d) Without affecting its rights under Sections 11.3(a) or 11.3(b) or any other provision of any Operative Agreement, each Financing Party agrees that if there is any increase in any cost to or reduction in any amount receivable by such Financing Party with respect to which the Lessee would be obligated to compensate such Financing Party pursuant to Sections 11.3(a) or 11.3(b), such Financing Party shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by such Financing Party; provided, however, that
                                                        --------  -------
         no Financing Party shall be obligated to select an alternative office for Advances if such Financing Party determines that (i) as a result of such selection such Financing Party would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or materially inconsistent with the interests of such Financing Party.


                  (e) With reference to the obligations of the Lessee set forth in Sections 11.3(a) through 11.3(d), the Lessee shall not have any obligation to pay to any Financing Party amounts owing under such Sections for any period which is more than one (1) year prior to the date upon which the request for payment therefor is delivered to the Lessee.

                  (f) Notwithstanding any other provision of this Agreement, if any Tranche B Lender shall notify the Agent and the Agent shall notify the Borrower and the Lessee that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Tranche B Lender to perform its obligations hereunder and under the other Operative Agreements to make or maintain Eurodollar Loans then (i) each Eurodollar Loan will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or the date required by law, convert into an ABR Loan and (ii) the obligation of such Tranche B Lender to make, convert or continue Eurodollar Loans shall be suspended until the Agent shall notify the Lessee that such Tranche B Lender has determined that the circumstances causing such suspension no longer exist.

         11.4.    Funding/Contribution Indemnity.
                  ------------------------------

         Subject to the provisions of Section 2.11(a) of the Credit Agreement, the Lessee agrees to indemnify each Tranche B Lender and to hold each Tranche B Lender harmless from any loss or reasonable expense which such Tranche B Lender may sustain or incur as a consequence of (a) any default by the Construction Agent in connection with the drawing of funds for any Advance, (b) any default in making any prepayment after a notice thereof has been given in accordance with the provisions of the Operative Agreements or (c) the making of a voluntary or involuntary payment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. The Lessee agrees to indemnify each Tranche A Note Purchaser and to hold each Tranche A Note Purchaser harmless from any loss or reasonable expense which such Tranche A Note Purchaser may sustain or incur as a consequence of the making of a voluntary or involuntary payment of any Tranche A Note on a day which is not the Maturity Date. Such indemnification shall be (I) respecting Tranche B Loans, in an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid, or not so borrowed, accepted, converted or continued for the period from the date of such payment or of such failure to borrow, accept, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, accept, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable Eurodollar Rate plus the

Applicable Percentage for such Loan for such Interest Period over (y) the amount of interest (as determined by such Financing Party in its reasonable discretion) which would have accrued to such Financing Party on such amount by reemploying such funds in loans of the same type and amount during the period from the date of payment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) and (II) respecting the Tranche A Notes, the Make-Whole Amount. This covenant shall survive the termination of the Operative Agreements and the payment of all other amounts payable hereunder.

         11.5.    EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT
                  -------------------------------------------------------
                  LIABILITY, ETC.
                  --------------

         WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PERSON PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY OPERATIVE AGREEMENT HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

         11.6.    Additional Provisions Regarding Environmental Indemnification.
                  -------------------------------------------------------------

         Without limiting the generality of Section 11.1, each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim or other loss of or damage to any property or the environment relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider (including without limitation the rights and benefits provided pursuant to Section 11.1(c)).

     11.7.     Indemnity Prior to Completion Date.
               ----------------------------------

     Notwithstanding the provisions of Sections 11.1, 11.2, 11.3, 11.4, 11.5 and
11.6 (other than with respect to matters concerning indemnification for environmental conditions existing on or before the Closing Date) and any other indemnity obligations of the Indemnity Provider under the Operative Agreements,
(a) the Lessor shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2, 11.3, 11.4, 11.5 and 11.6 (again, subject to the immediately preceding parenthetical phrase) and any other indemnity obligations of the Indemnity Provider under the Operative Agreements with respect to any Claim arising thereunder solely for the period prior to the Completion Date related to the Property, and (b) such limited rights of indemnification referenced in Section 11.7(a) (to the extent relating to third-party claims) shall be limited to third-party claims caused by or resulting from the Indemnity Provider's acts or omissions and/or all other Persons acting by, through or under the Indemnity Provider (including, without limitations, contractors, subcontractors and other Persons contracted or controlled by the Construction Agent). After the Completion Date for the Property, each Indemnified Person shall be a beneficiary of the provisions set forth in Sections 11.1 through 11.6.

     To the extent the Indemnity Provider is not obligated to indemnify any Indemnified Person with respect to Claims arising under Sections 11.1, 11.2, 11.3, 11.4, 11.5 or 11.6 and any other indemnity obligations of the Indemnity Provider under the Operative Agreements prior to the Completion Date, the Lessor shall provide such indemnities in favor of such Indemnified Person in accordance with the relevant provisions of Sections 11.1, 11.2, 11.3, 11.4, 11.5 or 11.6 and any other indemnity obligations of the Indemnity Provider under the Operative Agreements as the case may be. It is acknowledged and agreed that any amount for which the Lessor becomes obligated to any Indemnified Person pursuant hereto shall become a Claim for which the Lessor is entitled to indemnity from the Indemnity Provider pursuant to the preceding paragraph.

     THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE LESSOR PURSUANT TO THIS SECTION
11.7 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN
SECTION 12.9.


                          SECTION 12. MISCELLANEOUS.

     12.1.     Survival of Agreements.
               ----------------------

     The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Lessor, the acquisition of the Property (or any of its components), the construction of any Improvements, the Completion of the Property, any disposition of any interest of the Lessor in the Property, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof with respect to matters occurring prior to such expiration or termination.

     12.2.     Notices.
               -------

     All notices required or permitted to be given under any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

          If to the Construction Agent, the Lessee or any Guarantor, to such entity at the following address:

               c/o Capital One Services, Inc.
               8000 Jones Branch Drive
               McLean, Virginia 22102
               Attention: Director of Corporate Funding
               Telephone: (703) 875-1000
               Telecopy: (703) 875-1099

          If to the Borrower or the Lessor, to such entity at the following address:

               First Union Development Corporation
               c/o First Union Securities, Inc.
               One First Union Center
               301 South College Street
               Charlotte, North Carolina 28288-0166
               Attention: Van Jones
               Telephone: (704) 383-6787
               Telecopy: (704) 383-8108

           If to the Agent, to it at the following address:

               First Union National Bank
               c/o First Union Securities, Inc.
               301 South College Street, TW-6
               Charlotte, North Carolina  28288-0166
               Attention: Van Jones
               Telephone: (704) 383-6787
               Telecopy: (704) 383-8108

          If to the Escrow Agent, to it at the following address:

               First Union National Bank
               CMG/Corporate Trust Group - VA 3279
               800 East Main Street, LM
               Richmond, Virginia  23219
               Attention: Gregory N. Jordan
               Telephone: 804-343-6058
               Telecopy: 804-343-6699

          If to any Primary Financing Party, to it at the address set forth for such Primary Financing Party in Exhibit A to the Note Purchase Agreement or
                                     ---------
     in Schedule 2.1 of the Credit Agreement, as applicable.
        ------------

          From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto. Each notice hereunder shall be effective upon receipt or refusal thereof.

     12.3.     Counterparts.
               ------------

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

     12.4.     Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters.
               ---------------------------------------------------------------

     Each Operative Agreement may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the Agent (as directed by the Secured Parties in accordance with the terms of the Intercreditor Agreement), the Lessor and each Credit Party (to the extent such Credit Party is a party to such Operative Agreement); provided, to the extent no Lease Default
                                      --------
under Sections 17.1(a), (b), (g), (h) and (j) of the Lease or Lease Event of Default shall have occurred and be continuing, the Agent and the Lessor shall not amend, supplement, waive or modify any provision of any Operative Agreement in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party.

     12.5.     Headings, etc.
               -------------

     The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     12.6.     Parties in Interest.
               -------------------

     Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

     12.7.     GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL;
               ---------------------------------------------------------------
               VENUE.
               -----

               (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED ARE REQUIRED TO APPLY. Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective five
     (5) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction permitted by Law.

               (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY DISPUTE OR THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               (c) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     Subject to the other applicable provisions of the Operative Agreements, the parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies after the occurrence and during the continuance of a Lease Event of Default, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceedings; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

     Each party to this Agreement agrees that it shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waives any right or claim to punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute.

     12.8.     Severability.
               ------------

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.9.     Liability Limited.
               -----------------

               (a)  [Reserved].

               (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Primary Financing Parties and the Agent agree that, in the event any remedies under any Operative Agreement are pursued, neither the Primary Financing Parties nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Borrower's Interest (excluding Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Borrower's Interest (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to the Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) except for Excepted Payments, any deposits or any escrows or amounts owed by the Construction Agent under the Agency Agreement held by the Lessor or (C) except for Excepted Payments, any rent or other income or funds received by the Lessor from any Credit Party that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Property pursuant to the terms of the Operative Agreements or the Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be
      --------
     enforced against any Exculpated Person except to the extent of the Lessor's interest in the Borrower's Interest (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

     12.10.    Rights of the Credit Parties.
               ----------------------------

     If at any time all obligations (i) of the Borrower under the Credit Agreement, the Notes, the Security Documents and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to (a) terminate the Lease and guaranty obligations under the Guaranty and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to the Property. Upon the termination of the Lease and the Guaranty pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee or its designee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all other Operative Agreements and all Lessor Liens in and to the Property and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee or its designee.

     12.11.    Further Assurances.
               ------------------

     The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of the Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as reasonably required pursuant to the Operative Agreements in connection therewith.

     12.12.    Calculations under Operative Agreements.
               ---------------------------------------

     The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Lessor shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error, provided that all such calculations affecting the Lessee, or the rights or obligations of the Lessee, shall be promptly provided to the Lessee in writing.

     12.13.    Confidentiality.
               ---------------

     Each Financing Party severally agrees to use reasonable efforts to keep confidential all non-public information pertaining to any Credit Party or any of its Subsidiaries which is provided to it by any Credit Party or any of its Subsidiaries and which an officer of any Credit Party or any of its Subsidiaries has requested in writing be kept confidential, and shall not intentionally disclose such information to any Person except:

               (a) to the extent such information is public when received by such Person or becomes public thereafter due to the act or omission of any party other than such Person;

               (b) to the extent such information is lawfully and independently obtained from a source other than any Credit Party or any of its Subsidiaries and such information from such source is not, to such Person's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted;

               (c) to counsel, auditors or accountants retained by any such Person or any Affiliates of any such Person (if such Affiliates are permitted to receive such information pursuant to clause (f) or (g) below), provided they agree to keep such information confidential as if such Person or Affiliate were party to this Agreement and to financial institution regulators, including examiners of any Financing Party or any Affiliate thereof in the course of examinations of such Persons;

               (d) in connection with any litigation or the enforcement or preservation of the rights of any Financing Party under the Operative Agreements;

               (e) to the extent, and only to the extent, required by any applicable statute, rule or regulation or court order (including without limitation, by way of subpoena) or pursuant to the request of any regulatory or Governmental Authority having jurisdiction over any such Person (including, but not limited to, the National Association of Insurance Commissioners); provided, however, that such Person shall
                               --------  -------
     endeavor (if not otherwise prohibited by Law) to notify the Lessee prior to any disclosure made pursuant to this clause (e), except that no such Person shall be subject to any liability whatsoever for any failure to so notify the Lessee;

               (f) any Financing Party may disclose such information to another Financing Party or to any Affiliate of a Financing Party that is a direct or indirect owner of any Financing Party (provided, in each case that such
                                               --------
     Affiliate has agreed to maintain confidentiality as if it were such Financing Party);

               (g) any Financing Party may disclose such information to an Affiliate of any Financing Party to the extent required in connection with the transactions contemplated hereby or to the extent such Affiliate is involved in, or provides advice or assistance to such Person with respect to, such transactions (provided, in each case that such Affiliate has
                            --------
     agreed to maintain confidentiality as if it were such Financing Party);

               (h) in connection with any proposed or actual assignment or grant of a participation by any of the Primary Financing Parties of interests in the Note Purchase Agreement, the Credit Agreement or any Note to such other financial institution (who shall in turn agree in writing to maintain confidentiality as if it were a Primary Financing Party originally party to this Agreement); or

               (i) any Financing Party may disclose the Operative Agreements to any rating agency requesting the same.

     Subject to the terms of Sections 12.13(a)-12.13(i), under the terms of any one or more of which circumstances disclosure shall be permitted, each Financing Party severally agrees to use reasonable efforts to keep confidential all non-public information pertaining to the financing structure described in the unrecorded Operative Agreements.

     12.14.    Financial Reporting/Tax Characterization.
               ----------------------------------------

     Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization.

     12.15.    Set-off.
               -------

     In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, after the occurrence of any Lease Event of Default and during the continuance thereof, the Primary Financing Parties, the Lessor and any assignee of a Primary Financing Party or the Lessor in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Primary Financing Parties, the Lessor, their respective Affiliates or any assignee or participant of a Primary Financing Party in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations of any Credit Party under the Operative Agreements irrespective of whether or not (a) the Primary Financing Parties or the Lessor shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured. Notwithstanding the foregoing, neither the Agent nor any other Financing Party shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of any Credit Party held by the Agent or any other Financing Party, without the prior written consent of the Agent (acting upon the direction of the Secured Parties in accordance with the Intercreditor Agreement). The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by any Credit Party.

     12.16.    Lease Senior.
               ------------

     Anything contained herein or in any of the other Operative Agreements to the contrary notwithstanding, provided no Lease Event of Default shall have occurred and be continuing, in each case whether or not the Lease (or a memorandum thereof) is recorded, or if it is recorded, whether or not it is recorded prior to the recordation of any of the other Operative Agreements, (i) the rights of Lessee under the Lease are prior and senior to any Lien created under or pursuant to this Agreement or any of the other Operative Agreements and the rights of the Lessor, the Agent and the Primary Financing Parties hereunder or thereunder, (ii) Lessee's tenancy under the Lease shall not be disturbed nor shall the Lease be affected by any Default or Event of Default under this Agreement or any of the other Operative Agreements (other than a Lease Event of Default), (iii) in the event of a foreclosure or other enforcement of any such other Operative Agreement, or sale in lieu thereof, the purchaser at such foreclosure sale or pursuant to a deed in lieu thereof shall be bound to Lessee for the Term of the Lease and any extensions thereof, (iv) the rights of Lessee under the Lease shall expressly survive and the Lease shall in all respects continue in full force and effect, and (v) Lessee shall not be named as a party defendant in any such foreclosure suit, except as may be required by law. In the event and during the continuance of a Lease Event of Default, the Lease and the rights of Lessee and the Lessor thereunder are subordinated to any Lien created under or pursuant to this Agreement or any of the other Operative Agreements.

                           [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


CONSTRUCTION AGENTS
AND LESSEES:                                CAPITAL ONE BANK


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            CAPITAL ONE, F.S.B.


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



GUARANTOR:                                  CAPITAL ONE FINANCIAL CORPORATION


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



BORROWER AND LESSOR:                        FIRST UNION DEVELOPMENT CORPORATION


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________

THE AGENT AND
TRANCHE B LENDERS:                          FIRST UNION NATIONAL BANK,
                                            as a Tranche B Lender and as the
                                            Agent


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



ESCROW AGENT:                               FIRST UNION NATIONAL BANK,
                                            as the Escrow Agent


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



TRANCHE A NOTE PURCHASERS:                  TRANSAMERICA LIFE INSURANCE AND
                                            ANNUITY COMPANY


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                            MONUMENTAL LIFE INSURANCE COMPANY


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                              THE NORTHWESTERN MUTUAL LIFE
                                              INSURANCE COMPANY


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              NEW YORK LIFE INSURANCE COMPANY


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION

                                              By: New York Life Investment
                                                  Management LLC, its Investment
                                                  Manager


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              MINNESOTA LIFE INSURANCE COMPANY

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              FARM BUREAU LIFE INSURANCE COMPANY
                                              OF MICHIGAN

                                              By:  Advantus Capital Management,
                                                   Inc.



                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              AMERICAN FIDELITY ASSURANCE
                                              COMPANY

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              MTL INSURANCE COMPANY

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              INTER-STATE ASSURANCE COMPANY/LIFE
                                              & CAPITAL

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              GREAT WESTERN INSURANCE COMPANY

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              FARM BUREAU MUTUAL INSURANCE
                                              COMPANY OF MICHIGAN

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                              FARM BUREAU GENERAL INSURANCE
                                              COMPANY OF MICHIGAN

                                              By:  Advantus Capital Management,
                                                   Inc.


                                              By _____________________________
                                              Name ___________________________
                                              Title __________________________

                                   EXHIBIT A


                               REQUISITION FORM
                               ----------------
  (Pursuant to Sections 4.2, 5.2, 5.3 and 5.4 of the Participation Agreement)

     CAPITAL ONE BANK, a Virginia banking corporation (the "Company"), for
                                                            -------
itself and as agent for Capital One, F.S.B., a federal savings bank ("FSB"), hereby certifies as true and correct and delivers the following Requisition to FIRST UNION NATIONAL BANK, as the agent for the Primary Financing Parties (hereinafter defined) and respecting the Security Documents, as the agent for the Secured Parties (the "Agent"):
                          -----

     Reference is made herein to that certain Participation Agreement dated as of December 5, 2000 (as amended, modified, extended, supplemented and/or restated from time to time, the "Participation Agreement") among the Company and
                                 -----------------------
FSB, jointly and severally as the Lessee and as the Construction Agent, and Capital One Financial Corporation, as the guarantor (the "Guarantor"), First
                                                          ---------
Union Development Corporation, as the lessor (the "Lessor"), the various
                                                   ------
financial institutions and other institutional investors which are parties thereto from time to time as purchasers of Tranche A Notes (the "Tranche A Note
                                                                 --------------
Purchasers"), the various banks and other lending institutions which are parties
----------
thereto from time to time as lenders (the "Tranche B Lenders") (the Tranche A
                                           -----------------
Note Purchasers and the Tranche B Lenders may be referred to collectively as the "Primary Financing Parties"), the Agent and First Union National Bank, as the
 -------------------------
Escrow Agent (the "Escrow Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement.

Check one:

          ____ CLOSING DATE: _________________
          (three (3) Business Days prior notice required for Advance)

          ____ CONSTRUCTION ADVANCE DATE:_____________
          (three (3) Business Days prior notice required for Advance)

1. Transaction Expenses and other fees, expenses and disbursements under Sections 7.1(a) or 7.1(b) of the Participation Agreement and any and all other amounts contemplated to be financed under the Participation Agreement including without limitation any Work, broker's fees, taxes, recording fees and the like: See attached Schedule 1.

2. Description of Land (which shall be a legal description of the Land subject to the Ground Lease): See attached Schedule 2

3.        Description of Equipment (other than Fixtures): See attached Schedule
          3.

4. Aggregate Loans and disbursements from the Escrow Account requested since the Closing Date with respect to the Property, including without limitation all amounts requested under this Requisition:

               Amount Drawn Prior to Current Requisition:           $_______ (a)

               Current Draw for Project Costs:                      $_______ (b)

               A-Note Interest on Escrow Principal (Fixed):         $_______ (c)

               Calculation of Non-GAAP Expense for Current Period:
                    A-Note Interest on Drawn Balance                $_______ (d)
                    A-Note Interest on Undrawn Balance              $_______ (e)
                    Less Returns on Reinvested Funds                $_______ (f)
                    Tranche A Non-GAAP Interest Expense (e-f)       $_______ (g)
                    Other Non-GAAP Expenses (itemize)               $_______ (h)
                    Total Non-GAAP Expenses (g + h)                 $_______ (i)
               B-Loan Interest for Current Period                   $_______ (j)

               Calculation of A-Note Request = 75% (b+d+j)
               Calculation of B-Loan Request = 25% (b+d+j) + i

          In connection with this Requisition, the Company hereby requests that the Tranche B Lenders make Loans to the Lessor in the amount of $______________ and that the Agent disburse Tranche A Proceeds from the Escrow Account in the amount of $________________. The Company hereby certifies (i) that the foregoing amounts requested do not exceed the total aggregate of the Available Tranche B Lender Commitments plus Tranche A Proceeds currently on deposit in the Escrow Account and (ii) each of the provisions of the Participation Agreement applicable to the Tranche B Loans and disbursements of Tranche A Proceeds from the Escrow Account requested hereunder have been complied with as of the date of this Requisition.

          The Company requests the Tranche B Loans be allocated as follows:

                  $______________                           ABR Loans

                  $______________                           Eurodollar Loans

5. Each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof (except to the extent any such representation or warranty relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date).

6. No Lease Default or Lease Event of Default has occurred and is continuing under any Operative Agreement, and no Lease Default or Lease Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested hereby on the date of such Advance.

7. Each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' or lessors' rights generally and general principles of equity.

8. Each Credit Party has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

9. After giving effect to the Advance requested in this Requisition, the sum of the Available Tranche B Lender Commitments plus the balance of funds in the Escrow Account will be sufficient to complete the Improvements.

     The Company has caused this Requisition to be executed by its duly authorized officer as of this _____ day of __________, ______.

                                       CAPITAL ONE BANK


                                       By:__________________________________
                                       Name:________________________________
                                       Title:_______________________________



Acknowledged as of _________________.

FIRST UNION NATIONAL BANK, as Agent

By:_________________________________
Name:_______________________________
Title:______________________________

                                  Schedule 1
                                  ----------

               [Schedule of Transaction Expense and other Fees]

                                  Schedule 2
                                  ----------

                              Description of Land
                    (Legal Description and Street Address)

                                  Schedule 3
                                  ----------

                Description of Equipment (other than Fixtures)

                                   EXHIBIT B
                                   ---------

                                  [Reserved]

                                   EXHIBIT C
                                   ---------


                            [NAME OF CREDIT PARTY]

                             OFFICER'S CERTIFICATE
                             ---------------------
          (Pursuant to Section 5.3(z) of the Participation Agreement)

         ___________________, a [__________] (the "Company"), DOES HEREBY
CERTIFY as follows:

     1. Each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof, except to the extent any such representation or warranty relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date.

     2. No Lease Default or Lease Event of Default has occurred and is continuing under any Operative Agreement.

     3. Each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' or lessors' rights generally and general principles of equity.

     4. Each Credit Party has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

     Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of December 5, 2000 among the Capital One Bank and Capital One, F.S.B., jointly and severally as the Lessee and as the Construction Agent, Capital One Financial Corporation, as the Guarantor, First Union Development Corporation, as the Lessor, the various financial institutions and other institutional investors which are parties thereto from time to time, as Tranche A Note Purchasers (the "Tranche A Note Purchasers"), the various
                                   -------------------------
banks and other lending institutions which are parties thereto from time to time, as Tranche B Lenders (the "Tranche B Lenders"), First Union National Bank,
                                 -----------------
as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (the "Agent") and First Union
                                                      -----
National Bank, as the escrow agent (the "Escrow Agent").
                                         ------------

     IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.





                                           By:___________________________
                                           Name:_________________________
                                           Title:________________________

                                   EXHIBIT D
                                   ---------

                            [NAME OF CREDIT PARTY]

                            SECRETARY'S CERTIFICATE
                            -----------------------
         (Pursuant to Section 5.3(aa) of the Participation Agreement)

         [NAME OF CREDIT PARTY], a [__________] corporation (the "Company") DOES
                                                                  -------
HEREBY CERTIFY as follows:

         1.       Attached hereto as Schedule 1 is a true, correct and complete
                                     ----------
                  copy of the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company on __________. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         2.       Attached hereto as Schedule 2 is a true, correct and complete
                                     ----------
                  copy of the Articles of Incorporation of the Company on file in the Office of the Secretary of State of __________. Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and were in full force and effect on the date of the resolutions referenced in paragraph 1 and remain in full force and effect as of the date hereof.

         3.       Attached hereto as Schedule 3 is a true, correct and complete
                                     ----------
                  copy of the Bylaws of the Company. Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

                  Name                 Office                  Signature

         ______________________   ____________________    _____________________

         ______________________   ____________________    _____________________

IN WITNESS WHEREOF, the Company has caused this Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.

                                        [NAME OF CREDIT PARTY]

                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________

                                  Schedule 1
                                  ----------

                               Board Resolutions

                                  Schedule 2
                                  ----------

                           Articles of Incorporation

                                  Schedule 3
                                  ----------

                                    Bylaws

                                   EXHIBIT E
                                   ---------

                      FIRST UNION DEVELOPMENT CORPORATION

                             OFFICER'S CERTIFICATE
                             ---------------------
         (Pursuant to Section 5.3(cc) of the Participation Agreement)


         FIRST UNION DEVELOPMENT CORPORATION, a North Carolina corporation (the "Lessor"), DOES HEREBY CERTIFY as follows:

         1. Each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

         2. Each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it.

         3. The Lessor has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof, other than those conditions which have been expressly waived.

         4. No Default or Event of Default attributable solely to the Lessor has occurred and is continuing under any Operative Agreement.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of December 5, 2000 among Capital One Bank and Capital One, F.S.B., jointly and severally as the Lessee and as the Construction Agent, Capital One Financial Corporation, as the guarantor (the "Guarantor"), the
                                                          ---------
Lessor, the various financial institutions and other institutional investors which are parties thereto from time to time, Tranche A Note Purchasers (the "Tranche A Note Purchasers"), the various banks and other lending institutions
 -------------------------
which are parties thereto from time to time, as Tranche B Lenders (the "Tranche B Lenders"), First Union National Bank, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (the "Agent") and First Union National Bank, as the escrow agent (the
              -----
"Escrow Agent").
 ------------

IN WITNESS WHEREOF, the Lessor has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________________, ______.

                                                FIRST UNION DEVELOPMENT
                                                CORPORATION


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

                                   EXHIBIT F
                                   ---------

                      FIRST UNION DEVELOPMENT CORPORATION

                            SECRETARY'S CERTIFICATE
                            -----------------------
         (Pursuant to Section 5.3(dd) of the Participation Agreement)

                     CERTIFICATE OF [ASSISTANT] SECRETARY


         I, ______________________, duly elected and qualified [Assistant] Secretary of First Union Development Corporation (the "Company"), hereby certify as follows:

         1.       Attached hereto as Schedule 1 is a true, correct and complete
                                     ----------
                  copy of the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company on __________. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         2.       Attached hereto as Schedule 2 is a true, correct and complete
                                     ----------
                  copy of the Articles of Incorporation of the Company on file in the Office of the Secretary of State of North Carolina. Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and were in full force and effect on the date of the resolutions referenced in paragraph 1 and remain in full force and effect as of the date hereof.

         3.       Attached hereto as Schedule 3 is a true, correct and complete
                                     ----------
                  copy of the Bylaws of the Company. Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

                 Name                     Office                  Signature

         _____________________     ______________________    ___________________

         _____________________     ______________________    ___________________

IN WITNESS WHEREOF, the Company has caused this ________ Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.


                                                 FIRST UNION DEVELOPMENT
                                                 CORPORATION


                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                   EXHIBIT G
                                   ---------

                                  [Reserved]

                                   EXHIBIT H
                                   ---------

                                  [Reserved]

                                   EXHIBIT I
                                   ---------

                             _____________________

                             OFFICER'S CERTIFICATE
                             ---------------------
           (Pursuant to Section 5.5 of the Participation Agreement)


         CAPITAL ONE BANK, a Virginia banking corporation (the "Company"), for
                                                                -------
itself and as agent for Capital One, F.S.B., a federal savings bank, DOES HEREBY CERTIFY as follows:

1.       The address for the subject Property is _______________________________
         ________________________________.

2. The Completion Date for the construction of Improvements at the Property occurred on ______________.

3.       The aggregate Property Cost for the Property was $___________.

4. All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto are true and correct as of the Completion Date, except to the extent any such representation or warranty relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date.

5. No changes or modifications other than those approved by the Agent were made to the Plans and Specifications as provided to the appraiser for purposes of preparing the Appraisal that, to our knowledge individually or in the aggregate have caused or reasonably could cause the Fair Market Sales Value of the Improvements to be materially less than the Fair Market Sales Value at Completion as set forth in the Appraisal.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of December 5, 2000 among the Capital One Bank and Capital One, F.S.B., jointly and severally as the Lessee and as the Construction Agent, Capital One Financial Corporation, as the guarantor (the "Guarantor"), First Union
                                              ---------
Development Corporation, as the lessor (the "Lessor"), the various financial
                                             ------
institutions and other institutional investors which are parties thereto from time to time as purchasers of Tranche A Notes (the "Tranche A Note Purchasers"),
                                                    -------------------------
the various banks and other lending institutions which are parties thereto from time to time as lenders (the "Tranche B Lenders") (the Tranche A Note
                              -----------------
Purchasers) and the Tranche B Lenders may be referred to as the "Primary
                                                                 -------
Financing Parties"), First Union National Bank, as the agent for the Primary
-----------------
Financing Parties and respecting the Security Documents, as the agent for the Secured Parties and First Union National Bank, as the escrow agent (the "Escrow Agent").

        [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.



                                                 _______________________________



                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title:_________________________

                                  Schedule I
                                  ----------

             (Documentation in Support of Aggregate Property Cost)

                                   EXHIBIT J
                                   ---------

                                  [Reserved]

                                    EXHIBIT K
                                    ---------

                     [Description of Material Litigation]
          (Pursuant to Section 6.2(d) of the Participation Agreement)

         In connection with the transfer of substantially all of Signet Bank's credit card business to the COB in November 1994, COFC and the COB agreed to indemnify Signet Bank (which was acquired by First Union Bank on November 30,
1997) for certain liabilities incurred in litigation arising from that business, which may include liabilities, if any, incurred in the purported class action case described below.

         During 1995, COFC and COB became involved in a purported class action suit relating to certain collection practices engaged in by Signet Bank and, subsequently, by COB. The complaint in this case alleges that Signet Bank and/or COB violated a variety of California state statutes and constitutional and common law duties by filing collection lawsuits, obtaining judgements and pursuing garnishment proceedings in the Virginia state courts against defaulted credit card customers who were not residents of Virginia. This case was filed in the Superior Court of California in the County of Alameda, Southern Division, on behalf of a class of California residents. The complaint in this case seeks unspecified statutory damages, compensatory damages, punitive damages, restitution, attorneys' fees and costs, a permanent injunction and other equitable relief.

         In early 1997, the California court entered judgement in favor of COB on all of the plaintiffs' claims. The plaintiffs appealed the ruling to the California Court of Appeals First Appellate District Division 4. In early 1999, the Court of Appeals affirmed the trial court's ruling in favor of COB on six counts, but reversed the trial court's ruling on two counts of the plaintiffs' complaint. The California Supreme Court rejected COB's Petition for Review of the remaining two counts and remitted them to the trial court for further proceedings. In August 1999, the trial court denied without prejudice plaintiffs' motion to certify a class on the one remaining common law claim. In November 1999, the United States Supreme Court denied COB's writ of certiorari on the remaining two counts, declining to exercise its discretionary power to review these issues.

         Subsequently, COB moved for summary judgement on the two remaining counts and for a ruling that a class cannot be certified in this case. The motion for summary judgement was granted in favor of COB on both counts, but the plaintiffs were granted leave to amend the complaint. Plaintiff has filed an Amended Complaint and COB's Demurrer is pending.

         Because no specific measure of damages is demanded in the complaint of the California case and the trial court entered judgement in favor of COB before the parties completed any significant discovery, an informed assessment of the ultimate outcome of this case cannot be made at this time. Management believes, however, that there are meritorious defenses to this lawsuit and intends to defend it vigorously.

         COFC and its Subsidiaries are commonly subject to various other pending and threatened legal actions arising from the conduct of its normal business activities. In the opinion of management, the ultimate aggregate liability, if any, arising out of any pending or threatened action will not have a material adverse effect on the consolidated financial condition of COFC and its Consolidated Subsidiaries. At the present time, however, management is not in a position to determine whether the resolution of pending or threatened litigation will have a material effect on the COFC and its Consolidated Subsidiaries results of operations in any future reporting period.

                                   EXHIBIT L

  [States of Incorporation/Formation and Principal Place of Business of the
                              Guarantor]
          (Pursuant to Section 6.2(i) of the Participation Agreement)


                                 State of                State of Principal
                                 --------                ------------------
     Guarantor            Incorporation/Formation        Place of Business
     ---------            -----------------------        ------------------

       COFC                     Delaware                      Virginia

--------------------------------------------------------------------------------

                                  Appendix A
                        Rules of Usage and Definitions

--------------------------------------------------------------------------------


                                I. Rules of Usage


The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

         (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

         (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

         (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

         (d) References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

         (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented and/or restated from time to time in accordance with the applicable provisions thereof.

         (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

         (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

         (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

         (i) References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the allocated cost of in-house counsel.

         (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto.

         (k) Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable Operative Agreement.

         (l) In computing any period of time for purposes of any Operative Agreement, the mechanics for counting the number of days set forth in Rule 6 of the Federal Rules of Civil Procedure shall be observed.


                                 II. Definitions

         "ABR" shall mean, for any day, a rate per annum equal to the greater of
(a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof: "Prime Lending Rate" shall mean the rate announced by the Agent from time to time as its prime lending rate as in effect from time to time. The Prime Lending Rate is a reference rate and is one of several interest rate bases used by the Agent and does not necessarily represent the lowest or most favorable rate offered by the Agent actually charged to any customer. Any Tranche B Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Agent changes. "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

         "ABR Loans" shall mean Tranche B Loans the rate of interest applicable to which is based upon the ABR.

         "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement and/or Section 11 of the Note Purchase Agreement.

         "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Acquisition Advance" shall have the meaning given to such term in
Section 5.3 of the Participation Agreement.

         "Advance" shall mean a Construction Advance or an Acquisition Advance.

         "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, no individual shall be an Affiliate of a specified Person solely by reason of his or her being a director, officer or employee of such specified Person or any of its Subsidiaries.

         "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients with respect to the receipt by the recipient of such amounts (less any tax savings realized as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

         "Agency Agreement" shall mean the Agency Agreement, dated as of the Closing Date between the Construction Agent and the Lessor.

         "Agency Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Agency Agreement Event of Default.

         "Agency Agreement Event of Default" shall have the meaning given to such term in Section 5.1 of the Agency Agreement.

         "Agent" shall mean First Union National Bank, as agent for the Primary Financing Parties pursuant to the Credit Agreement and the Note Purchase Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement and the Note Purchase Agreement and respecting the Security Documents, as agent for the Secured Parties.

         "Applicable Percentage" shall mean for Eurodollar Loans, 1.40%.

         "Appraisal" shall mean, with respect to the Property, an "as-built" appraisal to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the reasonable judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

         "Appraisal Procedure" shall have the meaning given such term in Section
22.4 of the Lease.

         "Approved Bank" shall mean any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof.

         "Approved State" shall mean the Commonwealth of Virginia.

         "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

         "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit Agreement as Exhibit B.

         "Assignment of Escrow Account" shall mean the Assignment of Escrow Account dated on the Closing Date executed by the Lessor and agreed and accepted by the Construction Agent and the Agent.

         "Available Tranche B Lender Commitment" shall mean, as to any Tranche B Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Tranche B Lender's Commitment over (b) the aggregate principal amount of all Tranche B Loans made by such Tranche B Lender as of such date (but without giving effect to any repayments or prepayments of any Tranche B Loans under the Credit Agreement).

         "Bank Regulatory Authority" shall mean with respect to any Person, the Board, the Comptroller of the Currency, the Federal Deposit Insurance Corporation and all other bank regulatory authorities (including, without limitation, relevant state bank regulatory authorities) having jurisdiction over such person.

         "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

         "Bankruptcy Event" means with respect to Borrower or any Credit Party, any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Borrower or such Credit Party or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of its assets or liabilities.

         "Basic Documents" shall mean the following: the Participation Agreement, the Agency Agreement, the Credit Agreement, the Note Purchase Agreement, the Notes, the Lease, the Guaranty and the Security Agreement.

         "Basic Rent" shall mean an amount equal to the scheduled interest due on the Notes on any Scheduled Interest Payment Date (but not including interest on (a) any Note due prior to the Rent Commencement Date with respect to the Property or (b) any overdue amounts under Section 2.8(b) of the Credit Agreement, Section 7.1(b) of the Note Purchase Agreement or otherwise) payable in accordance with the Lease and the Participation Agreement.

         "Basic Term" shall have the meaning given to such term in Section 2.2 of the Lease.

         "Benefitted Lender" shall have the meaning specified in Section 9.10(a) of the Credit Agreement.

         "Benefitted Note Purchaser" shall have the meaning specified in Section 22.6(a) of the Note Purchase Agreement.

         "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Agent.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "Borrower" shall mean First Union Development Corporation, a North Carolina corporation, and any successor, replacement and/or additional borrower or lessor expressly permitted under the Operative Agreements.

         "Borrower's Interest" shall mean the Borrower's rights in, to and under the Property, the Operative Agreements, any other property contributed on behalf of the Lessee and any and all other property or assets from time to time of the Borrower obtained with respect to the Operative Agreements, including, without limitation, Modifications, and all amounts of Rent, insurance proceeds and condemnation awards, indemnity or other payments of any kind received by the Borrower pursuant to the Operative Agreements.

         "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant to Section 2.3 of the Credit Agreement as a date on which the Lessor requests the Tranche B Lenders to make Loans thereunder.

         "Budgeted Total Property Cost" shall mean, at any date of determination with respect to the Property during the Construction Period, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to the Property.

         "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Virginia, North Carolina or any other states from which the Agent or any Tranche B Lender funds the transactions contemplated by the Operative Agreements are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term
--------  -------
"Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Called Principal" shall mean, with respect to any Tranche A Note, the principal of such Tranche A Note that is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

         "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capital Adequacy Guidelines" means the Capital Adequacy Guidelines for State Member Banks published by the Board (12 C.F.R. Part 208, Appendix A, including related definitions in Section 208.31, in each case as amended, modified and supplemented and in effect from time to time or any replacement thereof).

         "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a Capitalized Lease.

         "Capital Stock" shall mean any nonredeemable capital stock of any Credit Party or any of its Subsidiaries or of any other applicable Person, whether common or preferred.

         "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

         "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (b) U.S. dollar denominated time and demand deposits and certificates of deposit of any Approved Bank having capital and surplus in excess of $500,000,000, in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof), or issued or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's (d) repurchase agreements with a bank or trust company (including any of the Tranche B Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, and (e) investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to investments of the character described in the foregoing subdivisions (a) through (c).

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.(S) 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever.

         "Closing" shall have the meaning given to such term in Section 3 of the Note Purchase Agreement.

         "Closing Date" shall mean December 5, 2000.

         "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

         "COB" shall mean Capital One Bank, a Virginia banking corporation.

         "COFC" shall mean Capital One Financial Corporation, a Delaware corporation.

         "Collateral" shall mean all assets of the Lessor, the Construction Agent and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

         "Commencement Date" shall have the meaning specified in Section 2.2 of the Lease.

         "Commitments" shall mean the Tranche A Commitments of each Tranche A Note Purchaser as set forth in Schedule A to the Note Purchase Agreement, as
                               ----------
such Schedule A may be amended or replaced from time to time, and the Tranche B
     ----------
Commitments of each Tranche B Lender as set forth in Schedule 2.1 to the Credit Agreement, as such Schedule 2.1 may be amended and replaced from time to time.

         "Commitment Percentage" shall mean, as to any Primary Financing Party at any time, the percentage which such Primary Financing Party's Commitment then constitutes of the aggregate Commitments (or, with respect to the Tranche B Lenders, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Primary Financing Party's Financing then outstanding constitutes of the aggregate principal amount of all of the Financing then outstanding).

         "Commitment Period" shall mean the period from and including the Closing Date to and including the Construction Period Termination Date, or such earlier date as the Tranche B Commitments shall terminate as provided in the Credit Agreement.

         "Company Obligations" shall mean the joint and several obligations of Capital One, F.S.B., a federal savings bank, and Capital One Bank, a Virginia banking corporation, in any and all capacities under and with respect to, and in accordance with, the Operative Agreements, including, without limitation, the obligation to pay Basic Rent, Supplemental Rent, Termination Value and Maximum Residual Guarantee Amount.

         "Completion" shall mean, with respect to the Property, such time as the acquisition, installation, testing and final completion (subject to completion of punch list items) of the Improvements on the Property has been achieved in accordance with the Plans and Specifications, the Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements and a certificate of occupancy has been issued with respect to the Property by the appropriate governmental entity (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect or if compliance with any of the foregoing is otherwise waived by the Agent upon instruction from the Secured Parties in accordance with the terms of the Intercreditor Agreement).

         "Completion Date" shall mean the date on which Completion for the Property has occurred.

         "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic flow to the Property so as to result in a change in access to the Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

         "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.

         "Construction Advance" shall mean an advance of funds to pay Project Costs pursuant to Section 5.4 of the Participation Agreement.

         "Construction Agent" shall mean Capital One, F.S.B., a federal savings bank, and Capital One Bank, a Virginia banking corporation, jointly and severally as the construction agent under the Agency Agreement.

         "Construction Budget" shall mean the cost of acquisition, installation, testing, constructing, equipping and developing the Property and other Project Costs as determined by the Construction Agent in its reasonable, good faith judgment.

         "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Agency Agreement.

         "Construction Contract" shall mean any contract entered into between the Construction Agent or the Lessee with a Contractor for the construction of Improvements or any portion thereof on the Property.

         "Construction Period" shall mean the period commencing on the Construction Commencement Date for the Property and ending on the Completion Date for the Property.

         "Construction Period Property" shall have the meaning given to such term in Section 5.3(b) of the Agency Agreement.

         "Construction Period Termination Date" shall mean (a) the earlier of
(i) the date that the Tranche B Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) December 31, 2002 (subject to extension in accordance with Section 5.11 of the Participation Agreement) or (b) any such later date as shall be agreed to by the Majority Secured Parties.

         "Contractor" shall mean each entity with whom the Construction Agent or the Lessee contracts to construct any Improvements or any portion thereof on the Property.

         "Control Agreement" shall mean that certain Control Agreement dated as of the Closing Date among the Agent, the Lessor, the Construction Agent and the Escrow Agent.

         "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Credit Party, are treated as a single employer under Section 414 of the Code.

         "Credit Agreement" shall mean the Credit Agreement, dated as of the Closing Date, among the Borrower, the Agent and the Tranche B Lenders, as specified therein.

         "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

         "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

         "Credit Documents" shall mean the Participation Agreement, the Credit Agreement, the Note Purchase Agreement, the Notes and the Security Documents.

         "Credit Parties" shall mean the Construction Agent, the Lessee and the Guarantor.

         "Debt Rating" shall mean, as of any date of determination thereof and with respect to any Person, the ratings most recently published by the Rating Agencies relating to the unsecured, unsupported senior long-term debt obligations of such Person.

         "Deed" shall mean a warranty deed regarding the Land and/or Improvements in form and substance satisfactory to the Agent.

         "Deed of Trust Trustee" shall have the meaning given to such term in
Section 17.5(c) of the Lease.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Delinquency Ratio" shall mean, on any date and with respect to any Person, the ratio of (a) all Past Due Receivables with respect to such Person on such date to (b) the aggregate amount of all Managed Receivables with respect to such Person on such date; provided that with respect to FSB, "Delinquency Ratio"
                          --------
shall mean the ratio (computed with respect to COB and FSB on a combined basis, but without any intercompany eliminations) of (i) all Past Due Receivables of COB and FSB on such date to (ii) the aggregate amount of all Managed Receivables of COB and FSB on such date.

         "Discounted Value" shall mean, with respect to the Called Principal of any Tranche A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "Dispute" shall mean any claim or controversy arising out of, or relating to, the Operative Agreements between or among the parties thereto.

         "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

         "Election Date" shall have the meaning given to such term in Section
20.1 of the Lease.

         "Election Notice" shall have the meaning given to such term in Section
20.1 of the Lease.

         "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including without limitation any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on the Closing Date.

         "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) relating to or affecting the Property arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Substance, Environmental Law, or other order of a Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Substances, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq., and state statutes analogous thereto.

         "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law relating to or affecting the Property.

         "Equipment" shall mean equipment, apparatus and fixtures of every kind and nature whatsoever purchased or otherwise acquired using the proceeds of Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements, including but without limiting the generality of the foregoing, all equipment described in the Appraisal including without limitation all heating, electrical, and mechanical equipment, lighting fixtures, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description, and any other personal property described on Schedule 3 to any Requisition, but excluding Lessee Equipment.

         "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the applicable Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean each entity required to be aggregated with any Credit Party pursuant to the requirements of Section 414(b) or (c) of the Code.

         "Escrow Account" shall mean that certain deposit account (including without limitation the deposits and other property in such account) which is held at First Union National Bank as account number 507 2000 148.

         "Escrow Agent" shall mean First Union National Bank, CMG/Corporate Trust Department, a national banking association.

         "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Loans" shall mean Tranche B Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

         "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to a fraction (a) expressed as a percentage (rounded upward to the nearest one sixteenth (1/16) of one percent (1%)) (i) with the numerator equal to a per annum interest rate determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), reported on Telerate page 3750 as of 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period and (ii) the denominator equal to 100% minus the Eurocurrency Reserve Requirements. In the event no such offered rates appear on Telerate page 3750, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to a fraction (b) expressed as a percentage (rounded upward to the nearest one sixteenth (1/16) of one percent (1%)) (i) with the numerator equal to a per annum interest rate determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period (provided that if at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates) and (ii) the denominator equal to 100% minus the Eurocurrency Reserve Requirements. As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates,
         -----
"Eurodollar Rate"
shall mean for the Interest Period for each Eurodollar Loan comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to a fraction (c) expressed as a percentage (rounded upward to the nearest one-sixteenth (1/16) of one percent (1%)) (i) with the numerator equal to the average per annum rate of interest determined by the office of the Agent (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and (ii) the denominator equal to 100% minus the Eurocurrency Reserve Requirements. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate from another recognized service or interbank quotation, or by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

         "Event of Default" shall mean a Lease Event of Default, an Agency Agreement Event of Default, a Credit Agreement Event of Default or a Note Purchase Agreement Event of Default.

         "Event of Loss" shall mean any Casualty, Condemnation or Environmental Violation that causes or results in the delivery of a Termination Notice by the Lessee in accordance with Section 16.1 of the Lease.

         "Excepted Payments" shall mean:

                  (a) all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which any Financing Party or any of its Affiliates, agents, officers, directors or employees is entitled;

                  (b) any amounts (other than Basic Rent or Termination Value) payable under any Operative Agreement to reimburse any Financing Party or any of its Affiliates (including without limitation the reasonable expenses of a Financing Party incurred in connection with any such payment) for performing or complying with any of the obligations of any Credit Party under and as permitted by any Operative Agreement;

                  (c) any amount payable to the Lessor or any Primary Financing Party by any transferee permitted under the Operative Agreements of the Lessor or such Primary Financing Party as the purchase price of the Lessor's interest in the Borrower's Interest (which amount shall not include any amounts necessary to pay the principal, interest and Make-Whole Amount on the Notes or any other amount payable to the Agent or the Primary Financing Parties) or such Primary Financing Party's interest in the transactions contemplated by the Operative Agreements (or a portion thereof);

                  (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to any Financing Party;

                  (e) any insurance proceeds under policies maintained by the Lessor or any other Financing Party pursuant to or in accordance with the terms of the Operative Agreements;

                  (f) Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Lessor or any other Financing Party;

                  (g) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (f) above; and

                  (h) any rights of the Financing Parties to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the
                            --------
         right to terminate the Lease.

         "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

         "Exculpated Persons" shall mean the Lessor (except with respect to the representations and warranties and the other obligations of the Lessor pursuant to the Operative Agreements expressly undertaken by it in its capacity as a Primary Financing Party), its officers, directors, shareholders and partners.

         "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Expiration Date" shall mean the last day of the Term; provided, in no
                                                                --------
event shall the Expiration Date be later than the tenth anniversary of the Closing Date, unless a later date has been expressly agreed to in writing by each of the Lessor, the Lessee, the Agent, and the Primary Financing Parties in accordance with the terms and conditions set forth in Section 2.2 of the Lease.

         "Fair Market Sales Value" shall mean, with respect to the Property, the amount, which in any event, shall not be less than zero (0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, the Property. Fair Market Sales Value of the Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, the Property is in the condition and state of repair required under Section 10.1 of the Lease and each Credit Party is in compliance with the other requirements of the Operative Agreements.

         "FDIA" shall mean the Federal Deposit Insurance Act.

         "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

         "Financing" shall mean the financing extended pursuant to the Credit Agreement or the Note Purchase Agreement and shall include both the Tranche A Proceeds and the Tranche B Loans.

         "Financing Parties" shall mean the Lessor, the Agent, the Escrow Agent and the Primary Financing Parties.

         "First Priority Liens" shall have the meaning given to such term in
Section 3.1 of the Intercreditor Agreement.

         "Fixtures" shall mean all fixtures, as defined in accordance with Virginia law, relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto, excluding Lessee Equipment.

         "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, other than a Casualty or Condemnation, including without limitation strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition.

         "Form W-8BEN" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Form W-8ECI" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "FSB" shall mean Capital One, F.S.B., a federal savings bank.

         "GAAP" shall mean generally accepted accounting principles, consistently applied, set forth in the opinions and pronouncements of the accounting principles board of the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

         "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Ground Lease" shall mean that certain Ground Lease dated as of the Closing Date respecting the Property between COB, as lessor, and Lessor, as lessee.

         "Guarantor" shall mean Capital One Financial Corporation, a Delaware corporation, as a guarantor of the Construction Agent and the Lessee under the Guaranty.

         "Guarantor Credit Agreement" shall mean that certain Second Amended and Restated Credit Agreement dated as of May 25, 1999 among Capital One Financial Corporation, Capital One Bank and Capital One, F.S.B., as borrowers, The Chase Manhattan Bank, as Administrative Agent and the other financial institutions party thereto, as such may hereafter be amended, modified, supplemented and/or restated (including by a refinancing transaction) from time to time.

         "Guaranty" shall mean that certain Guaranty dated as of the Closing Date and executed by COFC in favor of the Financing Parties; provided, however,
                                                             --------
that for purposes of Sections 6.3, 6.4, 8.3A, 8.3B, 8.3C and 8.3D of the Participation Agreement (and defined terms used in connection therewith), the term "Guaranty" shall also mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

         "Hard Costs" shall mean all costs and expenses payable for supplies, materials, labor and profit with respect to the Improvements under any Construction Contract.

         "Hazardous Substance" shall mean any of the following: (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

         "Impositions" shall mean any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") including but not limited to (i) real and personal property taxes,
  -----
including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on the Property, including without limitation all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and all interest, additions to tax and penalties, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Indemnified Person, the Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, purchase, acceptance, rejection, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on or in, delivery, insuring, use, rental, lease, operation, improvement, sale, transfer of title, return or other disposition of the Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to the Property, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (e) the Operative Agreements, the execution, performance or enforcement thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes; (i) the Borrower or the Borrower's Interest; or (j) otherwise in connection with the transactions contemplated by the Operative Agreements.

         "Improvements" shall mean, with respect to the construction, renovations and/or Modifications on the Land, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land which is subject to the Ground Lease, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to the Closing Date, excluding in all circumstances Lessee Equipment.

         "Indebtedness" for any Person, means: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) non-contingent obligations of such Person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

         "Indemnified Person" shall mean the Lessor, the Agent, the Placement Agent, the Escrow Agent, the Primary Financing Parties and their respective successors, assigns, directors, trustees, shareholders, partners, officers, employees, agents and Affiliates.

         "Indemnity Provider" shall mean the Lessee.

         "Initial Construction Advance" shall mean any initial Advance to pay for: (a) Property Costs for construction of any Improvements; and (b) the Property Costs of restoring or repairing the Property in accordance with Section 15.1(e) of the Lease.

         "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Insurance Consultant" shall mean Marsh USA Inc.

         "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee or the Construction Agent, as the case may be.

         "Insured Subsidiary" shall mean any insured depositary institution (as defined in 12 U.S.C. ss.1813(c) (or any successor provision), as amended, re-enacted or redesignated from time to time), that is controlled (within the meaning of 12 U.S.C. ss.1841 (or any successor provision), as amended, re-enacted or redesignated from time to time) by any Credit Party.

         "Intangibles" means, as at any date and with respect to any Person, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such Person and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to September 30, 2000 in the book value of any asset of such Person or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries of such Person and all equity investments in Persons that are not Subsidiaries of such Person and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

         "Intercreditor Agreement" shall mean that certain Intercreditor and Lien Subordination Agreement dated as of the Closing Date among the Lessee, the Guarantor, the Lessor, the Tranche A Note Purchasers, the Tranche B Lenders and the Agent.

         "Interest Period" shall mean during the Commitment Period and thereafter as to any Eurodollar Loan (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and ending one (1) month, two (2) months, three (3) months or six (6) months thereafter, as selected by the Lessee on behalf of the Lessor in its applicable notice given with respect thereto and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one (1) month, two (2) months, three (3) months or six (6) months thereafter, as selected by the Lessee on behalf of the Lessor by irrevocable notice to the Agent in each case not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided,
                                                                       --------
however, that all of the foregoing provisions relating to Interest Periods are
-------
subject to the following: (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (B) no Interest Period shall extend beyond the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, (D) there shall not be more than four (4) Interest Periods outstanding at any one (1) time.

         "Interim Term" shall have the meaning given to such term in Section 2.2 of the Lease.

         "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "Land" shall mean a parcel of real property described on (a) the Requisition issued by the Construction Agent on the Closing Date relating to such parcel and (b) the schedules to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

         "Law" shall mean any statute, law, ordinance, regulation, rule, directive, order, writ, injunction or decree of any Tribunal.

         "Lease" or "Lease Agreement" shall mean the Lease Agreement dated as of the Closing Date, between the Lessor and the Lessee, together with the Lease Supplement thereto.

         "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" shall have the meaning specified in Section
17.1 of the Lease.

         "Lease Supplement" shall mean the Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto.

         "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Lessor, any Credit Party, the Agent, any Primary Financing Party or the Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such Property, Land, Improvements or Equipment, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101 et. seq., and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental
Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to any Credit Party affecting the Property or the Appurtenant Rights.

         "Lessee" shall have the meaning set forth in the Lease.

         "Lessee Equipment" shall mean all signs, exterior lighting standards, machinery, apparatus, furniture, furnishings, telephone systems, telecommunication systems, computers, computer terminals, all items relating to data transmission, trash compactors, shelving, snow removal and lawn maintenance equipment and other related equipment, movable or demountable partitions, motorized vehicles, trade fixtures and temporary auxiliary structures, tools, supplies, materials, security systems, wiring, fibers, PBX, data connections, video equipment, cafeteria furnishings and equipment, public address system, inventory and other personal property and all renewals and replacements thereof, in each case, now owned or hereafter acquired by the Lessee (without the proceeds of any Advance and which is not attached to the Improvements in such a manner as to become a fixture under applicable law) or any subtenant or permitted assignee of the Lessee (without the proceeds of any Advances and which is not attached to the Improvements in such a manner as to become a fixture under applicable law) and installed or located at or on the Property or necessary for the operations of the Lessee's business.

         "Lessor" shall mean First Union Development Corporation, a North Carolina corporation, and any successor, replacement and/or additional lessor or lessor expressly permitted under the Operative Agreements.

         "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

         "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements,
(c) any claim against the Lessor with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor pursuant to
Section 11 of the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Property, the Borrower's Interest or the Operative Agreements other than the transfer of title to or possession of any Property by the Lessor pursuant to and in accordance with the Lease, the Note Purchase Agreement, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

         "Leverage Ratio" means, on any date and with respect to any Person, the ratio of (a) the sum (determined for such Person and its consolidated Subsidiaries on a consolidated basis without duplication in accordance with
GAAP) of (i) the aggregate amount of Indebtedness outstanding on such date (not including non-brokered deposit liabilities incurred by such Person in the ordinary course of business) minus (ii) the aggregate amount of all on-balance
                             -----
sheet loans held for securitization on such date to (b) Tangible Net Worth with respect to such Person on such date.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

         "Limited Recourse Amount" shall mean with respect to the Property, an amount equal to the Termination Value with respect to the Property on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to the Property.

         "Majority Secured Parties" shall mean at any time, Primary Financing Parties whose Financings outstanding represent at least fifty-one percent (51%) of (a) the aggregate Financings outstanding or (b) to the extent there are no Financings outstanding, the aggregate of the Primary Financing Party Commitments.

         "Majority Tranche A Note Purchasers" shall mean at any time, Tranche A Note Purchasers whose Tranche A Proceeds outstanding represent at least fifty-one percent (51%) of the aggregate Tranche A Proceeds outstanding.

         "Majority Tranche B Lenders" shall mean at any time, Tranche B Lenders whose Tranche B Loans outstanding represent at least fifty-one percent (51%) of
(a) the aggregate Tranche B Loans outstanding or (b) to the extent there are no Tranche B Loans outstanding, the aggregate of the Tranche B Commitments.

         "Make-Whole Amount" shall mean, with respect to any Tranche A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Tranche A Note over the amount of such Called Principal; provided that the Make-Whole Amount
                                          --------
may in no event be less than zero.

         "Managed Receivables" means, on any date, the sum for any Person and its consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on-balance sheet credit card loans and other finance
            ----
receivables held for securitization plus (c) all securitized credit card loans
                                    ----
and other finance receivables managed by such Person and its consolidated Subsidiaries, provided that, as the term "Managed Receivables" is used in the
              --------
definition of "Tier 1 Capital to Managed Receivables Ratio", clauses (a), (b) and (c) above shall be determined exclusive of securitized non-revolving finance receivables.

         "Marketing Notice" shall have the meaning given to such term in Section 3.2(c) of the Intercreditor Agreement.

         "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

         "Marketing Price" shall have the meaning given to such term in Section 3.2(c) of the Intercreditor Agreement.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of any Person and its Subsidiaries taken as a whole.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities or operations of COFC and its Consolidated Subsidiaries taken as a whole, (b) the ability of any Credit Party to perform its respective obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Primary Financing Parties, or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on the Property or the Collateral created by any of the Operative Agreements, or (e) the fair market value, utility or useful life of the Property or the use, or ability of the Lessee to use, the Property for the purpose for which it was intended.

         "Material Subsidiary" means any Subsidiary of any Person except a special purpose vehicle.

         "Maturity Date" shall mean the Expiration Date.

         "Maximum Amount" shall have the meaning given to such term in Section
5.4 of the Agency Agreement.

         "Maximum Guaranty Price Contract" shall mean that certain construction contract to be entered into prior to the commencement of construction of the Improvements by and between the Construction Agent and James G. Davis Construction Corporation.

         "Maximum Residual Guarantee Amount" shall mean, at any date of determination, an amount equal to the sum of all amounts due and owing to the Tranche A Note Purchasers under the Note Purchase Agreement, the Tranche A Notes and under any other Operative Agreement.

         "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Mortgage Instruments" shall mean each deed of trust and any other instrument executed by the Lessor and the Lessee (or to the extent the Property is subject to a Ground Lease, the applicable Affiliate of the Lessee) in favor of the Agent (for the benefit of the Primary Financing Parties and the Lessor) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Agent, including without limitation the Tranche A Mortgage Instrument and the Tranche B Mortgage Instrument.

         "Multiemployer Plan" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by any Credit Party or any ERISA Affiliate and that is covered by Title IV of ERISA.

         "Multiple Employer Plan" shall mean a plan to which any Credit Party or any ERISA Affiliate and at least one (1) other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

         "Non-GAAP Expenses" shall mean Tranche A Non-GAAP Interest Expense, up-front structuring fees and any monthly extension fees paid or payable to the Tranche B Lenders, any other non-capitalized expenses relating to the Property determined in accordance with GAAP as such term was defined on the Closing Date, and any other non-capitalized expenses expressly approved by Lessor and each Tranche B Lender (in their sole discretion) from time to time.

         "Note Purchase Agreement" shall mean that certain Note Purchase Agreement dated as of the Closing Date among the Tranche A Note Purchasers, the Borrower and the Agent.

         "Note Purchase Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Note Purchase Agreement Event of Default.

         "Note Purchase Agreement Event of Default" shall have the meaning given to such term in Section 11 of the Note Purchase Agreement.

         "Notes" shall mean those notes issued to the Primary Financing Parties pursuant to the Note Purchase Agreement or the Credit Agreement and shall include both the Tranche A Notes and the Tranche B Notes.

         "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of any Person whose responsibilities extend to the subject matter of such certificate.

         "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Note Purchase Agreement, the Credit Agreement, the Notes, the Lease, the Lease Supplement, the Guaranty, the Security Agreement, the Assignment of Escrow Account, the Control Agreement, the Intercreditor Agreement, the Mortgage Instruments, the other Security Documents and the Ground Lease.

         "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of Exhibit A to the Lease.
                     ---------

         "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(b) of the Credit Agreement.

         "Overdue Rate" shall mean (a) with respect to Basic Rent and Supplemental Rent, and any other amount owed under or with respect to the Credit Agreement, the Note Purchase Agreement, the Notes or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement or 7.1(b) of the Note Purchase Agreement, as applicable, and (b) with respect to any other amount, the amount referred to in clause (y) of Section 2.8(b) of the Credit Agreement or clause (y) of Section 7.1(b) of the Note Purchase Agreement, as applicable.

         "Parent" means Capital One Financial Corporation, a Delaware corporation.

         "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

         "Participation Agreement" shall mean the Participation Agreement dated as of the Closing Date, among the Lessee, the Guarantor, the Lessor, the Primary Financing Parties, the Agent and the Escrow Agent.

         "Past-Due Receivables" means, on any date, the sum (determined with respect to any Person and its Subsidiaries on a consolidated basis in accordance with GAAP) of (a) all Managed Receivables the minimum payments on which are at least 90 days overdue on such date plus (b) all other non-performing assets; provided that Managed Receivables that are credit card loans, whether or not at least 90 days overdue, shall not constitute "Past-Due Receivables" to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such credit card loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor).

         "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest in connection with a prepayment of principal on the Financing is due under the Credit Agreement, the Note Purchase Agreement or the Notes.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation created by
Section 4002(a) of ERISA or any successor thereto.

         "Pension Plan" shall mean a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which any Credit Party or any ERISA Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Permitted Facility" shall mean each parcel of real property (together with improvements existing or to be built thereon) selected by the Lessee and acceptable to the Agent.

         "Permitted Liens" shall mean, with respect to the Property:

                  (a) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

                  (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

                  (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 13.1 of the Lease;

                  (d) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

                  (e) Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

                  (f) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section
         13.1 of the Lease;

                  (g) Liens in favor of municipalities to the extent agreed to by the Lessor and the Agent;

                  (h) all encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, will have a Material Adverse Effect; and

                  (i) any other Lien expressly consented to or approved by the Agent.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

         "Placement Agent" shall mean First Union Securities, Inc., in its capacity as the Placement Agent under the Note Purchase Agreement.

         "Plan" means an employee benefit or other plan established or maintained by any Credit Party or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Plans and Specifications" shall mean, with respect to Improvements, Equipment and other components of the Property, the plans and specifications for such Improvements, Equipment and other components of the Property to be constructed, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

         "Primary Financing Party Commitments" shall mean the Primary Financing Party Commitment of (i) each Tranche A Note Purchaser as set forth on Schedule A to the Note Purchase Agreement, as such Schedule A may be amended and replaced
                                        ----------
from time to time and

(ii) each Tranche B Lender as set forth in Schedule 2.1 to the Credit Agreement as such Schedule 2.1 may be amended and replaced from time to time.

         "Primary Financing Party Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Agent in the Collateral subject to the Security Documents.

         "Primary Financing Parties" shall mean the Tranche A Note Purchasers, the Tranche B Lenders and any other banks, financial institutions or other institutional investors which may be from time to time a Tranche A Note Purchaser or a Tranche B Lender to the Participation Agreement and either the Credit Agreement or the Note Purchase Agreement pursuant to the terms thereof.

         "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

         "Project Cost" shall have the meaning given to such term in Section 5.1 of the Participation Agreement.

         "Property" shall mean the Permitted Facility that is (or is to be) acquired, ground leased, constructed and/or renovated pursuant to the terms of the Operative Agreements, the leasehold interest in the Land and each item of Equipment and the various Improvements, in each case located on such Land.

         "Property Acquisition Cost" shall mean the cost to the Lessor to ground lease the Property on the Closing Date.

         "Property Cost" shall mean, with respect to the Property at any date of determination, an amount equal to (a) the aggregate principal amount of all Advances made on or prior to such date and advanced to or for the benefit of the Construction Agent pursuant to and for the purposes set forth in Section 5.1(a) of the Participation Agreement with respect to the Property minus (b) the
                                                            -----
aggregate amount of prepayments or repayments as the case may be of the Tranche A Notes or the Tranche B Loans allocated to reduce the Property Cost of the Property pursuant to Section 8 of the Note Purchase Agreement or Section 2.6(c) of the Credit Agreement, respectively.

         "PTE" shall have the meaning given to such term in Section 6.2(a) of the Note Purchase Agreement.

         "Purchase Option" shall have the meaning given to such term in Section
20.1 of the Lease.

         "Purchasing Lender" shall have the meaning given to such term in
Section 9.8(a) of the Credit Agreement.

         "QPAM Exemption" shall mean Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Rating Agencies" shall mean Moody's, S&P and Fitch Investors Service, L.P. or, in each case, any successor nationally recognized statistical rating organization.

         "Register" shall have the meaning given to such term in Section 9.9(a) of the Credit Agreement.

         "Regulation D" shall mean Regulation D of the Board, as the same may be modified and supplemented and in effect from time to time.

         "Regulation T" shall mean Regulation T of the Board, as the same may be modified and supplemented and in effect from time to time.

         "Regulation U" shall mean Regulation U of the Board, as the same may be modified and supplemented and in effect from time to time.

         "Regulation X" shall mean Regulation X of the Board, as the same may be modified and supplemented and in effect from time to time.

         "Reinvestment Yield" shall mean, with respect to the Called Principal of any Tranche A Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the third Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page USD" of the Bloomberg Financial Markets Services Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in U.S. Treasury securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

         "Related Financing Party" shall have the meaning given to such term in
Section 3.12 of the Intercreditor Agreement.

         "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

         "Remaining Average Life" shall mean, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Tranche A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Tranche A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

         "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

         "Rent Commencement Date" shall mean the Completion Date.

         "Reportable Event" shall have the meaning specified in Section 4043 of ERISA.

         "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

         "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

         "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or the Director of Corporate Funding.

         "Risk Adjusted Assets" means, on any date, the amount, for any Person and its consolidated Subsidiaries (determined on a consolidated basis), of "weighted risk assets", within the meaning given to such term in the Capital Adequacy Guidelines.

         "Rule 144A" shall mean Rule 144A of the Securities Act.

         "S&P" shall mean Standard and Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.

         "Sale Date" shall have the meaning given to such term in Section 20.3(a) of the Lease.

         "Sale Notice" shall mean a notice given to the Agent in connection with the election by the Lessee of its Sale Option.

         "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.

         "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease are less than the Limited Recourse Amount with respect to the Property if it has been determined that the Fair Market Sales Value of the Property at the expiration of the term of the Lease has been impaired by greater than ordinary wear and tear during the Term of the Lease.

         "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan, the last day of the Interest Period applicable to such Eurodollar Loan (or respecting any Eurodollar Loan having an Interest Period of six (6) months, the three (3) month anniversary of such Interest Period), (b) as to any ABR Loan and any interest payment payable on any Tranche A Note, the first day of each month, unless such day is not a Business Day and in such case on the next occurring Business Day and (c) as to all Financings, the date of any voluntary or involuntary payment, prepayment, return or redemption of any principal amount thereof, and the Maturity Date, as the case may be.

         "Second Priority Liens" shall have the meaning given to such term in
Section 3.1 of the Intercreditor Agreement.

         "Secured Parties" shall have the meaning given to such term in the Security Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "Security Agreement" shall mean the Security Agreement dated as of the Closing Date between the Borrower and the Agent, for the benefit of the Secured Parties, and accepted and agreed to by the Lessee.

         "Security Assets" shall have the meaning given to such term in Section 2 of the Security Agreement.

         "Security Documents" shall mean the collective reference to the Security Agreement, the Mortgage Instruments, (to the extent the Lease is construed as a security instrument) the Lease, the UCC Financing Statements and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Note Purchase Agreement, the Credit Agreement and/or under any of the other Credit Documents.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of any Credit Party.

         "Settlement Date" shall mean, with respect to the Called Principal of any Tranche A Note, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

         "Soft Costs" shall mean all costs which are ordinarily and reasonably incurred in relation to the acquisition, development, installation, construction, improvement and testing of the Property other than Hard Costs, including without limitation structuring fees, administrative fees, legal fees, upfront fees, fees and expenses related to appraisals, title examinations, title insurance, document recordation, surveys, environmental site assessments, geotechnical soil investigations and similar costs and professional fees customarily associated with a real estate closing, the fees and expenses of the Lessor payable or reimbursable under the Operative Agreements and costs and expenses incurred pursuant to Sections 7.3(a) and 7.3(b) of the Participation Agreement.

         "Source" shall have the meaning given to such term in Section 6.2 of the Note Purchase Agreement.

         "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the Voting Securities issued by such corporation, partnership or other entity is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Supplemental Amounts" shall have the meaning given to such term in
Section 9.18 of the Credit Agreement and Section 22.14 of the Note Purchase Agreement, respectively.

         "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor, the Agent, the Primary Financing Parties or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value and the Maximum Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

         "Tangible Net Worth" means, on any date and with respect to any Person, the consolidated stockholders' equity of such Person and its consolidated Subsidiaries less Intangibles of such Person and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

         "Tax Affiliate" means, with respect to any corporate Person, any member of an affiliated group (within the meaning of Section 1504(a) of the Code or any similar provision of state or local law) in which such Person is a member, "former Tax Affiliate" means, with respect to any corporate Person, any other Person that had been but is not currently affiliated (within the meaning of Section 1504(a) of the Code or any similar provision of state or local law) with such Person, with respect to the period of their affiliation.

         "Taxes" shall have the meaning specified in the definition of "Impositions".

         "Term" shall mean, collectively, the Interim Term and the Basic Term.

         "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

         "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA, (d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (f) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan.

         "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

         "Termination Value" shall mean the sum of (a) the outstanding aggregate purchase price paid by the Tranche A Note Purchasers for the Tranche A Notes (minus any amounts then on deposit in the Escrow Account), plus (b) the outstanding aggregate principal amount of Tranche B Loans, plus (c) any accrued and unpaid interest owing to the Tranche A Note Purchasers or the Tranche B Lenders under the Tranche A Notes and the Tranche B Notes, plus (d) with respect to the Tranche B Lenders, any amounts payable pursuant to Section 11.4 of the Participation Agreement, and (other than in the case of an Event of Loss) with respect to the Tranche A Note Purchasers, the Make-Whole Amount, plus (e) to the extent the same is not duplicative of the amounts payable under clauses (a) through (d) above, all other Rent and other amounts then due and payable or accrued under the Agency Agreement, Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 and 11.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease).
-----

         "Tier 1 Capital" means, on any date, the amount, for any Person and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "Tier 1 Capital", within the meaning given to such term in the Capital Adequacy Guidelines.

         "Tier 1 Capital to Managed Receivables Ratio" means, on any date, the ratio (expressed as a percentage) of (a) Tier 1 Capital with respect to any Person on such date to (b) Managed Receivables with respect to such Person on such date.

         "Tier 1 Capital to Risk Adjusted Assets Ratio" means, on any date, the ratio (expressed as a percentage) of (a) Tier 1 Capital with respect to any Person on such date to (b) Risk Adjusted Assets with respect to such Person on such date.

         "Total Assets" means, on any date, the amount, for any Person and its consolidated Subsidiaries (determined on a consolidated basis) on such date of "average total consolidated assets", within the meaning given to such term in the Capital Adequacy Guidelines.

         "Total Capital" means, on any date, the amount, for any Person and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "total capital", within the meaning given to such term in the Capital Adequacy Guidelines.

         "Total Capital to Risk Adjusted Assets Ratio" means, on any date, the ratio (expressed as a percentage) of (a) Total Capital with respect to any Person on such date to (b) Risk Adjusted Assets with respect to such Person on such date.

         "Tranche A Commitments" shall mean the obligation of the Tranche A Note Purchasers to purchase the Tranche A Notes from the Borrower in an aggregate principal amount not to exceed the aggregate of the amounts set forth opposite each Tranche A Note Purchaser's name on Schedule A to the Note Purchase
                                        ----------
Agreement; provided, no Tranche A Note Purchaser shall be obligated to purchase
           --------
Tranche A Notes in excess of such Tranche A Note Purchaser's share of the Tranche A Commitments as set forth adjacent to such Tranche A Note Purchaser's name on Schedule A to the Note Purchase Agreement.
        ----------

         "Tranche A Mortgage Instruments" means each deed of trust and any other instrument executed by the Borrower and the Lessee in favor of the Agent (for the benefit of the Tranche A Note Purchasers) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Tranche A Note Purchasers.

         "Tranche A Non-GAAP Interest Expense" shall mean, for any Interest Period during the Construction Period, the interest payable pursuant to the Tranche A Notes on that portion of the Tranche A Proceeds then remaining in the Escrow Account minus any income earned from the investment of Tranche A Proceeds in Cash Equivalents pursuant to Section 5.12 of the Participation Agreement.

         "Tranche A Note" shall have the meaning given to it in Section 1 of the Note Purchase Agreement.

         "Tranche A Note Purchasers" shall mean the several institutional investors from time to time party to the Note Purchase Agreement that commit to purchase or otherwise hold from time to time the Tranche A Notes.

         "Tranche A Obligations" means the collective reference to all obligations, now existing or hereafter arising, owing by the Borrower and/or the Credit Parties and/or any of their affiliates to the Tranche A Note Purchasers under or pursuant to the Operative Agreements whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Participation Agreement, the Note Purchase Agreement, the Lease Agreement, the Agency Agreement, the Tranche A Notes or any of the other Operative Agreements, whether on account of principal, advanced amounts, interest, Make-Whole Amount, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or to the Tranche A Note Purchasers) that are required to be paid by the Borrower and/or the Credit Parties pursuant to the terms of the Operative Agreements.

         "Tranche A Proceeds" shall mean the proceeds from the sale of the Tranche A Notes to the Tranche A Note Purchasers pursuant to the Tranche A Commitment.

         "Tranche B Commitments" shall mean the obligation of the Tranche B Lenders to make the Tranche B Loans to the Lessor in an aggregate principal amount at any one time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche B Lender's name on Schedule 2.1 to the Credit
                                                   ------------
Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche
                                                            --------
B Lender shall be obligated to make Tranche B Loans in excess of such Tranche B Lender's share of the Tranche B Commitments as set forth adjacent to such Tranche B Lender's name on Schedule 2.1 to the Credit Agreement.
                           ------------

         "Tranche B Lenders" shall mean First Union National Bank and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche B Loans.

         "Tranche B Loan" shall mean the loans made pursuant to the Tranche B Commitment.

         "Tranche B Mortgage Instruments" means each deed of trust and any other instrument executed by the Borrower and the Lessee in favor of the Agent (for the benefit of the Tranche B Lenders) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Tranche B Lenders.

         "Tranche B Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

         "Tranche B Obligations" means the collective reference to all obligations, now existing or hereafter arising, owing by the Borrower and/or the Credit Parties and/or any of their affiliates to the Tranche B Lenders under or pursuant to the Operative Agreements whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Participation Agreement, the Credit Agreement, the Lease Agreement, the Agency Agreement, the Tranche B Notes, or any of the other Operative Agreements, whether on account of principal, advanced amounts, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or to the Tranche B Lenders) that are required to be paid by the Borrower and/or the Credit Parties pursuant to the terms of the Operative Agreements.

         "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation all costs and expenses described in
Section 7 of the Participation Agreement and the following:

                  (a) the reasonable fees, out-of-pocket expenses and disbursements of Moore & Van Allen, PLLC and Chapman and Cutler, as counsel to the Financing Parties, and of counsel to the Credit Parties in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements, but excluding in all cases the fees, expenses and disbursements of counsel to any individual Tranche A Note Purchaser;

                  (b) the reasonable fees, out-of-pocket expenses and disbursements of accountants for any Credit Party in connection with the transaction contemplated by the Operative Agreements;

                  (c) any and all other reasonable fees, charges or other amounts payable to the Primary Financing Parties, the Agent, the Escrow Agent, the Lessor or any broker which arises under any of the Operative Agreements;

                  (d) any other reasonable fees, out-of-pocket expenses, disbursements or costs of any party to the Operative Agreements or any of the other transaction documents; and

                  (e) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreements.

         "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

         "Type" shall mean, as to any Tranche B Loan, whether it is an ABR Loan or a Eurodollar Loan.

         "UCC Financing Statements" shall mean collectively the Primary Financing Party Financing Statements and the Lessor Financing Statements.

         "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all accrued benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Lessee or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

         "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "U.S. Person" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Voting Securities" shall mean, with respect to any Person, securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such Person (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

         "Wholly-Owned Entity" shall mean a Person all of the shares of capital stock or other ownership interest of which are owned by a referent Person and/or one of such referent Person's wholly-owned Subsidiaries or other wholly-owned entities.

         "Withdrawal Liability" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

         "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to the Property.